AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2002

                                                       REGISTRATION NOS. 2-93538

                                                                       811-04116

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 54


                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 55

                        (CHECK APPROPRIATE BOX OR BOXES)

                               ------------------

                               PHOENIX-ZWEIG TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               ------------------

             900 THIRD AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10022
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                     C/O PHOENIX/ZWEIG SHAREHOLDER SERVICES


                                 (800) 272-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               ------------------


                               RICHARD WIRTH, ESQ.
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                               ------------------


   It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
   |X| on May 1, 2002 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on        pursuant to paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on        pursuant to paragraph (a)(ii) of Rule 485.
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                               PHOENIX-ZWEIG TRUST

                  Cross Reference Sheet Pursuant to Rule 495(a)

This Registration Statement contains two prospectuses and two Statements of Additional Information. These are identified as Version A and Version B of each.

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks........................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B

           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions

13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information

16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C

        INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER
  THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

                                                                      PROSPECTUS
May 1, 2002






ZWEIG


PHOENIX-ZWEIG
APPRECIATION FUND

PHOENIX-ZWEIG
GOVERNMENT CASH FUND

PHOENIX-ZWEIG
GOVERNMENT FUND

PHOENIX-ZWEIG
GROWTH & INCOME FUND

PHOENIX-ZWEIG
MANAGED ASSETS

PHOENIX-ZWEIG
STRATEGY FUND


                           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           This prospectus contains important information that you should know before investing in Phoenix-Zweig Appreciation Fund, Phoenix-Zweig
                           Government Cash Fund, Phoenix-Zweig
                           Government Fund, Phoenix-Zweig Growth &
                           Income Fund, Phoenix-Zweig Managed Assets and Phoenix-Zweig Strategy Fund. Please read it carefully and retain it for future reference.
[logo]PHOENIX
      INVESTMENT PARTNERS, LTD.

      A member of the Phoenix Companies, Inc.

PHOENIX-ZWEIG TRUST
--------------------------------------------------------------------------------


TABLE OF CONTENTS


Phoenix-Zweig Trust.........................................................   1
Phoenix-Zweig Appreciation Fund

  Investment Risk and Return Summary........................................   2
  Fund Expenses.............................................................   5
Phoenix-Zweig Government Cash Fund
   Investment Risk and Return Summary.......................................   7
   Fund Expenses............................................................  10
Phoenix-Zweig Government Fund
   Investment Risk and Return Summary.......................................  12
   Fund Expenses............................................................  15
Phoenix-Zweig Growth & Income Fund
   Investment Risk and Return Summary.......................................  17
   Fund Expenses............................................................  20
Phoenix-Zweig Managed Assets
   Investment Risk and Return Summary.......................................  22
   Fund Expenses............................................................  27
Phoenix-Zweig Strategy Fund
   Investment Risk and Return Summary.......................................  29
   Fund Expenses............................................................  32

Additional Investment Techniques............................................  34
Management of the Funds.....................................................  37
Pricing of Fund Shares......................................................  39
Sales Charges...............................................................  40
Your Account................................................................  43
How to Buy Shares...........................................................  45
How to Sell Shares..........................................................  45
Things You Should Know When Selling Shares..................................  46
Account Policies............................................................  48
Investor Services...........................................................  49
Tax Status of Distributions.................................................  50
Financial Highlights........................................................  51

PHOENIX-ZWEIG TRUST
--------------------------------------------------------------------------------


THE TRUST

There are six Phoenix-Zweig mutual funds. Together they make up the Phoenix-Zweig Trust (the "Trust").

THE FUNDS


The six funds that make up the Trust are: Phoenix-Zweig Appreciation Fund (the "Appreciation Fund"), Phoenix-Zweig Government Cash Fund (the "Cash Fund"), Phoenix-Zweig Government Fund (the "Government Fund"), Phoenix-Zweig Growth & Income Fund (the "Growth & Income Fund"), Phoenix-Zweig Managed Assets ("Managed Assets Fund") and Phoenix-Zweig Strategy Fund (the "Strategy Fund"), each a "fund" and together, the "funds." Each fund has its own investment policies designed to help you achieve your goals.










                                                               Phoenix-Zweig   1

PHOENIX-ZWEIG APPRECIATION FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Zweig Appreciation Fund has an investment objective of increasing the value of your investment over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> The adviser manages the fund's investment program, including security selection, and maintains the general operation of the fund. The subadviser determines asset allocations for the fund based on fundamental and technical indicators that measure the risk and reward characteristics of the stock and bond markets. The three main groups of indicators are:

         o Monetary indicators, including the trend of interest rates, Federal Reserve policy, commodity prices, and economic activity;

         o Sentiment indicators, including mutual funds' cash-to-assets ratio, foreign buying and selling, and volume of initial and secondary public offerings; and

         o Momentum indicators, including new highs and lows, up-volume to down-volume, and divergences between large- and small-company stocks.

         As the indicators point to increasing levels of market risk, the fund may gradually reduce its market exposure. The fund may not be fully invested throughout bull and bear markets, but, instead, some profits may be left "on the table" as a strategy to limit losses. As a result, the fund may not keep pace with all-equity benchmarks or fully-invested stock funds during bull markets. While the fund attempts to limit losses, it is not possible to eliminate risk entirely.

> Generally, emphasis is placed primarily on the subadviser's tactical asset allocation strategy; security selection is secondary.

> The fund invests primarily in common stocks of companies with smaller capitalizations (generally less than $1 billion) with both value or growth characteristics.

> Up to 700 small company stocks are selected for fund investment primarily from the 2,000 stocks immediately following the 1,000 largest stocks based on market capitalization or trading volume. Generally, these 2,000 stocks have market capitalizations ranging from $262 million to $1.5 billion or an average trading volume of approximately $3.3 million.

2   Phoenix-Zweig Appreciation Fund

> Stocks are selected using quantitative analysis of growth indicators, such as earnings, sales and cash flow; value indicators, such as price to earnings; and miscellaneous indicators, such as price momentum.

> The fund's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the adviser may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. Money market instruments may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations. When this happens, the fund may not achieve its objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.


GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


SMALL CAPITALIZATIONS

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                             Phoenix-Zweig Appreciation Fund   3

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Appreciation Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]
                  CALENDAR YEAR           ANNUAL RETURN(%)
                      1992                      9.5
                      1993                     14.7
                      1994                     -1.8
                      1995                     24.0
                      1996                     15.4
                      1997                     23.8
                      1998                     -1.0
                      1999                     -1.8
                      2000                      2.0
                      2001                     3.85


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 17.19% (quarter ending December 31, 2001) and the lowest return for a quarter was -20.56% (quarter ending September 30, 1998). Year-to-date performance through March 31, 2002 was 7.10%.

-----------------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION (2)
AVERAGE ANNUAL TOTAL RETURNS                                                 ------------------------------------
(FOR THE PERIODS ENDING 12/31/01)(1)       1 YEAR      5 YEARS     10 YEARS     CLASS B     CLASS C     CLASS I
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
  Return Before Taxes                      -2.12%       3.75%        7.80%        --          --          --
-----------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(3)   -2.17%       0.83%        5.37%        --          --          --
-----------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(3)   -1.29%       2.40%        5.77%        --          --          --
  and Sale of Fund Shares
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
  Return Before Taxes                      -0.78%       4.16%         --         5.53%        --          --
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
  Return Before Taxes                       3.23%       4.27%         --          --         7.18%        --
-----------------------------------------------------------------------------------------------------------------
Class I
-----------------------------------------------------------------------------------------------------------------
  Return Before Taxes                       4.27%       5.32%         --          --          --         6.39%
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index (4)                         -11.87%      10.73%      12.97%       12.33%      13.28%(6)   11.55%
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Stock Index (5)                2.49%       7.52%      11.51%        8.47%      10.70%(6)    8.70%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class B Shares since April 8, 1996, Class C Shares since February 12, 1992 and Class I Shares since November 1, 1996.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. The Index's performance does not reflect sales charges.
(5) The Russell 2000 Index is an unmanaged, commonly used measure of small-cap stock total return performance. The Index's performance does not reflect sales charges.
(6) Indices since February 3, 1992.


4   Phoenix-Zweig Appreciation Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A       CLASS B       CLASS C       CLASS I
                                                                   SHARES        SHARES        SHARES       SHARES
                                                                   ------        ------        ------       ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                      5.75%          None          None         None
Maximum Deferred Sales Charge (load) (as a percentage of            None(a)         5%(b)      1.25%(c)      None
the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested                   None          None          None         None
Dividends
Redemption Fee                                                      None          None          None         None
Exchange Fee                                                        None          None          None         None
                                                         --------------------------------------------------------------

                                                                  CLASS A       CLASS B       CLASS C       CLASS I
                                                                   SHARES        SHARES        SHARES       SHARES
                                                                   ------        ------        ------       ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                    1.00%         1.00%         1.00%         1.00%
Distribution and Service (12b-1) Fees(d)                           0.30%         1.00%         1.00%         None
Other Expenses                                                     0.48%         0.48%         0.48%         0.48%
                                                                   ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.78%         2.48%         2.48%         1.48%
                                                                   =====         =====         =====         =====

-----------------------

(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             Phoenix-Zweig Appreciation Fund   5


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $745                 $1,103                 $1.484                $2,549
-----------------------------------------------------------------------------------------------------------------
   Class B                      $651                 $1,073                 $1,421                $2,563
-----------------------------------------------------------------------------------------------------------------
   Class C                      $376                  $773                  $1,321                $2,816
-----------------------------------------------------------------------------------------------------------------
   Class I                      $151                  $468                   $808                 $1,768

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $251                  $773                  $1,321                $2,563
-----------------------------------------------------------------------------------------------------------------
   Class C                      $251                  $773                  $1,321                $2,816

-----------------------------------------------------------------------------------------------------------------






6   Phoenix-Zweig Appreciation Fund

PHOENIX-ZWEIG GOVERNMENT CASH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


THIS PROSPECTUS DESCRIBES CLASS A, CLASS B, CLASS C AND CLASS I OF PHOENIX-ZWEIG GOVERNMENT CASH FUND. Refer to the Phoenix-Zweig Trust's Phoenix-Zweig Government Cash Fund Class M Prospectus for information on Class M Shares.


INVESTMENT OBJECTIVE

Phoenix-Zweig Government Cash Fund has an investment objective of seeking high current income consistent with maintaining liquidity and preserving capital. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

>        The fund seeks to maintain a stable $1.00 per share price.

>        The fund invests exclusively in the following instruments:

         o short-term securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities; and

         o  repurchase agreements collateralized by such securities.

         U.S. Government securities are considered to be of the highest credit quality, yet the primary consideration in choosing among these securities is managing risk related to changes in interest rate levels.

> Money market instruments selected for investment have remaining maturities of less than 397 days and have an average weighted portfolio maturity of not greater than 90 days.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the adviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.


                                          Phoenix-Zweig Government Cash Fund   7

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. A security's short-term investment rating may decline, increasing the chances that the issuer will be unable to make such payments when due. This may reduce the fund's stream of income and decrease the fund's yield.


INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.


U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield.










8   Phoenix-Zweig Government Cash Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Government Cash Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows the fund's average annual returns for one year, five years and over the life of the fund. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]
                 CALENDAR YEAR           ANNUAL RETURN (%)
                      1995                     5.1
                      1996                     4.8
                      1997                     5.0
                      1998                     4.9
                      1999                     4.5
                      2000                     5.7
                      2001                     3.5


(1) During the period shown in the chart above, the highest return for a quarter was 1.48% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.51% (quarter ending December 31, 2001). Year-to-date performance through March 31, 2002 was 0.33%.

----------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDING 12/31/01) (1)           ONE YEAR              FIVE YEARS       LIFE OF THE FUND(2)
----------------------------------------------------------------------------------------------------------------
   Class A Shares                                    3.50%                 4.72%                 4.70%
----------------------------------------------------------------------------------------------------------------
   Class B Shares                                   -1.19%                 3.83%                 3.87%
----------------------------------------------------------------------------------------------------------------
   Class C Shares                                    3.50%                 4.72%                 4.70%
----------------------------------------------------------------------------------------------------------------
   Class I Shares                                    3.80%                 5.03%                 5.02%
----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class A Shares and Class C Shares since May 1, 1994, Class B Shares since April 8, 1996 and Class I Shares since November 1, 1996. Class M Shares are covered in a separate prospectus.

The fund's 7-day yield on December 31, 2001 was 1.76% for Class A Shares, 0.97% for Class B Shares, 1.67% for Class C Shares and 1.97% for Class I Shares.







                                             Phoenix-Zweig Appreciation Fund   9

FUND EXPENSES

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 None          None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of      None         5%(b)        1.25%(c)        None
the lesser of the value redeemed or the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested             None          None          None          None
Dividends

Redemption Fee                                                None          None          None          None

Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------


                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                              0.50%         0.50%         0.50%         0.50%

Distribution and Service (12b-1) Fees(d)                     0.30%         1.00%         0.30%          None

Other Expenses                                               0.73%         0.57%         0.84%         0.66%
                                                             -----         -----         -----         -----

TOTAL ANNUAL FUND OPERATING EXPENSES(a)                      1.53%         2.07%         1.64%         1.16%
                                                             =====         =====         =====         =====

------------------------

(a) The adviser has voluntarily undertaken to limit expenses (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees and extraordinary expenses) until April 30, 2003 to 0.45% of the fund's average net assets. Prior to September 10, 2001, the adviser had limited expenses exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees and extraordinary expenses to 0.35% of the fund's average net assets. Total Annual Fund Operating Expenses after expense reimbursement (if applicable) are 0.68% for Class A Shares, 1.38% for Class B Shares, 0.68% for Class C Shares, and 0.38% for Class I Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares

10  Phoenix-Zweig Government Cash Fund
after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $156                  $483                   $834                 $1,824
-----------------------------------------------------------------------------------------------------------------
   Class B                      $610                  $949                  $1,214                $2,198
-----------------------------------------------------------------------------------------------------------------
   Class C                      $292                  $517                   $892                 $1,944
-----------------------------------------------------------------------------------------------------------------
   Class I                      $118                  $368                   $638                 $1,409

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $210                  $649                  $1,114                $2,198
-----------------------------------------------------------------------------------------------------------------
   Class C                      $167                  $517                   $892                 $1,944

-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's manager. Refer to the section "Management of the Funds" for information about expense reimbursement.









                                          Phoenix-Zweig Government Cash Fund  11

PHOENIX-ZWEIG GOVERNMENT FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Zweig Government Fund has an investment objective to achieve a high total return from current income and capital appreciation consistent with preserving capital over the long term. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 65% of its total assets in U.S. Government securities of all maturities and debt securities issued, collateralized or guaranteed by the U.S. Treasury or a U.S. Government agency or instrumentality. U.S. Government securities are considered to be of the highest credit quality.


> The primary consideration in selecting U.S. Government securities is managing risk related to changes in interest rate levels. One key factor used by the adviser to measure risk is duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity, the greater the duration and therefore the greater effect interest rate changes have on the price of the security.

> The fund alters its mix of short-, medium- and long-term holdings based on market outlook to attempt to minimize interest rate risk.

> The fund's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.


GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


12  Phoenix-Zweig Government Fund

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES

Fixed-income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.


U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.





                                               Phoenix-Zweig Government Fund  13

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Government Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

                  CALENDAR YEAR          ANNUAL RETURN (%)
                      1992                      4.5
                      1993                     10.4
                      1994                     -2.8
                      1995                     13.8
                      1996                     -0.4
                      1997                      8.4
                      1998                      8.9
                      1999                     -2.6
                      2000                     10.4
                      2001                      5.8


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.60% (quarter ending September 30, 1998) and the lowest return for a quarter was -3.87% (quarter ending March 31, 1996). Year-to-date performance through March 31, 2002 was -0.51%.

--------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE INCEPTION (2)
  AVERAGE ANNUAL TOTAL RETURNS                                                --------------------------------------
  (FOR THE PERIODS ENDING 12/31/01) (1)      1 YEAR      5 YEARS     10 YEARS       CLASS B     CLASS C      CLASS I
--------------------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                         0.74%       5.06%        4.98%        --          --           --
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(3)     -0.96%       3.10%        2.91%        --          --           --

--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(3)      0.42%       3.05%        2.94%        --          --           --
  and Sale of Fund Shares
--------------------------------------------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                         0.98%       5.17%         --         5.24%        --           --
--------------------------------------------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                         5.26%       5.61%         --          --         5.23%         --
--------------------------------------------------------------------------------------------------------------------
Class I
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                         6.08%       6.40%         --          --          --          6.40%
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(4)       8.44%       7.43%        7.23%       7.63%(6)    7.43%(7)     7.05%(8)
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index(5)      7.23%       7.40%        7.14%       7.56%(6)    7.38%(7)     7.10%(8)
--------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class B Shares since April 8, 1996, Class C Shares since February 12, 1992 and Class I Shares since July 14, 1997.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges.
(5) Lehman Brothers Government Bond Index is an unmanaged, commonly used measure of government bond market total return performance. The Index's performance does not reflect sales charges.
(6) Indices since April 30, 1996.
(7) Indices since February 28, 1992.
(8) Indices since July 31, 1997.



14  Phoenix-Zweig Government Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                4.75%          None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of     None(a)        5%(b)         1.25%(c)      None
the lesser of the value redeemed or the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested                                                       None

Dividends                                                    None           None          None

Redemption Fee                                               None           None          None          None

Exchange Fee                                                 None           None          None          None
                                                         ---------------------------------------------------------

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                              0.60%         0.60%         0.60%         0.60%

Distribution and Service (12b-1) Fees(d)                     0.30%         1.00%         0.75%          None

Other Expenses                                               0.66%         0.66%         0.66%         0.66%
                                                             -----         -----         -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.56%         2.26%         2.01%         1.26%
                                                             =====         =====         =====         =====



(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                               Phoenix-Zweig Government Fund  15

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $626                  $944                  $1,285                $2,243
-----------------------------------------------------------------------------------------------------------------
   Class B                      $629                 $1,006                 $1,310                $2,337
-----------------------------------------------------------------------------------------------------------------
   Class C                      $329                  $630                  $1,083                $2,338
-----------------------------------------------------------------------------------------------------------------
   Class I                      $128                  $400                   $692                 $1,523

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $229                  $706                  $1,210                $2,337
-----------------------------------------------------------------------------------------------------------------
   Class C                      $204                  $630                  $1,083                $2,338

-----------------------------------------------------------------------------------------------------------------















16  Phoenix-Zweig Government Fund

PHOENIX-ZWEIG GROWTH & INCOME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Zweig Growth & Income Fund has an investment objective of increasing the value of your investment over the long term (capital appreciation) and, to a lesser extent, providing income (dividends) consistent with preserving capital and reducing portfolio exposure to market risk. There is no guarantee that the fund will achieve its objectives.


PRINCIPAL INVESTMENT STRATEGIES

> The adviser manages the fund's investment program, including security selection, and maintains the general operation of the fund. The subadviser determines asset allocations for the fund based on fundamental and technical indicators that measure the risk and reward characteristics of the stock and bond markets. The three main groups of indicators are:

         o Monetary indicators, including the trend of interest rates, Federal Reserve policy, commodity prices, and economic activity;

         o Sentiment indicators, including mutual funds' cash-to-assets ratio, foreign buying and selling, and volume of initial and secondary public offerings; and

         o Momentum indicators, including new highs and lows, up-volume to down-volume, and divergences between large- and small-company stocks.

         As the indicators point to increasing levels of market risk, the fund may gradually reduce its market exposure. The fund may not be fully invested throughout bull and bear markets, but, instead, some profits may be left "on the table" as a strategy to limit losses. As a result, the fund may not keep pace with all-equity benchmarks or fully-invested stock funds during bull markets. While the fund attempts to limit losses, it is not possible to eliminate risk entirely.

> Generally, emphasis is placed primarily on the subadviser's tactical asset allocation strategy; security selection is secondary.

> The fund invests in up to 300 stocks divided approximately equally between those chosen for their:

         o Growth characteristics, which include positive earnings momentum and above-average earnings; and

         o Income characteristics, which include above-average dividend yields and favorable dividend growth.

         Stocks selected for fund investment may be of any capitalization.


                                          Phoenix-Zweig Growth & Income Fund  17

> Stocks are selected using quantitative analysis of growth indicators, such as earnings, sales and cash flow; value indicators, such as price to earnings; and miscellaneous indicators, such as price momentum.

> The fund's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the adviser may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. Money market instruments may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations. When this happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.


GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

SMALL CAPITALIZATIONS

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


18  Phoenix-Zweig Growth & Income Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Growth & Income Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]
                  CALENDAR YEAR           ANNUAL RETURN(%)
                      1997                     23.1
                      1998                     -1.6
                      1999                      1.1
                      2000                      1.0
                      2001                    -17.8


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 14.38% (quarter ending December 31, 2001) and the lowest return for a quarter was -19.98% (quarter ending September 30, 2001). Year-to-date performance through March 31, 2002 was 0.77%.

----------------------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION (2)
   AVERAGE ANNUAL TOTAL RETURNS                                       ------------------------------------------
  (FOR THE PERIODS ENDING 12/31/01) (1)        1 YEAR      5 YEARS    CLASS A    CLASS B     CLASS C     CLASS I
----------------------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------------------
  Return Before Taxes                         -22.50%      -0.85%      -0.74%       --          --          --
----------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(3)      -22.50%      -2.49%      -2.36%       --          --          --
----------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(3)      -13.70%      -1.25%      -1.16%       --          --          --
  and Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------------------
  Return Before Taxes                         -21.57%      -0.52%                  -0.43%
----------------------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------------------
  Return Before Taxes                         -18.36%      -0.38%                              -0.28%
----------------------------------------------------------------------------------------------------------------
Class I
----------------------------------------------------------------------------------------------------------------
  Return Before Taxes                         -17.49%       0.63%                                          0.71%
----------------------------------------------------------------------------------------------------------------
S&P 500 Index (4)                             -11.87%      10.73%      10.12%      10.12%      10.12%     10.12%
----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Since November 26, 1996.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The S&P 500 Index is a measure of stock market total return performance. The Index's performance does not reflect sales charges.



                                          Phoenix-Zweig Growth & Income Fund  19

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                5.75%          None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of    None(a)        5%(b)        1.25%(c)        None
the lesser of the value redeemed or the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested                                                       None

Dividends                                                     None          None          None

Redemption Fee                                                None          None          None          None

Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                              0.75%         0.75%         0.75%         0.75%

Distribution and Service (12b-1) Fees(d)                     0.30%         1.00%         1.00%          None

Other Expenses                                               1.74%         1.74%         1.74%         1.74%
                                                             -----         -----         -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                         2.79%         3.49%         3.49%         2.49%
                                                             =====         =====         =====         =====
------------------------



(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



20  Phoenix-Zweig Growth & Income Fund

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class A                      $841                 $1,390                 $1,964                $3,514
------------------------------------------------------------------------------------------------------------------
   Class B                      $752                 $1,371                 $1,912                $3,537
------------------------------------------------------------------------------------------------------------------
   Class C                      $477                 $1,071                 $1,812                $3,765
------------------------------------------------------------------------------------------------------------------
   Class I                      $252                  $776                  $1,326                $2,826

------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class B                      $352                 $1,071                 $1,812                $3,537
------------------------------------------------------------------------------------------------------------------
   Class C                      $352                 $1,071                 $1,812                $3,765

------------------------------------------------------------------------------------------------------------------










                                          Phoenix-Zweig Growth & Income Fund  21

PHOENIX-ZWEIG MANAGED ASSETS
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Zweig Managed Assets has an investment objective of increasing your investment from capital appreciation, dividends and interest consistent with preserving capital and reducing portfolio exposure to market risk. There is no guarantee that the fund will achieve its objective. The fund's objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

> The adviser manages the fund's investment program, including security selection, and maintains the general operation of the fund. The subadviser determines asset allocations for the fund based on fundamental and technical indicators that measure the risk and reward characteristics of the stock and bond markets. The three main groups of indicators are:

         o Monetary indicators, including the trend of interest rates, Federal Reserve policy, commodity prices, and economic activity;

         o Sentiment indicators, including mutual funds' cash-to-assets ratio, foreign buying and selling, and volume of initial and secondary public offerings; and


         o Momentum indicators, including new highs and lows, up-volume to down-volume, and divergences between large- and small-company stocks.


         As the indicators point to increasing levels of market risk, the fund may gradually reduce its market exposure. The fund may not be fully invested throughout bull and bear markets, but, instead, some profits may be left "on the table" as a strategy to limit losses. As a result, the fund may not keep pace with all-equity benchmarks or fully-invested stock funds during bull markets. While the fund attempts to limit losses, it is not possible to eliminate risk entirely.

> Generally, emphasis is placed primarily on the subadviser's tactical asset allocation strategy; security selection is secondary.


> The fund allocates its assets among domestic and foreign stocks, bonds, short-term instruments, currencies and currency-related investments.

> Stocks are selected using quantitative analysis of growth indicators such as earnings, sales and cash flow; value indicators such as price to earnings and miscellaneous indicators such as price momentum. Stocks maybe of any capitalization and may be either foreign or U.S. Generally, up to 200 U.S. stocks are selected from among 750 stocks that the adviser believes to be comparable in market capitalization and liquidity to stocks in the Standard & Poor's 500 Index (S&P 500). As of December 31, 2001 the


22  Phoenix-Zweig Managed Assets
         capitalization range for the S&P 500 was approximately $431.9 million to $397.9 billion. The adviser attempts to select foreign stocks that, in the aggregate, are expected to perform similarly to the major stock market indices of a particular country.


> The fund may invest in foreign and domestic bonds of any maturity which are rated at the time of investment "A" or higher by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or if unrated, are judged to be of comparable quality by the adviser. The primary consideration in selecting bonds is managing risk related to changes in interest rate levels. One key factor used by the adviser to measure risk is duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity, the greater the duration and therefore the greater effect interest rate changes have on the price of the security. The fund also alters its mix of short-, medium- and long-term holdings based on market outlook to attempt to minimize interest rate risk. The fund may continue to hold securities whose credit quality falls below investment grade.

> Forward currency exchange contracts, options and futures related to foreign currencies, and securities indexed to foreign currencies may be included in the fund's portfolio to take advantage of currency fluctuations. Currency exchange contracts are agreements to exchange one currency for another at a set rate on a future date. They may be used to lock in an exchange rate for purchases of securities denominated in foreign currencies.

> The fund may invest in foreign securities that are not publicly traded in the United States. Since foreign countries may offer potentially more growth than the U.S. as new markets or industries open, the fund may attempt to cash in on such growth.

> The fund's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the adviser may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. Money market instruments may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations. When this happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

                                                Phoenix-Zweig Managed Assets  23

GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. Likewise, if interest rates rise, generally the value of fixed income investments will fall, which will also result in the decrease of share values.

In addition, if the adviser misjudges the return potential of securities, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less than other funds of this type.


CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as:

         o  less publicly available information about foreign countries;

         o  political and economic instability within countries;

         o differences in financial reporting standards and transaction settlement systems;

         o  the possibility of expropriation or confiscatory taxation; and

         o  changes in investment or exchange regulations.

Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND FUTURES

Currency exchange contracts involve the risk that currency movements will be inaccurately predicted, in which case the fund's return would be adversely affected. In addition, some futures and forward exchange currency contracts are customized financial contracts between two parties which subject them to the additional risk that the counterparty will not meet its


24  Phoenix-Zweig Managed Assets
obligations. They also may be less liquid and more difficult to value than standardized contracts traded on a regulated exchange.


GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES

Fixed-income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.


SMALL CAPITALIZATIONS

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.








                                                Phoenix-Zweig Managed Assets  25

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in Phoenix-Zweig Managed Assets. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of two broad-based securities market indices and a "balanced" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]
               CALENDAR YEAR            ANNUAL RETURN (%)
                    1994                      -2.9
                    1995                      16.3
                    1996                       9.8
                    1997                      15.5
                    1998                      14.9
                    1999                       8.8
                    2000                      -2.2
                    2001                      -7.8


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.59% (quarter ending March 31, 1998) and the lowest return for a quarter was -8.30% (quarter ending September 30, 2001). Year-to-date performance through March 31, 2002 was 1.53%.

-------------------------------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION (2)
  AVERAGE ANNUAL TOTAL RETURNS                                      ----------------------------------------------
  (FOR THE PERIODS ENDING 12/31/01)(1)       1 YEAR      5 YEARS     CLASS A    CLASS B     CLASS C     CLASS I
-------------------------------------------------------------------------------------------------------------------
  Class A
-------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                     -13.08%       4.17%       6.16%       --          --          --
-------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)  -13.64%       1.65%       3.77%       --          --          --
-------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)   -7.97%       2.70%       4.15%       --          --          --
     and Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------
  Class B
-------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                     -11.99%       4.53%        --        6.16%        --          --
-------------------------------------------------------------------------------------------------------------------
  Class C
-------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -8.41%       4.67%        --         --         6.12%        --
-------------------------------------------------------------------------------------------------------------------
  Class I
-------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -7.47%       5.72%        --         --          --         6.30%
-------------------------------------------------------------------------------------------------------------------
  MSCI World Index (4)                       -16.52%       5.74%     9.94%(7)    6.28%(8)    9.94%(7)    5.30%(9)
-------------------------------------------------------------------------------------------------------------------
  Salomon Currency Hedged World               6.27%        7.91%     7.92%(7)    8.47%(8)    7.92%(7)    7.72%(9)
  Government Bond Index (5)
-------------------------------------------------------------------------------------------------------------------
  Balanced Benchmark (6)                      -5.32%       7.07%     9.12%(7)    7.60%(8)    9.12%(7)    6.74%(9)
-------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class A Shares since February 8, 1993, Class B Shares since April 8, 1996, Class C Shares since February 8, 1993, and Class I Shares since November 1, 1996.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Morgan Stanley Capital International World Index is an unmanaged, commonly used measure of global stock market total return performance. The Index's performance does not reflect sales charges.
(5) Salomon Currency Hedged World Government Bond Index measures global government bond total return performance. The Index's performance does not reflect sales charges.
(6) The Balanced Benchmark is a composite index made up of 50% of the MSCI World Index and 50% of the Solomon Currency Hedged World Government Bond Index. The index's performance does not reflect sales charges.
(7) Indices since February 28, 1993.
(8) Indices since April 30, 1996.
(9) Indices since November 30, 1996.



26 Phoenix-Zweig Managed Assets

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                5.75%          None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of    None(a)        5%(b)        1.25%(c)        None
the lesser of the value redeemed or the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested                                                       None

Dividends                                                     None          None          None

Redemption Fee                                                None          None          None          None

Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                              1.00%         1.00%         1.00%         1.00%

Distribution and Service (12b-1) Fees(d)                     0.30%         1.00%         1.00%          None

Other Expenses                                               0.30%         0.30%         0.30%         0.30%
                                                             -----         -----         -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.60%         2.30%         2.30%         1.30%
                                                             =====         =====         =====         =====



(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                Phoenix-Zweig Managed Assets  27

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class A                      $728                 $1,051                 $1,396                $2,366
------------------------------------------------------------------------------------------------------------------
   Class B                      $633                 $1,018                 $1,330                $2,378
------------------------------------------------------------------------------------------------------------------
   Class C                      $358                  $718                  $1,230                $2,636
------------------------------------------------------------------------------------------------------------------
   Class I                      $132                  $412                   $713                 $1,568

------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class B                      $233                  $718                  $1,230                $2,378
------------------------------------------------------------------------------------------------------------------
   Class C                      $233                  $718                  $1,230                $2,636

------------------------------------------------------------------------------------------------------------------







28  Phoenix-Zweig Managed Assets

PHOENIX-ZWEIG STRATEGY FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Zweig Strategy Fund has an investment objective of increasing the value of your investment over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

> The adviser manages the fund's investment program, including security selection, and maintains the general operation of the fund. The subadviser determines asset allocations for the fund based on fundamental and technical indicators that measure the risk and reward characteristics of the stock and bond markets. The three main groups of indicators are:

         o Monetary indicators, including the trend of interest rates, Federal Reserve policy, commodity prices, and economic activity;

         o Sentiment indicators, including mutual funds' cash-to-assets ratio, foreign buying and selling, and volume of initial and secondary public offerings; and

         o Momentum indicators, including new highs and lows, up-volume to down-volume, and divergences between large- and small-company stocks.

         As the indicators point to increasing levels of market risk, the fund may gradually reduce its market exposure. The fund may not be fully invested throughout bull and bear markets, but, instead, some profits may be left "on the table" as a strategy to limit losses. As a result, the fund may not keep pace with all-equity benchmarks or fully-invested stock funds during bull markets. While the fund attempts to limit losses, it is not possible to eliminate risk entirely.

> Generally, emphasis is placed primarily on the subadviser's tactical asset allocation strategy; security selection is secondary.

> The fund invests primarily in common stocks of companies with large capitalizations (generally over $1 billion) with both value or growth characteristics.

> Stocks are selected using quantitative analysis of growth indicators, such as earnings, sales and cash flow; value indicators, such as price to earnings; and miscellaneous indicators, such as price momentum.


                                                 Phoenix-Zweig Strategy Fund  29

> Generally, up to 300 stocks are selected from the 1,000 most liquid stocks that the adviser considers to be comparable to the stocks included in the S&P 500.

> The fund's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


Temporary Defensive Strategy: When attempting to reduce fluctuations in net asset value, the adviser may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. Money market instruments may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations. When this happens, the fund may not achieve its investment objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.


GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


30  Phoenix-Zweig Strategy Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Strategy Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]
                 CALENDAR YEAR          ANNUAL RETURN (%)
                     1992                      7.6
                     1993                     15.0
                     1994                      1.1
                     1995                     25.1
                     1996                     13.0
                     1997                     18.1
                     1998                     -1.9
                     1999                      2.6
                     2000                     -3.9
                     2001                    -14.7


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.13% (quarter ending December 31, 1998) and the lowest return for a quarter was -19.92% (quarter ending September 30, 1998). Year-to-date performance through March 31, 2002 was 0.58%.

------------------------------------------------------------------------------------------------------------------
                                                                                      SINCE INCEPTION (2)
   AVERAGE ANNUAL TOTAL RETURNS                                             --------------------------------------
  (FOR THE PERIODS ENDING 12/31/01)(1)    1 YEAR       5 YEARS     10 YEARS      CLASS B      CLASS C      CLASS I
------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                     -19.63%      -1.69%       4.97%         --           --           --
------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distribution(3)   -19.63%       4.53%       1.95%         --           --           --
Distribution (3)
------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(3)  -11.95%      -1.97%       2.98%         --           --           --
  and Sale of Fund Shares
------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------
Return Before Taxes                       -18.68%      -1.34%        --          0.16%         --           --
------------------------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                     -15.32%      -1.21%        --           --          4.57%         --
------------------------------------------------------------------------------------------------------------------
Class I
------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                     -14.49%      -0.22%        --           --           --          0.86%
------------------------------------------------------------------------------------------------------------------
S&P 500 Index (4)                         -11.87%      10.73%      12.97%       12.33%       13.28%       11.53%
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class B Shares since April 8, 1996, Class C Shares since February 3, 1992 and Class I Shares since November 1, 1996.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The S&P 500 Index is a measure of stock market total return performance. The Index's performance does not reflect sales charges.



                                                 Phoenix-Zweig Strategy Fund  31

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                5.75%          None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of    None(a)        5%(b)        1.25%(c)        None
the lesser of the value redeemed or the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested                                                       None

Dividends                                                     None          None          None

Redemption Fee                                                None          None          None          None

Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                            CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                               0.75%        0.75%         0.75%         0.75%

Distribution and Service (12b-1) Fees(d)                      0.30%        1.00%         1.00%          None

Other Expenses                                                0.42%        0.42%         0.42%         0.42%
                                                              -----        -----         -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.47%        2.17%         2.17%         1.17%
                                                              =====        =====         =====         =====

------------------------

(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



32  Phoenix-Zweig Strategy Fund

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class A                      $716                 $1,013                 $1,332                $2,231
------------------------------------------------------------------------------------------------------------------
   Class B                      $620                  $979                  $1,264                $2,243
------------------------------------------------------------------------------------------------------------------
   Class C                      $345                  $679                  $1,164                $2,503
------------------------------------------------------------------------------------------------------------------
   Class I                      $119                  $372                   $644                 $1,420

------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class B                      $220                  $679                  $1,164                $2,243
------------------------------------------------------------------------------------------------------------------
   Class C                      $220                  $679                  $1,164                $2,503

------------------------------------------------------------------------------------------------------------------












                                                 Phoenix-Zweig Strategy Fund  33

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


ADDITIONAL INVESTMENT TECHNIQUES


In addition to the Principal Investment Strategies and Risks, the Phoenix-Zweig Appreciation Fund ("Appreciation Fund"), Phoenix-Zweig Government Cash Fund ("Cash Fund"), Phoenix-Zweig Government Fund ("Government Fund"), Phoenix-Zweig Growth & Income Fund ("Growth & Income Fund"), Phoenix-Zweig Managed Assets ("Managed Assets") and Phoenix-Zweig Strategy Fund ("Strategy Fund") may engage in the following non-principal investment techniques as indicated:



BORROWING


Each fund, except the Cash Fund, may obtain fixed interest rate loans and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.



COLLATERALIZED MORTGAGE OBLIGATIONS


Each fund, except the Cash Fund, may invest in collateralized mortgage obligations (CMOs). Early payoffs on the underlying loans may result in the fund receiving less income than originally anticipated. The variability in prepayments tends to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.



DERIVATIVES


Each fund, except the Cash Fund, may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and related options. Managed Assets may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices and forward foreign currency contracts. The funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment technique. If the subadviser fails to correctly predict these changes, the funds can lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, futures and options involve market risk in excess of their value.



FOREIGN SECURITIES

The Appreciation and Growth & Income Funds may invest in securities of foreign (non-U.S.) issuers, including foreign debt securities and American Depository Receipts (ADRs).


34 Phoenix-Zweig Trust

Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes, all of which may negatively impact the funds. Dividends and other income payable on foreign securities may also be subject to foreign taxes.

Some foreign investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not perform as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries, and such countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.


ILLIQUID SECURITIES

Each fund, except the Cash Fund, may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.


MONEY MARKET INSTRUMENTS

The funds may invest in short-term high-quality debt securities to reduce exposure to stock and bond markets and to reduce fluctuations in a fund's net asset value. Money market securities include short-term U.S. Government securities, commercial paper, other short-term corporate obligations, bank deposits and other financial institution obligations.


MUTUAL FUND INVESTING

The funds may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.


REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.


SECURITIES LENDING

Each fund, except the Cash Fund, may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


                                                         Phoenix-Zweig Trust  35

SELLING SHORT

Each fund, except the Cash Fund, may sell a security or future short. In order to establish a short position in a security, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience losses. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.


U.S. GOVERNMENT SECURITIES

The Appreciation and Growth & Income Funds may invest in U.S. Government securities with maturities of five years or less. Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid. The entities do not guarantee that the value of portfolio shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

The funds may purchase a bond or stock with delivery of the security and payment deferred to a future date. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


36  Phoenix-Zweig Trust

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISERS


Phoenix/Zweig Advisers LLC ("Phoenix/Zweig" or the "Adviser") (formerly Zweig/Glaser Advisers LLC) is the investment adviser to each of the funds and is located at 900 Third Avenue, New York, NY 10022. As of March 31, 2002, Phoenix/Zweig was managing six funds with net assets of approximately $792.8 million and acting as adviser to two closed-end funds with more than $1 billion in assets. Phoenix/Zweig has been managing funds since 1989.

Phoenix/Zweig is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), located at 56 Prospect St., Hartford, CT 06115. PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc., and has served investors for over 70 years. As of March 31, 2002, PXP had over $60.7 billion in assets under management.


Subject to the direction of the Trust's Board of Trustees, Phoenix/Zweig is responsible for managing the funds' investment program, selecting specific securities for the funds, and maintaining the general operations of the funds. Phoenix/Zweig manages the funds' assets to conform with the investment policies as described in this prospectus.

The funds pay Phoenix/Zweig a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following annual rates.


-----------------------------------------------------------------------------------------------------------------
                              APPRECIATION FUND     GROWTH & INCOME
                                 AND MANAGED            FUND AND
                                   ASSETS             STRATEGY FUND       GOVERNMENT FUND        CASH FUND
-----------------------------------------------------------------------------------------------------------------
   MANAGEMENT FEE                   1.00%                 0.75%                0.60%               0.50%
-----------------------------------------------------------------------------------------------------------------

Zweig Consulting LLC ("Zweig Consulting"), acts as the investment subadviser for the funds and is located at 900 Third Avenue, New York, NY 10022. Dr. Martin E. Zweig serves as President of the Trust and of Zweig Consulting. Dr. Zweig and his associates determine the asset allocation strategy for all of the Phoenix-Zweig mutual funds, except the Cash Fund. Dr. Zweig does not select the individual securities to implement the strategy; the portfolio managers select the specific securities for each fund. Dr. Zweig developed the asset allocation strategy that he and his team employ. Dr. Zweig was a regular panelist on PBS television's Wall $treet Week with Louis Rukeyser for over 25 years and in 1992 was inducted into the program's Hall of Fame. He is also the author of the books Winning on Wall Street, The ABCs of Market Forecasting and Winning with New IRAs.


Phoenix/Zweig pays Zweig Consulting a subadvisory fee of approximately $2,500,000 per year, allocated monthly.


                                                         Phoenix-Zweig Trust  37

The adviser has voluntarily agreed to assume operating expenses of the Cash Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees, and extraordinary expenses) until April 30, 2003 to the extent that such expenses exceed 0.45% of the average annual net assets of that fund.

During the funds' last fiscal year, the funds paid total management fees of $7,195,114.



PORTFOLIO MANAGEMENT

Investment and trading decisions for the funds are made by a team of investment professionals. Dr. Martin E. Zweig, President of Zweig Consulting, and a team of analysts determine the overall asset allocation strategy for each of the funds, except the Cash Fund. Carlton Neel and his team of portfolio managers are primarily responsible for the day-to-day investment decisions related to the funds.


Dr. Zweig is President of Zweig Consulting LLC and of the Trust. He serves as Chairman and President of The Zweig Total Return Fund, Inc. (since 1988) and The Zweig Fund, Inc. (since 1986); Managing Director of Zweig-DiMenna Associates LLC; President of Zweig-DiMenna International Managers, Inc., Zweig-DiMenna Associates, Inc. and Gotham Advisors, Inc. He serves as a member of the Undergraduate Executive Board of the Wharton School, University of Pennsylvania and as Trustee of the Manhattan Institute. Prior to March 1, 1999, Dr. Zweig served as Chairman of Phoenix/Zweig and of Euclid Advisors LLC.

Carlton Neel has served as the Senior Portfolio Manager for the Strategy Fund, Appreciation Fund and Growth & Income Fund since January 1, 2000, and for Managed Assets and the Government Fund since July 5, 1995. Mr. Neel is Senior Vice President of the Trust and of Phoenix/Zweig. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining Phoenix/Zweig, he was a Vice President with J.P. Morgan & Co., Inc.

David Dickerson has served as Co-Portfolio Manager of the Phoenix-Zweig Strategy Fund since January 2000, and as an Assistant Portfolio Manager of Managed Assets since 1996. Mr. Dickerson is Vice President of the Trust and of the Adviser. Mr. Dickerson earned a B.A. in Psychology from Harvard University and an M.B.A. in Finance and Economics from New York University (Stern School of Business).

David O'Brien has served as Co-Portfolio Manager of the Phoenix-Zweig Appreciation Fund since January 2000 and is Assistant Portfolio Manager of Phoenix Zweig Growth & Income Fund. Mr. O'Brien is a Vice President of the Trust and began his investment career with the Adviser in 1998. From 1993 to 1998, he had been an Assistant Vice President with PaineWebber.


Beth Abraham has served as Portfolio Manager for the Cash Fund and as an Assistant Vice President of the Trust since 1995. Ms. Abraham's experience includes consulting to the mutual fund industry and acting as a Senior Compliance Examiner in the New York Regional Office of the Securities and Exchange Commission.


38  Phoenix-Zweig Trust

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

         o adding the values of all securities and other assets of the fund,

         o subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.

The Cash Fund attempts to stabilize the net asset value of its shares at $1.00 and uses the amortized cost method (which approximates market value) to value its securities.

Asset Value: Each fund's investments are valued at market value. If market quotations are not available, a fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign forward currency contracts are valued using forward currency exchange rates supplied by a quotation service. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of a fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time) and as of 2:00 PM eastern time for the Cash Fund. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.


AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time), or 2:00 PM eastern time for the Cash Fund, will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the


                                                         Phoenix-Zweig Trust  39
closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The Cash Fund offers five classes of shares (four of which are described in this prospectus) and each of the other funds offers four classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The Trust has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES. If you purchase Class A Shares, you will pay a maximum sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the Appreciation Fund, Growth & Income Fund, Managed Assets, and Strategy Fund, and 4.75% of the offering price (4.99% of the amount invested) for the Government Fund. The Cash Fund has no sales charge for Class A Shares. The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% CDSC is imposed on redemptions within the first 12 months on purchases of $1 million or more if originally purchased without an initial sales charge (except for the Government Cash Fund). Class A Shares have lower distribution and service fees (0.30%) and pay higher dividends than Class B Shares or Class C Shares.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first six years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a


40  Phoenix-Zweig Trust
period of six years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares seven years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The distributor may decline purchases in such situations.


CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1.25%. Class C Shares have the same distribution and service fees of 1.00%, except for the Government and Cash Funds which are 0.75% and 0.30%, respectively, and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

CLASS I SHARES. Class I Shares are offered primarily to persons subject to the adviser's Code of Ethics relating to personal securities transactions and to tax-exempt retirement plans specifically affiliated with the adviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class I Shares. Class I Shares are not available in all states. Please refer to "Alternative Purchase Arrangements" in the Statement of Additional Information to see if you qualify.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's distributor (Phoenix Equity Planning Corporation or "PEPCO").



                                                         Phoenix-Zweig Trust  41

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                                           SALES CHARGE AS
AMOUNT OF                                                                  A PERCENTAGE OF
TRANSACTION                                             ------------------------------------------------------
AT OFFERING PRICE                                                                               NET
(ALL FUNDS, EXCEPT GOVERNMENT AND                            OFFERING                          AMOUNT
CASH FUNDS)                                                   PRICE                           INVESTED
--------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None

GOVERNMENT FUND
--------------------------------------------------------------------------------------------------------------
Under $50,000                                                  4.75%                             4.99%
$50,000 but under $100,000                                     4.50                              4.71
$100,000 but under $250,000                                    3.50                              3.63
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None

There is no initial sales charge on purchases of the Cash Fund's Class A Shares.



DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.



DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
YEAR            1         2         3         4          5         6       7
-----------------------------------------------------------------------------
CDSC            5%        4%        3%        3%         2%        1%      0%


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
YEAR            1          2+
-----------------------------------------------------------------------------
CDSC            1.25%      0%


42  Phoenix-Zweig Trust

YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


The funds have established the following preferred methods of payment for fund shares;

      o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

      o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

      o Wire transfers or ACHs from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds.



STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

      o $25 for individual retirement accounts (IRAs), or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

      o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

      o $500 for all other accounts.

Minimum ADDITIONAL investments:

      o $25 for any account.

      o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.


                                                         Phoenix-Zweig Trust  43

STEP 2.


Your second choice will be what class of shares to buy. The funds offer Class A Shares, Class B Shares and Class C Shares for individual investors, as well as Class I Shares to qualified investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.



STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

      o Receive both dividends and capital gain distributions in additional shares;

      o Receive dividends in additional shares and capital gain distributions in cash;

      o Receive dividends in cash and capital gain distributions in additional shares; or

      o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.





44  Phoenix-Zweig Trust

HOW TO BUY SHARES
--------------------------------------------------------------------------------


---------------------------------- ---------------------------------------------
                                    TO OPEN AN ACCOUNT
---------------------------------- ---------------------------------------------
 Through a financial advisor        Contact your advisor. Some advisors may
                                    charge a fee and may set different
                                    minimum investments or limitations on
                                    buying shares.
---------------------------------- ---------------------------------------------
 Through the mail                   Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, Attn: Phoenix
                                    Funds, P.O. Box 8301, Boston, MA 02266-8301.
---------------------------------- ---------------------------------------------
 Through express delivery           Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184.
---------------------------------- ---------------------------------------------
 By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------- ---------------------------------------------
 By Investo-Matic                   Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
---------------------------------- ---------------------------------------------
 By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------- ---------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------



You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.



                                                         Phoenix-Zweig Trust  45

----------------------------------- --------------------------------------------
                                    TO SELL SHARES
----------------------------------- --------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different
                                    minimums on redemptions of accounts.
----------------------------------- --------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, Attn:
                                    Phoenix Funds, P.O. Box 8301, Boston, MA
                                    02266-8301. Be sure to include the
                                    registered owner's name, fund and account
                                    number, and number of shares or dollar
                                    value you wish to sell.
----------------------------------- --------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the
                                    registered owner's name, fund and account
                                    number, and number of shares or dollar
                                    value you wish to sell.
----------------------------------- --------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------
By Check (Government Fund           If you selected the checkwriting feature,
and Cash Fund only.)                you may write checks for amounts of $500 or
                                    more. Checks may not be used to close an
                                    account.
----------------------------------- --------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.



46  Phoenix-Zweig Trust

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

     Send a clear letter of instruction if all of these apply:

     o The proceeds do not exceed $50,000.

     o The proceeds are payable to the registered owner at the address on record.

     Send a clear letter of instruction with a signature guarantee when any of these apply:

     o You are selling more than $50,000 worth of shares.


     o The name or address on the account has changed within the last 30 days.


     o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


                                                               Phoenix-Zweig  47

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you have made a partial or complete redemption of your Class A Shares, Class B Shares, or Class C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


REDEMPTION OF SMALL ACCOUNTS


Due to the high cost of maintaining small accounts, if your account balance falls below $200 due to your redemption activity, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.



EXCHANGE PRIVILEGES

You should carefully read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-1574 or accessing our Web site at www.phoenixinvestments.com.


         o You may exchange shares for another fund in the same class of shares; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's distributor has entered into agreements with certain timing firms permitting


48  Phoenix-Zweig Trust
           them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.

         o Class A Shares of the Cash Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge. Exchange privileges do not apply to Class M Shares of the Cash Fund.


RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Automatic Investment Plan section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000 and elect to have all dividends reinvested.


                                                         Phoenix-Zweig Trust  49

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                            DIVIDEND PAID
--------------------------------------------------------------------------------
   Appreciation Fund                                  Annually
--------------------------------------------------------------------------------
   Cash Fund                                  Monthly (declared Daily)
--------------------------------------------------------------------------------
   Government Fund                                    Monthly
--------------------------------------------------------------------------------
   Growth & Income Fund                             Semiannually
--------------------------------------------------------------------------------
   Managed Assets                                   Semiannually
--------------------------------------------------------------------------------
   Strategy Fund                                    Semiannually
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.









50  Phoenix-Zweig Trust

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-ZWEIG APPRECIATION FUND

                                                                         CLASS A
                                            ----------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                                2001         2000         1999        1998         1997
                                                ----         ----         ----        ----         ----
Net asset value, beginning of period           $10.45       $11.99       $16.21       $18.27      $15.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                 (0.06)(2)     0.12(2)      0.11(2)      0.07        0.10
   Net realized and unrealized gain (loss)       0.46         0.05        (0.51)       (0.32)       3.67
                                               ------       ------      -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS            0.40         0.17        (0.40)       (0.25)       3.77
                                               ------       ------      -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.01)       (0.11)       (0.12)       (0.07)      (0.09)
   Dividends from net realized gains               --        (1.60)       (3.70)       (1.74)      (1.31)
                                               ------       ------      -------      -------      ------
     TOTAL DISTRIBUTIONS                        (0.01)       (1.71)       (3.82)       (1.81)      (1.40)
                                               ------       ------      -------      -------      ------
Change in net asset value                        0.39        (1.54)       (4.22)       (2.06)       2.37
                                               ------       ------      -------      -------      ------
NET ASSET VALUE, END OF PERIOD                 $10.84       $10.45       $11.99       $16.21      $18.27
                                               ======       ======       ======       ======      ======
Total return(1)                                  3.85%        1.99%       (1.80)%      (0.97)%     23.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $70,384      $80,690     $126,461     $240,900    $293,809
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                            1.78%        1.72%        1.58%        1.52%       1.52%
   Net investment income                        (0.56)%       0.99%        0.74%        0.34%       0.61%
Portfolio turnover rate                           226%         265%          92%         117%         77%

------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.



                                                         Phoenix-Zweig Trust  51

--------------------------------------------------------------------------------

PHOENIX-ZWEIG APPRECIATION FUND

                                                                       CLASS B
                                           ---------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,
                                                2001        2000        1999        1998         1997
                                                ----        ----        ----        ----         ----
Net asset value, beginning of period           $10.24      $11.80       $16.02      $18.13      $15.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                 (0.13)(2)    0.03(2)      0.01(2)    (0.06)      (0.02)
   Net realized and unrealized gain (loss)       0.46        0.05        (0.51)      (0.31)       3.64
                                               ------      ------      -------      -------     ------
     TOTAL FROM INVESTMENT OPERATIONS            0.33        0.08        (0.50)      (0.37)       3.62
                                               ------      ------      -------      -------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income            --       (0.04)       (0.02)         --          --
   Dividends from net realized gains               --       (1.60)       (3.70)      (1.74)      (1.31)
                                               ------      ------      -------      -------     ------
     TOTAL DISTRIBUTIONS                           --       (1.64)       (3.72)      (1.74)      (1.31)
                                               ------      ------      -------      -------     ------
Change in net asset value                        0.33       (1.56)       (4.22)      (2.11)       2.31
                                               ------      ------      -------      -------     ------
NET ASSET VALUE, END OF PERIOD                 $10.57      $10.24       $11.80      $16.02      $18.13
                                               ======      ======       ======      ======      ======
Total return(1)                                  3.22%       1.23%       (2.45)%     (1.66)%     22.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $11,287     $13,481      $19,523     $30,370     $22,122
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                            2.48%       2.42%        2.27%       2.22%       2.22%
   Net investment income (loss)                 (1.26)%      0.29%        0.08%      (0.36)%     (0.09)%
Portfolio turnover rate                           226%        265%          92%        117%         77%



PHOENIX-ZWEIG APPRECIATION FUND

                                                                        CLASS C
                                             ---------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                                  2001       2000        1999         1998        1997
                                                  ----       ----        ----         ----        ----
Net asset value, beginning of period             $10.23     $11.79      $15.99       $18.10      $15.79
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                   (0.13)(2)   0.04(2)       --(2)     (0.07)      (0.02)
   Net realized and unrealized gain (loss)         0.46       0.04       (0.50)       (0.30)       3.64
                                                 ------     ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS              0.33       0.08       (0.50)       (0.37)       3.62
                                                 ------     ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income              --      (0.04)         --           --          --
   Dividends from net realized gains                 --      (1.60)      (3.70)       (1.74)      (1.31)
                                                 ------     ------     -------      -------      ------
     TOTAL DISTRIBUTIONS                             --      (1.64)      (3.70)       (1.74)      (1.31)
                                                 ------     ------     -------      -------      ------
Change in net asset value                          0.33      (1.56)      (4.20)       (2.11)       2.31
                                                 ------     ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                   $10.56     $10.23      $11.79       $15.99      $18.10
                                                 ======     ======      ======       ======      ======
Total return(1)                                    3.23%      1.22%      (2.49)%      (1.67)%     23.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $37,817    $46,235     $89,165     $201,789    $248,584
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.48%      2.42%       2.28%        2.22%       2.22%
   Net investment income (loss)                   (1.26)%     0.32%       0.02%       (0.36)%     (0.09)%
Portfolio turnover rate                             226%       265%         92%         117%         77%

--------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.



52  Phoenix-Zweig Trust

--------------------------------------------------------------------------------

PHOENIX-ZWEIG APPRECIATION FUND

                                                                              CLASS I
                                                   ---------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                       2001        2000        1999         1998        1997
                                                       ----        ----        ----         ----        ----
Net asset value, beginning of period                  $10.67       $12.21      $16.43      $18.46       $16.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        (0.03)(2)     0.16(2)     0.17(2)     0.09         0.15
   Net realized and unrealized gain (loss)              0.49         0.04       (0.52)      (0.29)        3.71
                                                      ------       ------     -------     -------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.46         0.20       (0.35)      (0.20)        3.86
                                                      ------       ------     -------     -------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.05)       (0.14)      (0.17)      (0.09)       (0.13)
   Dividends from net realized gains                      --        (1.60)      (3.70)      (1.74)       (1.31)
                                                      ------       ------     -------     -------       ------
     TOTAL DISTRIBUTIONS                               (0.05)       (1.74)      (3.87)      (1.83)       (1.44)
                                                      ------       ------     -------     -------       ------
Change in net asset value                               0.41        (1.54)      (4.22)      (2.03)        2.42
                                                      ------       ------     -------     -------       ------
NET ASSET VALUE, END OF PERIOD                        $11.08       $10.67      $12.21      $16.43       $18.46
                                                      ======       ======      ======      ======       ======
Total return(1)                                         4.27%        2.23%      (1.45)%     (0.67)%      24.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $1,012         $986      $1,903      $2,760       $2,735
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.48%        1.44%       1.27%       1.22%        1.22%
   Net investment income (loss)                        (0.27)%       1.35%       1.14%       0.64%        0.91%
Portfolio turnover rate                                  226%         265%         92%        117%          77%

-------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.








                                                         Phoenix-Zweig Trust  53

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                              CLASS A
                                                    -------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                       2001        2000         1999        1998         1997
                                                       ----        ----         ----        ----         ----
Net asset value, beginning of period                   $1.00        $1.00       $1.00       $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.04         0.06        0.04        0.05         0.05
                                                      ------       ------     -------     -------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.04         0.06        0.04        0.05         0.05
                                                      ------       ------     -------     -------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.04)       (0.06)      (0.04)      (0.05)       (0.05)
                                                      ------       ------     -------     -------       ------
Change in net asset value                                 --           --          --          --           --
                                                      ------       ------     -------     -------       ------
NET ASSET VALUE, END OF PERIOD                         $1.00        $1.00       $1.00       $1.00        $1.00
                                                      ======       ======     =======     =======       ======
Total return                                            3.50%        5.70%       4.52%       4.91%        4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $4,319       $4,273      $6,110      $8,290       $2,472
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                0.68%        0.65%       0.65%       0.65%        0.65%
   Net investment income                                3.54%        5.62%       4.41%       4.75%        4.85%



PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                               CLASS B
                                                    --------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                        2001        2000        1999        1998        1997
                                                        ----        ----        ----        ----        ----
Net asset value, beginning of period                   $1.00        $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.03         0.05        0.04         0.04       0.04
                                                      ------       ------     -------     -------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.03         0.05        0.04         0.04       0.04
                                                      ------       ------     -------     -------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.03)       (0.05)      (0.04)       (0.04)      (0.04)
Change in net asset value                                 --           --          --           --          --
                                                      ------       ------     -------     -------       ------
NET ASSET VALUE, END OF PERIOD                         $1.00        $1.00       $1.00        $1.00       $1.00
                                                      ======       ======     =======     =======       ======
Total return(1)                                         2.81%        4.98%       3.80%        4.18%       4.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $4,809       $4,661      $4,650       $1,738        $336
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                1.38%        1.35%       1.35%        1.35%       1.35%
   Net investment income                                2.85%        4.96%       3.80%        3.97%       4.15%

--------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.53%, 1.20%, 1.09%, 1.30% and 1.74% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.07%, 1.99%, 2.51%, 3.70% and 7.49% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.



54  Phoenix-Zweig Trust

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                               CLASS C
                                                    ---------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                        2001        2000          1999        1998        1997
                                                        ----        ----          ----        ----        ----
Net asset value, beginning of period                    $1.00        $1.00        $1.00        $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.04         0.06         0.04         0.05        0.05
                                                       ------       ------      -------      -------      ------
     TOTAL INVESTMENT FROM OPERATIONS                    0.04         0.06         0.04         0.05        0.05
                                                       ------       ------      -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.04)       (0.06)       (0.04)       (0.05)      (0.05)
                                                       ------       ------      -------      -------      ------
Change in net asset value                                  --           --           --           --          --
                                                       ------       ------      -------      -------      ------
NET ASSET VALUE, END OF PERIOD                          $1.00        $1.00        $1.00        $1.00       $1.00
                                                       ======       ======      =======      =======      ======
Total return(1)                                          3.50%        5.70%        4.52%        4.91%       4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $3,443       $3,886       $5,982       $6,624      $2,661
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                 0.68%        0.65%        0.65%        0.65%       0.65%
   Net investment income                                 3.60%        5.64%        4.43%        4.73%       4.85%



PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                              CLASS I
                                                   ---------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                        2001        2000        1999         1998        1997
                                                        ----        ----        ----         ----        ----
Net asset value, beginning of period                   $1.00        $1.00       $1.00        $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.04         0.06        0.05         0.05        0.05
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.04         0.06        0.05         0.05        0.05
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.04)       (0.06)      (0.05)       (0.05)      (0.05)
                                                      ------       ------     -------      -------      ------
Change in net asset value                                 --           --          --           --          --
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                         $1.00        $1.00       $1.00        $1.00       $1.00
                                                       =====        =====       =====        =====       =====
Total return(1)                                         3.80%        6.01%       4.83%        5.23%       5.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $2,339       $3,171      $2,146       $2,884        $100
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                0.38%        0.35%       0.35%        0.35%       0.35%
   Net investment income                                3.80%        5.94%       4.73%        5.15%       5.15%

--------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.64%, 1.31%, 1.35%, 1.38% and 1.65% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.16%, 1.14%, 0.67%, 1.47% and 0.82% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.



                                                         Phoenix-Zweig Trust  55

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT FUND

                                                                               CLASS A
                                                   ----------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                      2001(3)       2000         1999         1998         1997
                                                      -------       ----         ----         ----         ----
Net asset value, beginning of period                   $10.25        $9.72      $10.44        $10.09      $9.81
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          0.39(2)      0.51        0.46          0.53       0.52
   Net realized and unrealized gain (loss)               0.19         0.48       (0.73)         0.35       0.28
                                                       ------       ------     -------       -------     ------
     TOTAL FROM INVESTMENT OPERATIONS                    0.58         0.99       (0.27)         0.88       0.80
                                                       ------       ------     -------       -------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.45)       (0.46)      (0.45)        (0.53)     (0.52)
                                                       ------       ------     -------       -------     ------
Change in net asset value                                0.13         0.53       (0.72)         0.35       0.28
                                                       ------       ------     -------       -------     ------
NET ASSET VALUE, END OF PERIOD                         $10.38       $10.25       $9.72        $10.44     $10.09
                                                       ======       ======       =====        ======     ======
Total return(1)                                          5.76%       10.46%      (2.58)%        8.91%      8.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $19,139      $19,069     $21,922       $29,767    $28,062
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.56%        1.58%       1.35%         1.32%      1.36%
   Net investment income                                 3.78%        5.12%       4.67%         5.09%      5.26%
Portfolio turnover rate                                   104%         176%        183%           48%       128%



PHOENIX-ZWEIG GOVERNMENT FUND

                                                                               CLASS B
                                                    --------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                      2001(4)       2000        1999        1998         1997
                                                      -------       ----        ----        ----         ----
Net asset value, beginning of period                  $10.30        $9.78      $10.52       $10.15       $9.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.31(2)      0.45        0.39         0.44        0.46
   Net realized and unrealized gain (loss)              0.19         0.48       (0.74)        0.37        0.26
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.50         0.93       (0.35)        0.81        0.72
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.38)       (0.41)      (0.39)       (0.44)      (0.43)
                                                      ------       ------     -------      -------      ------
Change in net asset value                               0.12         0.52       (0.74)        0.37        0.29
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $10.42       $10.30       $9.78       $10.52      $10.15
                                                      ======       ======       =====       ======      ======
Total return(1)                                         4.98%        9.68%      (3.23)%       8.20%       7.55%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)              $3,386       $1,418      $1,657       $2,199      $1,215
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.26%        2.28%       2.06%        2.02%       2.06%
   Net investment income                                3.01%        4.41%       3.97%        4.39%       4.56%
Portfolio turnover rate                                  104%         176%        183%          48%        128%

-----------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 3.95% to 3.78%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 3.20% to 3.01%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



56  Phoenix-Zweig Trust

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT FUND

                                                                               CLASS C
                                                    --------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                     2001(5)        2000        1999        1998         1997
                                                     -------        ----        ----        ----         ----
Net asset value, beginning of period                  $10.22        $9.69      $10.42      $10.08        $9.81
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.34(4)      0.47        0.42        0.47         0.48
   Net realized and unrealized gain (loss)              0.19         0.48       (0.74)       0.36         0.27
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.53         0.95       (0.32)       0.83         0.75
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.41)       (0.42)      (0.41)      (0.49)       (0.48)
                                                      ------       ------     -------      -------      ------
Change in net asset value                               0.12         0.53       (0.73)       0.34         0.27
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $10.34       $10.22       $9.69      $10.42       $10.08
                                                      ======       ======       =====      ======       ======
Total return(1)                                         5.26%       10.08%      (3.09)%      8.46%        7.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $4,711       $5,246      $7,068     $11,859      $10,199
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.01%        2.03%       1.80%       1.77%        1.81%
   Net investment income                                3.34%        4.67%       4.22%       4.64%        4.81%
Portfolio turnover rate                                  104%         176%        183%         48%         128%



PHOENIX-ZWEIG GOVERNMENT FUND

                                                                               CLASS I
                                                    --------------------------------------------------------------
                                                                                                         FROM
                                                                                                       INCEPTION
                                                                      YEAR ENDED DECEMBER 31,          7/14/97 TO

                                                      2001(6)       2000       1999         1998       12/31/97
                                                      -------       ----       ----         ----       --------
Net asset value, beginning of period                  $10.29        $9.74      $10.48       $10.11       $9.88
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.42(4)      0.54        0.49         0.55        0.26
   Net realized and unrealized gain (loss)              0.19         0.49       (0.74)        0.37        0.23
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.61         1.03       (0.25)        0.92        0.49
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.48)       (0.48)      (0.49)       (0.55)      (0.26)
                                                      ------       ------     -------      -------      ------
Change in net asset value                               0.13         0.55       (0.74)        0.37        0.23
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $10.42       $10.29       $9.74       $10.48      $10.11
                                                      ======       ======       =====       ======      ======
Total return                                            6.08%       10.81%      (2.31)%       9.33%       5.01%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period )thousands)              $4,319       $3,092      $3,330       $3,088      $1,050
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.26%        1.28%       1.06%        1.02%       1.06%(2)
   Net investment income                                4.05%        5.41%       4.98%        5.39%       5.56%(2)
Portfolio turnover rate                                  104%         176%        183%          48%        128%

-----------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 3.50% to 3.34%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(6) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.23% to 4.05%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



                                                         Phoenix-Zweig Trust  57

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GROWTH & INCOME FUND

                                                                               CLASS A
                                                    ---------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                        2001        2000        1999         1998         1997
                                                        ----        ----        ----         ----         ----
Net asset value, beginning of period                  $11.03       $12.13      $13.40       $13.73      $11.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        (0.16)(4)     0.09        0.17(4)      0.11        0.24
   Net realized and unrealized gain (loss)             (1.80)        0.06       (0.08)       (0.33)       2.36
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  (1.96)        0.15        0.09        (0.22)       2.60
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --        (0.05)      (0.21)       (0.11)      (0.24)
   Dividends from net realized gains                      --        (1.20)      (1.15)          --          --
                                                      ------       ------     -------      -------      ------
     TOTAL DISTRIBUTIONS                                  --        (1.25)      (1.36)       (0.11)      (0.24)
                                                      ------       ------     -------      -------      ------
Change in net asset value                              (1.96)       (1.10)      (1.27)       (0.33)       2.36
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $ 9.07       $11.03      $12.13       $13.40      $13.73
                                                      ======       ======      ======       ======      ======
Total return(1)                                       (17.77)%       0.98%       1.09%       (1.61)%     23.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $1,462       $2,224      $3,393       $8,172      $6,836
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.79%        2.19%       1.80%        1.56%(2)    1.30%(2)
   Net investment income                               (1.72)%       0.57%       1.28%        0.82%       2.26%
Portfolio turnover rate                                  146%         242%        193%         152%        120%



PHOENIX-ZWEIG GROWTH & INCOME FUND
                                                                               CLASS B

                                                    --------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                        2001        2000        1999        1998        1997
                                                        ----        ----        ----        ----        ----
Net asset value, beginning of period                  $10.98       $12.14      $13.39       $13.73      $11.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        (0.23)(4)    (0.01)       0.08(4)      0.02        0.16
   Net realized and unrealized gain (loss)             (1.78)        0.07       (0.08)       (0.34)       2.36
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  (2.01)        0.06        0.00        (0.32)       2.52
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --        (0.02)      (0.10)       (0.02)      (0.16)
   Dividends from net realized gains                      --        (1.20)      (1.15)          --          --
                                                      ------       ------     -------      -------      ------
     TOTAL DISTRIBUTIONS                                  --        (1.22)      (1.25)       (0.02)      (0.16)
                                                      ------       ------     -------      -------      ------
Change in net asset value                              (2.01)       (1.16)      (1.25)       (0.34)       2.36
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $ 8.97       $10.98      $12.14       $13.39      $13.73
                                                      ======       ======      ======       ======      ======
Total return(1)                                       (18.31)%       0.22%       0.42%       (2.33)%     22.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $4,491       $6,807      $9,684      $16,416     $11,920
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   3.50%        2.90%       2.51%        2.26%(3)    2.00%(3)
   Net investment income                               (2.43)%      (0.15)%      0.64%        0.12%       1.56%
Portfolio turnover rate                                  146%         242%        193%         152%        120%

--------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.61% and 2.00% for the periods ended December 31, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.31% and 2.70% for the periods ended December 31, 1998 and 1997, respectively.
(4) Computed using average shares outstanding.



58 Phoenix-Zweig Trust

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GROWTH & INCOME FUND

                                                                               CLASS C
                                                    --------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                        2001        2000        1999        1998        1997
                                                        ----        ----        ----        ----        ----
Net asset value, beginning of period                  $11.00       $12.15      $13.37       $13.71      $11.38
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               (0.23)(4)     0.01        0.08(4)      0.02        0.17
   Net realized and unrealized gain (loss)             (1.79)        0.06       (0.07)       (0.34)       2.33
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  (2.02)        0.07        0.01        (0.32)       2.50
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --        (0.02)      (0.08)       (0.02)      (0.17)
   Dividends from net realized gains                      --        (1.20)      (1.15)          --          --
                                                      ------       ------     -------      -------      ------
     TOTAL DISTRIBUTIONS                                  --        (1.22)      (1.23)       (0.02)      (0.17)
                                                      ------       ------     -------      -------      ------
Change in net asset value                              (2.02)       (1.15)      (1.22)       (0.34)       2.33
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $ 8.98       $11.00      $12.15       $13.37      $13.71
                                                      ======       ======      ======       ======      ======
Total return(1)                                       (18.36)%       0.28%       0.45%       (2.34)%     22.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $1,484       $3,264      $5,507      $14,364     $13,525
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   3.49%        2.89%       2.50%        2.26%(2)    2.00%(2)
   Net investment income                               (2.42)%      (0.11)%      0.60%        0.12%       1.56%
Portfolio turnover rate                                  146%         242%        193%         152%        120%



PHOENIX-ZWEIG GROWTH & INCOME FUND

                                                                               CLASS I
                                                    --------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                        2001        2000        1999        1998        1997
                                                        ----        ----        ----        ----        ----
Net asset value, beginning of period                  $11.09       $12.18      $13.44       $13.77      $11.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               (0.14)(4)     0.13        0.23(4)      0.15        0.24
   Net realized and unrealized gain (loss)             (1.80)        0.05       (0.09)       (0.33)       2.40
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  (1.94)        0.18        0.14        (0.18)       2.64
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --        (0.07)      (0.25)       (0.15)      (0.24)
   Dividends from net realized gains                      --        (1.20)      (1.15)          --          --
                                                      ------       ------     -------      -------      ------
     TOTAL DISTRIBUTION                                   --        (1.27)      (1.40)       (0.15)      (0.24)
                                                      ------       ------     -------      -------      ------
Change in net asset value                              (1.94)       (1.09)      (1.26)       (0.33)       2.40
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $ 9.15       $11.09      $12.18       $13.44      $13.77
                                                      ======       ======      ======       ======      ======
Total return                                          (17.49)%       1.19%       1.46%       (1.31)%     23.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $783         $948      $1,848       $1,664      $1,686
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.53%        1.90%       1.54%        1.26%(3)    1.00%(3)
   Net investment income                               (1.46)%       0.95%       1.72%        1.12%       2.56%
Portfolio turnover rate                                  146%         242%        193%         152%        120%

--------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.31% and 2.70% for the period ended December 31, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.31% and 1.70% for the period ended December 31, 1998 and 1997, respectively.
(4) Computed using average shares outstanding.



                                                         Phoenix-Zweig Trust  59

--------------------------------------------------------------------------------

PHOENIX-ZWEIG MANAGED ASSETS

                                                                              CLASS A
                                                  -----------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                     2001(4)       2000        1999         1998         1997
                                                     -------       ----        ----         ----         ----
Net asset value, beginning of period                  $11.53       $14.04      $14.18      $12.72        $12.75
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.17(2)      0.34(2)     0.31(2)     0.38(3)       0.13(3)
   Net realized and unrealized gain (loss)             (1.07)       (0.65)       0.91        1.50          1.83
                                                      ------       ------     -------     -------        ------
     TOTAL FROM INVESTMENT OPERATIONS                  (0.90)       (0.31)       1.22        1.88          1.96
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.17)       (0.11)      (0.25)      (0.38)           --
   Dividends from net realized gains                      --        (2.09)      (1.11)      (0.04)        (1.99)
                                                      ------       ------     -------      -------      ------
     TOTAL DISTRIBUTIONS                               (0.17)       (2.20)      (1.36)      (0.42)        (1.99)
                                                      ------       ------     -------      -------      ------
Change in net asset value                              (1.07)       (2.51)      (0.14)       1.46         (0.03)
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $10.46       $11.53      $14.04      $14.18        $12.72
                                                      ======       ======      ======      ======        ======
Total return(1)                                        (7.78)%      (2.22)%      8.81%      14.87%        15.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $48,136      $66,460    $103,267    $122,085      $110,908
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.60%        1.51%       1.51%       1.51%         1.59%
   Net investment income                                1.56%        2.46%       2.13%       2.77%(3)      2.40%(3)
Portfolio turnover rate                                   50%         100%         50%         62%          168%



PHOENIX-ZWEIG MANAGED ASSETS

                                                                              CLASS B
                                                  ----------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                      2001(5)       2000        1999        1998        1997
                                                      -------       ----        ----        ----        ----
Net asset value, beginning of period                  $11.57       $14.15      $14.28       $12.79      $12.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.09(2)      0.24(2)     0.21(2)      0.26(3)     0.04(3)
   Net realized and unrealized gain (loss)             (1.06)       (0.65)       0.91         1.53        1.84
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  (0.97)       (0.41)       1.12         1.79        1.88
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.09)       (0.08)      (0.14)       (0.26)         --
   Dividends from net realized gains                      --        (2.09)      (1.11)       (0.04)      (1.99)
                                                      ------       ------     -------      -------      ------
     TOTAL DISTRIBUTIONS                               (0.09)       (2.17)      (1.25)       (0.30)      (1.99)
                                                      ------       ------     -------      -------      ------
Change in net asset value                              (1.06)       (2.58)      (0.13)        1.49       (0.11)
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $10.51       $11.57      $14.15       $14.28      $12.79
                                                      ======       ======      ======       ======      ======
Total return(1)                                        (8.36)%      (2.97)%      8.03%       14.06%      14.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $20,098      $28,441     $39,910      $33,172     $18,117
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.30%        2.21%       2.21%        2.21%       2.29%
   Net investment income (loss)                         0.86%        1.75%       1.44%        2.07%(3)    1.70%(3)
Portfolio turnover rate                                   50%         100%         50%          62%        168%

-------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Includes realized gains and losses on foreign currency transactions.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.56%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 1.02% to 0.86%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



60  Phoenix-Zweig Trust

--------------------------------------------------------------------------------

PHOENIX-ZWEIG MANAGED ASSETS

                                                                              CLASS C
                                                  ----------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                    2001(4)       2000         1999        1998         1997
                                                    -------       ----         ----        ----         ----
Net asset value, beginning of period                 $11.36      $13.92       $14.07      $12.63       $12.76
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.09(2)     0.24(2)      0.21(2)     0.29(3)      0.04(3)
   Net realized and unrealized gain (loss)            (1.04)      (0.63)        0.89        1.48         1.82
                                                     ------      ------      -------     -------       ------
     TOTAL FROM INVESTMENT OPERATIONS                 (0.95)      (0.39)        1.10        1.77         1.86
                                                     ------      ------      -------     -------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.10)      (0.08)       (0.14)      (0.29)          --
   Dividends from net realized gains                     --       (2.09)       (1.11)      (0.04)       (1.99)
                                                     ------      ------      -------     -------       ------
     TOTAL DISTRIBUTIONS                              (0.10)      (2.17)       (1.25)      (0.33)       (1.99)
                                                     ------      ------      -------     -------       ------
Change in net asset value                             (1.05)      (2.56)       (0.15)       1.44        (0.13)
                                                     ------      ------      -------     -------       ------
NET ASSET VALUE, END OF PERIOD                       $10.31      $11.36       $13.92      $14.07       $12.63
                                                     ======      ======       ======      ======       ======
Total return(1)                                       (8.41)%     (2.86)%       8.01%      14.03%       14.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $179,977    $264,509     $379,445    $429,655     $407,625
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.30%       2.21%        2.21%       2.21%        2.29%
   Net investment income                               0.88%       1.74%        1.43%       2.07%(3)     1.70%(3)
Portfolio turnover rate                                  50%        100%          50%         62%         168%



PHOENIX-ZWEIG MANAGED ASSETS

                                                                               CLASS I
                                                    --------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                      2001(5)       2000        1999        1998         1997
                                                      -------       ----        ----        ----         ----
Net asset value, beginning of period                  $11.69       $14.18      $14.31       $13.05      $12.99
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.19(2)      0.41(2)     0.36(2)      0.56(3)     0.09(3)
   Net realized and unrealized gain (loss)             (1.06)       (0.68)       0.91         1.41        1.96
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  (0.87)       (0.27)       1.27         1.97        2.05
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.21)       (0.13)      (0.29)       (0.67)         --
   Dividends from net realized gains                      --        (2.09)      (1.11)       (0.04)      (1.99)
                                                      ------       ------     -------      -------      ------
     TOTAL DISTRIBUTIONS                               (0.21)       (2.22)      (1.40)       (0.71)      (1.99)
                                                      ------       ------     -------      -------      ------
Change in net asset value                              (1.08)       (2.49)      (0.13)        1.26        0.06
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $10.61       $11.69      $14.18       $14.31      $13.05
                                                      ======       ======      ======       ======      ======
Total return                                           (7.47)%      (1.95)%      9.08%       15.16%      15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $1,124       $1,201      $2,214       $1,848      $2,645
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.30%        1.21%       1.21%        1.21%       1.29%
   Net investment income (loss)                         1.79%        2.88%       2.43%        3.07%(3)    2.70%(3)
Portfolio turnover rate                                   50%         100%         50%          62%        168%

-------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Includes realized gains and losses on foreign currency transactions.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 1.02% to 0.88%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 1.99% to 1.79%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



                                                         Phoenix-Zweig Trust  61

--------------------------------------------------------------------------------

PHOENIX-ZWEIG STRATEGY FUND

                                                                                CLASS A
                                                    ----------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                        2001         2000        1999         1998         1997
                                                        ----         ----        ----         ----         ----
Net asset value, beginning of period                   $10.12       $11.24       $14.80      $15.77       $15.01
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         (0.01)(2)     0.16(2)      0.22(2)     0.17         0.20
   Net realized and unrealized gain (loss)              (1.48)       (0.59)        0.07       (0.48)        2.49
                                                       ------       ------      -------     -------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   (1.49)       (0.43)        0.29       (0.31)        2.69
                                                       ------       ------      -------     -------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                    --        (0.23)       (0.28)      (0.18)       (0.19)
   Dividends from net realized gains                       --        (0.46)       (3.57)      (0.48)       (1.74)
                                                       ------       ------      -------     -------       ------
     TOTAL DISTRIBUTIONS                                   --        (0.69)       (3.85)      (0.66)       (1.93)
                                                       ------       ------      -------     -------       ------
Change in net asset value                               (1.49)       (1.12)       (3.56)      (0.97)        0.76
                                                       ------       ------      -------     -------       ------
NET ASSET VALUE, END OF PERIOD                         $ 8.63       $10.12       $11.24      $14.80       $15.77
                                                       ======       ======       ======      ======       ======
Total return(1)                                        (14.72)%      (3.90)%       2.63%      (1.88)%      18.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $88,732     $131,368     $223,269    $409,065     $565,721
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.47%        1.36%        1.28%       1.24%        1.24%
   Net investment income                                (0.08)%       1.49%        1.54%       0.97%        1.20%
Portfolio turnover rate                                    69%         157%         141%        116%         126%



PHOENIX-ZWEIG STRATEGY FUND

                                                                               CLASS B
                                                    --------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                        2001        2000        1999        1998        1997
                                                        ----        ----        ----        ----        ----
Net asset value, beginning of period                  $10.20       $11.34      $14.90       $15.86      $15.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        (0.07)(2)     0.09(2)     0.12(2)      0.05        0.07
   Net realized and unrealized gain (loss)             (1.49)       (0.60)       0.07        (0.48)       2.53
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  (1.56)       (0.51)       0.19        (0.43)       2.60
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --        (0.17)      (0.18)       (0.05)      (0.07)
   Dividends from net realized gains                      --        (0.46)      (3.57)       (0.48)      (1.74)
                                                      ------       ------     -------      -------      ------
     TOTAL DISTRIBUTIONS                                  --        (0.63)      (3.75)       (0.53)      (1.81)
                                                      ------       ------     -------      -------      ------
Change in net asset value                              (1.56)       (1.14)      (3.56)       (0.96)       0.79
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                        $ 8.64       $10.20      $11.34       $14.90      $15.86
                                                      ======       ======      ======       ======      ======
Total return(1)                                       (15.29)%      (4.64)%      1.91%       (2.61)%     17.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $15,390      $25,628     $47,557      $82,531     $76,820
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.17%        2.06%       1.98%        1.94%       1.94%
   Net investment income (loss)                        (0.78)%       0.81%       0.84%        0.27%       0.50%
Portfolio turnover rate                                   69%         157%        141%         116%        126%

-------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.



62  Phoenix-Zweig Trust

--------------------------------------------------------------------------------

PHOENIX-ZWEIG STRATEGY FUND

                                                                                 CLASS C
                                                     ----------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                         2001        2000         1999        1998         1997
                                                         ----        ----         ----        ----         ----
Net asset value, beginning of period                   $10.18       $11.31       $14.86       $15.81       $15.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         (0.07)(2)     0.09(2)      0.12(2)      0.05         0.07
   Net realized and unrealized gain (loss)              (1.49)       (0.60)        0.07        (0.48)        2.52
                                                       ------       ------      -------      -------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   (1.56)       (0.51)        0.19        (0.43)        2.59
                                                       ------       ------      -------      -------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                    --        (0.16)       (0.17)       (0.04)       (0.08)
   Dividends from net realized gains                       --        (0.46)       (3.57)       (0.48)       (1.74)
                                                       ------       ------      -------      -------       ------
     TOTAL DISTRIBUTIONS                                   --        (0.62)       (3.74)       (0.52)       (1.82)
                                                       ------       ------      -------      -------       ------
Change in net asset value                               (1.56)       (1.13)       (3.55)       (0.95)        0.77
                                                       ------       ------      -------      -------       ------
NET ASSET VALUE, END OF PERIOD                         $ 8.62       $10.18       $11.31       $14.86       $15.81
                                                       ======       ======       ======       ======       ======
Total return(1)                                        (15.32)%      (4.58)%       1.94%       (2.64)%      17.30%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)              $56,369      $92,024     $184,924     $423,791     $591,512
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.17%        2.06%        1.98%        1.94%        1.94%
   Net investment income                                (0.78)%       0.82%        0.81%        0.27%        0.50%
Portfolio turnover rate                                    69%         157%         141%         116%         126%



PHOENIX-ZWEIG STRATEGY FUND

                                                                               CLASS I
                                                    --------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                       2001         2000        1999        1998        1997
                                                       ----         ----        ----        ----        ----
Net asset value, beginning of period                  $10.28       $11.40      $14.94       $15.87      $15.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.02(2)      0.21(2)     0.28(2)      0.17        0.23
   Net realized and unrealized gain (loss)             (1.50)       (0.61)       0.06        (0.45)       2.54
                                                      ------       ------     -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  (1.48)       (0.40)       0.34        (0.28)       2.77
                                                      ------       ------     -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --        (0.26)      (0.31)       (0.17)      (0.23)
   Dividends from net realized gains                      --        (0.46)      (3.57)       (0.48)      (1.74)
                                                      ------       ------     -------      -------      ------
     TOTAL DISTRIBUTIONS                                  --        (0.72)      (3.88)       (0.65)      (1.97)
                                                      ------       ------     -------      -------      ------
Change in net asset value                              (1.48)       (1.12)      (3.54)       (0.93)       0.80
                                                      ------       ------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD                         $8.80       $10.28      $11.40       $14.94      $15.87
                                                       =====       ======      ======       ======      ======
Total return                                          (14.40)%      (3.60)%      2.96%       (1.66)%     18.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $644         $753      $1,581       $1,407      $1,070
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.17%        1.08%       0.96%        0.94%       0.94%
   Net investment income (loss)                         0.22%        1.86%       1.92%        1.27%       1.50%
Portfolio turnover rate                                   69%         157%        141%         116%        126%

--------------------------------
(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.



                                                         Phoenix-Zweig Trust  63

                                                                    ------------
                                                                     PRSRT STD
                                                                     US Postage
                                                                        PAID
                                                                       Andrew
                                                                     Associates
                                                                    ------------

       PHOENIX EQUITY PLANNING CORPORATION
       P.O. Box 150480
       Hartford, CT 06115-0480


[logo} PHOENIX
       INVESTMENT PARTNERS

       Committed to Investors Success(SM)


For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or www.phoenixinvestments.com.


ADDITIONAL INFORMATION
You can find more informAtion about the funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual report contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting www.phoenixinvestments.com to send an email request.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information bout the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's internet site at http:www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574           Telephone Orders: 1-800-367-5877
Advisor Consulting Group: 1-800-243-4361       Text Telephone: 1-800-243-1926


















Investment Company Act File No. 811-04116
PXP 1196 (5/02)

                                                                     [Version A]


                               PHOENIX-ZWEIG TRUST

                         PHOENIX-ZWEIG APPRECIATION FUND
                       PHOENIX-ZWEIG GOVERNMENT CASH FUND
                          PHOENIX-ZWEIG GOVERNMENT FUND
                       PHOENIX-ZWEIG GROWTH & INCOME FUND
                          PHOENIX-ZWEIG MANAGED ASSETS
                           PHOENIX-ZWEIG STRATEGY FUND

                          900 Third Avenue, 31st Floor

                            New York, New York 10022



                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Zweig Trust, dated May 1, 2002, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.



                                TABLE OF CONTENTS

                                                                           PAGE


The Trust ................................................................    1
Investment Restrictions ..................................................    1
Investment Techniques & Risks ............................................    2
Performance Information...................................................    8
Performance Comparisons ..................................................   11
Portfolio Turnover .......................................................   11
Portfolio Transactions and Brokerage......................................   11
Services of the Advisers .................................................   12
Net Asset Value ..........................................................   14
How to Buy Shares ........................................................   15
Alternative Purchase Arrangements ........................................   15
Investor Account Services ................................................   19
How to Redeem Shares .....................................................   20
Tax Sheltered Retirement Plans ...........................................   21
Dividends, Distributions and Taxes .......................................   22
The Distributor ..........................................................   23
Distribution Plans........................................................   25
Management of the Trust...................................................   26
Additional Information ...................................................   31
Appendix..................................................................   33

                         Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                      Text Telephone (TTY): (800) 243-1926

PXP1202 (5/02)

                                    THE TRUST

   Phoenix-Zweig Trust (the "Trust") is a diversified, open-end management investment company which was organized in 1984 as a Massachusetts business trust, then reorganized as a Delaware business trust in 1996.


   The Trust's Prospectus describes the investment objectives of the Phoenix-Zweig Appreciation Fund (the "Appreciation Fund"), the Phoenix-Zweig Government Cash Fund (the "Cash Fund"), the Phoenix-Zweig Government Fund (the "Government Fund"), the Phoenix-Zweig Growth & Income Fund (the "Growth & Income Fund"), Phoenix-Zweig Managed Assets ("Managed Assets"), and the Phoenix-Zweig Strategy Fund (the "Strategy Fund") (each, a "Fund" and, together, the "Funds"), the six Funds currently offered by the Trust, and the strategies each Fund will employ in seeking to achieve its investment objective. The Funds' investment objectives are fundamental policies of the Funds and may not be changed without the vote of a majority of the outstanding voting securities of the Funds. The following discussion describes the Fund's investment policies and techniques and supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. However, these policies may be modified by the Trustees, in their discretion, without shareholder approval, to the extent necessary to facilitate the implementation of a master-feeder structure for any or all of the Funds (i.e., a structure under which a particular Fund acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies).

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Cash Fund may invest more than 25% of its assets in instruments issued by domestic banks.


   (3) Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The investment objective of each Fund, except Managed Assets, is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Trust and may not be changed as to any Fund without the approval of such Fund's shareholders.

STRATEGY FUND, APPRECIATION FUND AND GROWTH & INCOME FUND

   The portfolio manager of the Strategy, Appreciation and Growth & Income Funds uses proprietary computer-driven models developed by Dr. Zweig and his associates to choose stocks for those funds. The models evaluate and rank 3,000 stocks based primarily on earnings momentum, relative valuation, changes in analysts' earnings estimates, earnings growth, price momentum, cash flow trend, payout ratio trend and other market measurements. The stock selection models may evolve or be replaced by other techniques intended to select stocks with the potential for growth. We will notify shareholders of any material change to the stock selection models.

MANAGED ASSETS

   Each foreign country in which Managed Assets intends to invest has a currency model, as well as stock and bond models similar to those used for determining the domestic asset allocation strategy. The Subadviser will normally allocate the Fund's assets within the following parameters: 0-60% in stocks, 0-60% in bonds and 0-100% in short-term debt instruments. A neutral mix will consist of 35% stocks, 35% bonds and 30% cash equivalents. This will occur when the research indicates that conditions do not favor one asset class over another. The Fund may use futures, forward currency contracts and options to increase or decrease its exposure to changing securities prices, interest rates or currency exchange rates.

GOVERNMENT FUND

   The Government Fund seeks a high total return from current income and capital appreciation consistent with preservation of capital over the long term by investing primarily in U.S. Government and agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates and repurchase agreements collateralized by such securities. THE GOVERNMENT FUND MAY NOT INVEST IN STOCKS.

   Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality. Agencies and instrumentalities include: Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service.

   It is the Government Fund's policy that at least 65% of its total assets will be invested in U.S. Government securities (including GNMA certificates), except during times when the Subadviser believes that adoption of a temporary defensive position is desirable. For temporary defensive purposes, the Fund may hold cash or invest in money market instruments without limit.

   Investments for the Government Fund are chosen primarily by utilizing a model that incorporates various indicators such as: momentum of bond prices, short-term interest rate trends, inflation indicators, general economic and liquidity indicators, and other market indicators and statistics.

   The Fund may write covered call options and secured put options, and purchase put options on U.S. Government securities which are traded on an exchange or over-the-counter. The Fund also may purchase and sell interest rate futures contracts and purchase and write put and call options on such futures contracts as a means of hedging against changes in interest rates.


CASH FUND

   The Cash Fund may invest in U.S. Treasury issues, such as bills, certificates of indebtedness, notes and bonds, and issues of U.S. Government agencies and instrumentalities which are established under the authority of an act of Congress, such as the Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service. Some of these securities, such as Federal Housing Administration debenture obligations, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Fund will not invest in obligations of the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, or the Inter-American Development Bank, or in FHA or VA pooled mortgages.



FOREIGN SECURITIES (ALL FUNDS EXCEPT THE CASH FUND)


   A Fund may invest in securities of foreign issuers, including equities and non-U.S. dollar-denominated money market securities, and sponsored and unsponsored ADRs, ADSs, EDRs, EDSs, GDRs, and GDSs. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments.

   Although the Trust intends to invest only in nations that the Manager considers to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. For example, ownership of unsponsored ADRs may not entitle the owner to financial or other reports from the issuer to which it might otherwise be entitled as the owner of a sponsored ADR. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

   Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Manager will endeavor to achieve the most favorable net results on the Fund's portfolio transactions. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Manager seeks to mitigate the risks to the Fund associated with the foregoing considerations through diversification and continuous professional management.

   Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the United States. Clearance and settlement procedures on foreign markets are different and problems with settling security transactions could result in temporary periods when assets of the fund are uninvested and no return is earned on such amounts.

   Depository receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Depository receipts may be issued pursuant to a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depository receipts, or in unsponsored programs, where the issuer may not be directly involved in the creation of the program. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. Depository receipts also involve the risks of other investments in foreign stocks, as discussed above.


FUTURES CONTRACTS (ALL FUNDS EXCEPT THE CASH FUND)


   Upon entering into a futures contract, a Fund will initially be required to deposit with the custodian an amount of initial margin using cash or U.S. Treasury bills equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract's initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts.

   Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

   While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

   There are several risks in connection with the use of futures contracts as a hedging device. One risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities or currency being hedged.

   If the price of the futures contracts moves less than the price of the securities or currency hedged, the hedge will not be fully effective, but, if the price of the securities or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities or currency being hedged has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security or currency, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the securities or currency which is the subject of the hedge.

   To compensate for the imperfect correlation of such movements in price, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities or currency being hedged if the historical volatility of the prices of such securities or currency has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities or currency being hedged is less than the historical volatility of the futures contracts.

   It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time, the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   Where futures are purchased to hedge against a possible increase in the cost of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

   Another risk arises because the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the debt securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

   Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Manager may still not result in a successful hedging transaction over a very short period of time.

   The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

   Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   Successful use of futures contracts by the Trust is also subject to the Manager's ability to correctly predict movements in the direction of interest rates and other factors affecting markets for securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio and prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet maintenance margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

FUTURES CONTRACTS ON GOVERNMENT SECURITIES

   Currently futures contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade, and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange.


INVESTMENT COMPANIES (ALL FUNDS EXCEPT THE CASH FUND)


   Investments by the Trust in investment companies will be effected by independent investment managers, and the Trust will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which a Fund may invest could also incur more risks than would be the case for direct investments. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which a Fund of the Trust invests may or may not have the same fundamental investment limitations as those of the Fund itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow, rather than decrease.

   By investing in investment companies indirectly through the Trust, a shareholder of the investing Fund will bear not only a proportionate share of the expenses of that Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Fund invests. A shareholder may also indirectly bear expenses paid by investment companies in which the Fund invests related to the distribution of such investment companies' shares. Some of the open-end investment companies in which the Fund may invest may limit the ability of shareholders (including a Fund of the Trust) to redeem their shares.

   Closed-end investment companies frequently trade at a discount from net asset value. Only if the discount is sufficiently large will the additional income earned by a portfolio purchased at a discount offset the additional layer of expense. If shares of another investment company are purchased at a discount which subsequently declines, performance will be better than it would have been had the underlying instruments been purchased directly. Our funds will invest in another investment company only if the portfolio manager believes that the fund's investment objective will be furthered by doing so. The Government Cash Fund will not normally invest in any other investment companies.


   The Cash Fund may not invest in securities of investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. The other Funds may not invest in investment companies except by purchase in the open market involving only customary brokers' commissions, in connection with a merger, consolidation, reorganization, or acquisition of assets, or as otherwise permitted by applicable law. Current law prohibits any Fund from (i) owning more than 3% of the voting securities of any one investment company; (ii) investing more than 5% of its assets in the securities of any one investment company; or (iii) investing more than 10% of its assets in securities issued by investment companies. Any Fund is also prohibited from owning more than 10% of the voting securities of a registered closed-end investment company. If the investment securities of another investment company were the only investment securities held by a Fund, these restrictions would not apply to that Fund. All Funds may also invest in other investment companies to facilitate the implementation of a master-feeder structure.

OPTIONS (ALL FUNDS EXCEPT THE CASH FUND)


   When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-market" daily to reflect the current market value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by the Fund expires, or a Fund enters into a closing purchase transaction, the Fund will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

   The premium paid by a Fund for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by a Fund equals the option's last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

   In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

OPTIONS ON FUTURES CONTRACTS

   Currently, options can be purchased or sold with respect to futures contracts on U.S. Treasury bonds on the Chicago Board of Trade.

   The Fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to interest rate futures contracts described above. In addition, net option premiums are included as initial margin deposits. As with options on debt securities, the writer of an option on a futures contract may terminate his position by selling or purchasing an option of the same series. The ability to establish and close out positions on such options is subject to the existence of a liquid secondary market. The Fund will not purchase options on futures contracts on any exchange unless and until, in the Manager's opinion, the market for such options is sufficiently liquid that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts.

   Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

   In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things,
(i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets. There is no other limitation on the percentage of the Fund's assets that may be invested in futures and related options. The Internal Revenue Code's requirements for qualification as a regulated investment company may limit the extent to which the Fund can engage in futures transactions.

OPTIONS ON GOVERNMENT SECURITIES

ON TREASURY BONDS AND NOTES. Because the trading interest in Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce new expirations with respect to such options to replace expiring options on particular issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run, with the possible addition of a limited number of new expirations, as the original expirations expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available on the exchange for every issue on which options are traded.

ON TREASURY BILLS. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount corresponding to the contract size of the option, it may be hedged from a risk standpoint. In addition, the Fund will maintain Treasury bills, maturing no later than those which would be deliverable in the event of exercise of a call option it has written, in a segregated account with its custodian so that it will be treated as being covered for margin purposes.

ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any national securities exchange, although the Securities and Exchange Commission (the "Commission") has approved such options for trading on the Chicago Board Options Exchange. Since the remaining principal balance of GNMA certificates declines each month as mortgage payments are made, the Fund, as a writer of a GNMA call, may find that the GNMA certificates it holds no longer have a sufficient remaining principal balance to satisfy its delivery obligation in the event of exercise of the call option it has written. Should this occur, additional GNMA certificates from the same pool (if obtainable), or replacement GNMA certificates, will have to be purchased in the cash market to meet delivery obligations. The Fund will either replace GNMA certificates representing cover for call options it has written, or maintain in a segregated account with its custodian cash or U.S. Government securities or other appropriate high grade debt obligations having an aggregate value equal to the market value of the GNMA certificates underlying the call options it has written.

   The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

   Options are traded on exchanges on only a limited number of U.S. Government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by the Manager may be deemed to constitute a group for these purposes. In light of these limits, the Trust's Board of Trustees (the "Board of Trustees" or the "Board") may determine at any time to restrict or terminate the public offering of the Fund's shares (including through exchanges from the other Funds).

   Exchange markets in options on U.S. Government securities are a relatively new and untested concept and it is impossible to predict the amount of trading interest that may exist in such options. There can be no assurance that viable exchange markets will develop or continue.

REPURCHASE AGREEMENTS (ALL FUNDS)

   Repurchase agreements involve purchases of securities by a Fund. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller who also simultaneously agrees to buy back the security at a fixed price and time. This assumes a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                             PERFORMANCE INFORMATION


CASH FUND

   From time to time, the Trust determines a current yield and effective yield for each class of shares of the Cash Fund. For a further discussion of how the Trust calculates yield, see "Pricing of Fund Shares" in the Prospectus.


   The effective yield is an annualized yield based on a compounding of the unannualized base period return. The effective yield will be slightly higher than the yield or seven-day current yield because of the compounding effect of the assumed reinvestment.

   These yields are each computed in accordance with a standard method prescribed by the rules of the Commission, by first determining the net change in account value for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized base period return equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

The yields are then calculated as follows:

                                                  Net Change in Account Value         365
                                 Current Yield =  ---------------------------  X     -----
                                                    Beginning Account Value            7

                                                                               365
                                 Effective Yield = [(1 + Base Period Return)  -----] - 1
                                                                                7


   For the seven days ended December 31, 2001, the Cash Fund's current and effective (compounded) yields were 1.67% and 1.69%, respectively, for Class A Shares; 0.97% and 0.98%, respectively, for Class B Shares; 1.67% and 1.69%, respectively, for Class C Shares; and 1.97% and 1.99%, respectively, for Class I Shares.


   Yield is a function of portfolio quality and composition, portfolio maturity and operating expenses. Yields fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments or other investment companies that may use a different method of calculating yield.

OTHER FUNDS


   The Trust will include performance data for Class A Shares, Class B Shares, Class C Shares and Class I Shares of each Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of a Fund. Such performance information will be based on investment yields or total returns for the Fund.


YIELD

   Yield may not be the same as the distribution rate or the income reported in the Fund's financial statements. We compute yield by taking the interest and dividend income a Fund earns in a 30-day period, net of expenses, and dividing that amount by the average number of shares entitled to receive dividends. Yield will be calculated, using a one-month base period, according to the following formula:

                        Yield = 2 X [(a-b/cd) + 1] 6 - 1

   Where:

   a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
   d = the maximum offering price per share on the last day of the period.

   The annualized yield for the Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Government Fund at December 31, 2001 was 2.42%, 1.84%, 2.10% and 2.84%.


AVERAGE ANNUAL TOTAL RETURN

   Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results.

   Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

   Where:

       P = a hypothetical initial investment in the Fund of $1,000
       T = average annual total return
       n = number of years in period
     ERV = ending redeemable value at the end of the period of a hypothetical
           $1,000 investment in the Fund made at the beginning of the period.


   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

   The following table illustrates average total return for each Fund (including the effect of the maximum sales charge) where applicable, for the periods ended December 31, 2001.

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                                                                              COMMENCEMENT OF
                                                        YEAR ENDED      5 YEARS ENDED    10 YEARS ENDED       OPERATIONS TO
   APPRECIATION FUND                                     12/31/01         12/31/01          12/31/01             12/31/01*
                                                         --------         --------          --------             ---------
   CLASS A
        Return Before Taxes                                -2.12%            3.75%            7.80%                  -
        Return After Taxes on Distribution                 -2.17%            0.83%            5.37%                  -
        Return After Taxes on Distributions
        and Sale of Fund Shares                            -1.29%            2.40%            5.77%                  -
   Class B  Return Before Taxes                            -0.78%            4.16%              -                  7.18%
   Class I  Return Before Taxes                             4.27%            5.32%              -                  6.39%


                                                                                                               COMMENCEMENT OF
                                                         YEAR ENDED      5 YEARS ENDED    10 YEARS ENDED       OPERATIONS TO
    CASH FUND                                             12/31/01         12/31/01          12/31/01             12/31/01*
                                                          --------         --------          --------             ---------

    Class A  Return Before Taxes                            3.50%            4.72%              -                   4.70%
    Class B  Return Before Taxes                           -1.19%            3.83%              -                   3.87%
    Class C  Return Before Taxes                            3.50%            4.72%              -                   4.70%
    Class I  Return Before Taxes                            3.80%            5.03%              -                   5.02%
    Class M  Return Before Taxes                            3.74%            4.96%            4.51%                 6.14%

                                                         YEAR ENDED      5 YEARS ENDED    10 YEARS ENDED       OPERATIONS TO
GOVERNMENT FUND                                           12/31/01         12/31/01         12/31/01             12/31/01*
                                                          --------         --------         --------             --------
CLASS A
     Return Before Taxes                                   0.74%             5.06%            4.98%                  -
     Return After Taxes on Distribution                   -0.96%             3.10%            2.91%                  -
     Return After Taxes on Distributions
     and Sale of Fund Shares                               0.42%             3.05%            2.94%                  -
Class B  Return Before Taxes                               0.98%             5.17%              -                  5.24%
Class C  Return Before Taxes                               5.26%             5.61%              -                  5.23%
Class I  Return Before Taxes                               6.08%             6.40%              -                  6.40%

                                                                                         COMMENCEMENT OF
                                                         YEAR ENDED      5 YEARS ENDED    OPERATIONS TO
GROWTH & INCOME FUND                                      12/31/01         12/31/01         12/31/01*
                                                          --------         --------         ---------
CLASS A
     Return Before Taxes                                  -22.50%           -0.85%           -0.74%
     Return After Taxes on Distribution                   -22.50%           -2.49%           -2.36%
     Return After Taxes on Distributions
     and Sale of Fund Shares                              -13.70%           -1.25%           -1.16%
Class B  Return Before Taxes                              -21.57%           -0.52%           -0.43%
Class C  Return Before Taxes                              -18.36%           -0.38%           -0.28%
Class I  Return Before Taxes                              -17.49%            0.63%            0.71%

                                                                                         COMMENCEMENT OF
                                                         YEAR ENDED      5 YEARS ENDED    OPERATIONS TO
MANAGED ASSETS                                            12/31/01         12/31/01         12/31/01*
                                                          --------         --------         ---------
CLASS A
     Return Before Taxes                                  -13.08%            4.17%            6.16%
     Return After Taxes on Distribution                   -13.64%            1.65%            3.77%
     Return After Taxes on Distributions
     and Sale of Fund Shares                               -7.97%            2.70%            4.15%
Class B  Return Before Taxes                              -11.99%            4.53%            6.16%
Class C  Return Before Taxes                               -8.41%            4.67%            6.12%
Class I  Return Before Taxes                               -7.47%            5.72%            6.30%


                                                                                                              COMMENCEMENT OF
                                                         YEAR ENDED      5 YEARS ENDED    10 YEARS ENDED       OPERATIONS TO
STRATEGY FUND                                             12/31/01         12/31/01         12/31/01             12/31/01*
                                                         --------          --------         --------             ---------
CLASS A
     Return Before Taxes                                  -19.63%           -1.69%            4.97%                  -
     Return After Taxes on Distribution                   -19.63%           -4.53%            1.95%                  -
     Return After Taxes on Distributions
     and Sale of Fund Shares                              -11.95%           -1.97%            2.98%                  -
Class B  Return Before Taxes                              -18.68%           -1.34%              -                  0.16%
Class C  Return Before Taxes                              -15.32%           -1.21%              -                  4.57%
Class I  Return Before Taxes                              -14.49%           -0.22%              -                  0.86%

   *Since inception, March 25, 1985 for Class A Shares of the Government Fund; December 29, 1989 for Class A Shares of the Strategy Fund; October 7, 1991 for Class A Shares of the Appreciation Fund, Strategy Fund, and the Government Fund; and February 4, 1992 for Class C Shares of the Appreciation Fund, Strategy Fund, and the Government Fund; February 8, 1993 for Class A Shares and Class C Shares of Managed Assets; May 1, 1994 for Class A Shares and Class C Shares of the Cash Fund; April 8, 1996 for Class B Shares of the Appreciation Fund, Cash Fund, Strategy Fund, Managed Assets, and Government Fund; November 1, 1996 for Class I Shares of the Appreciation Fund, Strategy Fund, Cash Fund, and Managed Assets; November 26, 1996 for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Growth & Income Fund; and July 14, 1997 for Class I Shares of the Government Fund.

   The investment results of the Class A Shares, Class B Shares, Class C Shares and Class I Shares of a Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class's or Fund's expenses, realized or unrealized investment gains and losses, and the results of such Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.


                             PERFORMANCE COMPARISONS


   The Trust, a Fund or class of a Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, the Trust or a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.


                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


ALL FUNDS OTHER THAN THE CASH FUND


   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended December 31, 1999, 2000 and 2001, brokerage commissions paid by the Trust on portfolio transactions totaled $2,689,559, $1,861,139 and $1,266,068, respectively. In the fiscal years ended December 31, 1999, 2000 and 2001, the Trust paid brokerage commissions of $91,727, $0 and $0, respectively, to PXP Securities Corp., its prior distributor and an affiliate of its current Distributor. Brokerage commissions of $100,742 paid during the fiscal year ended December 31, 2001, were paid on portfolio transactions aggregating $43,214,684 executed by brokers who provided research and other statistical information.


   Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Trust. Information so received will enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Adviser and its affiliates in servicing other clients as well as the Trust; in addition, information obtained by the Adviser and its affiliates in servicing other clients may be useful and of value to the Adviser in servicing the Trust. In allocating brokerage, the Adviser may also consider research provided to its Subadviser pursuant to the Servicing Agreement.

   The Trust may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Adviser. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be deemed to have acted unlawfully or to have breached a fiduciary duty solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

   Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution series alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Adviser and its affiliates in serving other clients as well as the Trust, but on the other hand any research service obtained by the Adviser or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser in carrying out its obligation to the Trust.

   There are no fixed limitations regarding the Trust's portfolio turnover rate. In computing the portfolio turnover rate, all securities, including options, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities of a particular Fund for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the particular Fund during the fiscal year.

   The options activities of the Strategy Fund, Appreciation Fund, Growth & Income Fund, Managed Assets, and Government Fund may affect their respective turnover rates, the amount of brokerage commissions paid by each Fund and the realization of net short-term capital gains. Such gains, when distributed, are taxed to shareholders (other than retirement plans) at ordinary income tax rates. There are no fixed limitations regarding the Strategy Fund's portfolio turnover. Securities satisfying the basic policies and objectives of the Strategy Fund may be disposed of when they are no longer deemed to be suitable. High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Determination of Net Asset Value" and "Dividends, Distributions and Taxes."

   The exercise of calls written by a Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover. Although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.


CASH FUND

   The Adviser places orders for the purchase and sale of securities for the Cash Fund. All the Cash Fund's portfolio transactions are principal transactions with major dealers in money market instruments on which no brokerage commission is paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. Transactions are allocated to various dealers according to the best judgment of the Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Cash Fund.


                            SERVICES OF THE ADVISERS


   Phoenix/Zweig Advisers LLC ("Phoenix/Zweig" or the "Adviser") (formerly Zweig/Glaser Advisers LLC) is the investment adviser to each of the funds and is located at 900 Third Avenue, New York, NY 10022. As of March 31, 2002, Phoenix/Zweig was managing six funds with net assets of approximately $792.8 million and two closed-end funds with assets in excess of $1 billion. Phoenix/Zweig has been managing funds since September 1986.

   Phoenix/Zweig is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 56 Prospect St., Hartford, CT 06115. PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") and has served investors for over 70 years. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX's primary place of business is One American Row, Hartford, CT 06115. As of March 31, 2002, PXP had approximately $60.7 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Phoenix/Zweig in New York; Walnut Asset Management, LLC in Philadelphia; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL, and Scotts Valley, CA, respectively.

   Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of the Phoenix-Zweig Trust (the "Trustees"). Phoenix/Zweig's services under its Management Agreement are subject to the direction of the Trustees.


   The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment.


   The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.

   Pursuant to the Management Agreement, the Adviser: (a) supervises and assists in the management of the assets of each Fund, furnishes each Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's General Counsel; (c) makes investment decisions for the Trust; (d) selects brokers and dealers to execute transactions for each Fund; (e) ensures that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations; and (f) furnishes office facilities, personnel necessary to provide advisory services to the Funds, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates. Pursuant to the Servicing Agreement, Phoenix/Zweig has delegated to Zweig the responsibility for making asset allocation decisions for the Funds.


   The Funds' subadviser is Zweig Consulting, LLC ("Zweig" or the "Subadviser"). Its principal offices are located at 900 Third Ave., New York, NY 10022. Zweig's services under the Servicing Agreement are subject to the direction of both the Trustees and Phoenix/Zweig. Under a Servicing Agreement with Phoenix/Zweig, Zweig's duties to each Fund include: (1) promoting the interests of the Trust; and (2) performing asset allocation research and analysis.


   In managing the assets of the Funds, the Adviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Trust and what securities shall be held or sold by the Trust. The Subadviser determines what portion of the Trust's assets shall be allocated between stocks, bonds and cash, as appropriate, taking into account each Fund's investment objective. Both the Subadviser and Adviser are subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Adviser places order for the investment and reinvestment of each Fund's assets (see "Portfolio Transactions and Brokerage").


   The Trust pays the Adviser for its services, pursuant to the Management Agreement, a monthly fee at the annual rate of 0.50% of the average daily net assets of the Cash Fund, 0.60% of the average daily net assets of the Government Fund, 0.75% of the average daily net assets of the Strategy Fund and the Growth & Income Fund, and 1.00% of the average daily net assets of the Appreciation Fund and Managed Assets.

   For services to the Trust during the fiscal years ended December 31, 1999, 2000 and 2001, the Adviser received fees of $15,198,917, $10,075,475 and
$7,195,114, respectively, under the Management Agreement in effect. Of these totals, the Adviser received fees from each Fund as follows:

FUND                                                      1999                      2000                     2001
----                                                      ----                      ----                     ----
Appreciation Fund                                      $3,318,029                $1,776,981               $1,253,596
Cash Fund                                                 827,398                 1,068,090                1,261,759
Government Fund                                           243,176                   181,934                  182,612
Growth & Income Fund                                      214,196                   129,012                   75,217
Managed Assets                                          5,597,860                 4,389,722                2,952,430
Strategy Fund                                           4,917,833                 2,470,710                2,469,500

   The Adviser has voluntarily undertaken to limit the expenses of the Cash Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 2003 to 0.45% of its average daily net assets. During the years ended December 31, 1999, 2000 and 2001, the Adviser reimbursed $489,015, $625,822 and $756.809, respectively, to the Cash Fund. The Adviser reserves the right to discontinue this policy at any time after April 30, 2003.

   The Adviser may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Trust. The Distributor or its affiliates may provide the Adviser (without charge to the Trust) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to certain Funds of the Trust.

   The Trust, its Adviser and Subadviser, and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENT

   The Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory arrangements. In approving the agreement, the Board primarily considered the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Fund, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning performance of the adviser.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the profitability of the adviser and its affiliates based upon the terms of the advisory agreement and relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its peer group. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the adviser and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


                                 NET ASSET VALUE

   FOR ALL FUNDS, the net asset value per share of each class of shares of each Fund is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time), and as of 2:00 p.m. eastern time for the Government Cash Fund, on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Shares are entitled to dividends as declared by the Board and, on liquidation of a Fund, are entitled to receive their share of the net assets of the Fund. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

   We subtract the non-class specific liabilities of a Fund from the Fund's assets to determine its total net assets. We then determine each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.


   Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or, if no sale was reported, and for unlisted securities, at the last bid price, generally. Bonds and other fixed-income securities are valued at prices obtained from an established bond-pricing service when such prices are available. Forward foreign currency contracts are valued using forward currency exchange rates supplied by a quotation service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value). The Cash Fund values all short-term investments using the amortized cost method pursuant to Rule 2a-7 under the Investment Company Act of 1940.

   THE CASH FUND. The Board of Trustees (the "Board") has determined that it is in the best interests of the Cash Fund and its shareholders to seek to maintain a stable net asset value per share, and that the appropriate method for valuing portfolio securities is the amortized cost method, provided that such method continues to fairly reflect the market-based net asset value per share. The

Board shall continuously review this method of valuation and make changes that may be necessary to assure that the Cash Fund's instruments are valued at their fair value as determined by the Board in good faith.


   The Board has determined that the Cash Fund will comply with the conditions of Rule 2a-7 under the Act regarding the amortized cost method of valuing portfolio securities. Under Rule 2a-7, the Board is obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share of the Fund for purposes of distribution and redemption, at $1.00 per share. These procedures include periodically monitoring, as the Board deems appropriate, at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon available indications of market value. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the amortized cost value and the market value per share. The Board will take such steps as it considers appropriate (e.g., redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends, or utilizing a net asset value per share determined by using market quotations) to minimize any material dilution or other unfair results that might arise from differences between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon market value.


Rule 2a-7 requires that a dollar-weighted average portfolio maturity of not more than 90 days, appropriate to the objective of maintaining a stable net asset value of $1.00 per share, be maintained, and precludes the purchase of any instrument with a remaining time to maturity of more than 397 calendar days. However, the underlying securities used as collateral for repurchase agreements are not subject to these restrictions, because a repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is deemed to occur. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Cash Fund will invest its available cash in a manner that will reduce such average maturity to 90 days or less as soon as reasonably practicable. Rule 2a-7 also requires the Cash Fund to limit its investments to instruments that the Board determines present minimal credit risks and that have been given one of the two highest rating categories by nationally recognized statistical rating organizations, or, in the case of instruments that are not so rated, are of comparable quality as determined under procedures established by the Board.

   It is the normal practice of the Cash Fund to hold portfolio securities to maturity and realize their par values, unless a prior sale or other disposition thereof is mandated by redemption requirements or other extraordinary circumstances. A debt security held to maturity is redeemable by its issuer at its principal amount plus accrued interest. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Cash Fund (computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above) may tend to be higher than a similar computation made by utilizing a method of valuation based upon market prices and estimates. The Cash Fund may, to a limited extent, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if the Adviser believes such disposition advisable, or necessary to generate cash to satisfy redemptions. In such cases, the Cash Fund may realize a gain or loss.


                                HOW TO BUY SHARES


   The minimum initial investment is $500, and the minimum subsequent investment is $25 for Class A Shares, Class B Shares or Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan (a bank draft investing program administered by the Distributor), or pursuant to the Systematic Exchange privilege, or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class I Shares is $1,000,000 with no minimum subsequent investment. Completed applications for the purchase of shares should be mailed to: Phoenix-Zweig Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the

New York Stock Exchange (2:00 p.m. for shares of the Cash Fund) are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.


   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1.00% deferred sales charge applies to shares purchased by an investor in amounts over $1 million if redeemed within 12 months of purchase. Such deferred sales charge may be waived under certain conditions. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares seven years after the end of the calendar month in which the shareholder's order to purchase was accepted subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time from most of the burden of such distribution related expenses. The seven-year time limit has been deemed sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES


   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares for the Strategy Fund, Appreciation Fund, Growth & Income Fund, and Managed Assets and 0.75% and 0.30% for the Government and Cash Funds, respectively.


CLASS I SHARES

   Class I Shares are offered primarily to persons subject to the Subadviser's Code of Ethics relating to personal securities transactions and to tax-exempt retirement plans specifically affiliated with the Subadviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. Class I Shares are not available in all states.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Zweig Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix-Zweig Funds qualified plan; (11) any Phoenix Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000 and by retirement plans with assets of $1,000,000 or more or at least 50 eligible employees; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Zweig Funds, Phoenix-Engemann Funds or Phoenix-Seneca Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Zweig Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of the Phoenix-Zweig Funds (other than Phoenix-Goodwin Money Market Fund Class A Shares and Phoenix-Zweig Government Cash Fund Class A Shares or Class M Shares) or other Affiliated Phoenix Fund, if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of the Phoenix-Zweig Funds (other than Phoenix-Goodwin Money Market Fund Class A Shares and Phoenix-Zweig Government Cash Fund Class A or Class M Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of the Phoenix-Zweig Funds, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS A SHARES--WAIVER OF DEFERRED SALES CHARGE

   The 1% CDSC will be waived where the investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer, or agrees to receive such commissions ratably over a 12-month period.

CLASS B AND CLASS C SHARES--WAIVER OF SALES CHARGES


   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from certain other Class A Share and Class C Share retirement plans; (f) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (g) based on the exercise of exchange privileges among Class B Shares and Class C Shares of these Funds; (h) based on any direct rollover transfer of shares from an established Fund qualified plan into another Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (i) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed. Shareholders between the ages of 59 1/2 and 70 1/2 receiving a CDSC waiver on mandatory distributions under retirement plans described in condition (c) above prior to May 1, 1999, will continue to receive the waiver.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund seven years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


IMMEDIATE INVESTMENT

   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix-Zweig Trust. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail an Account Application to Equity Planning.

                            INVESTOR ACCOUNT SERVICES


The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. The Trust and the Distributor reserve the right to modify or terminate these services upon reasonable notice. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.


EXCHANGES

   Under certain circumstances, shares of any Phoenix-Zweig Fund may be exchanged for shares of the same class of another Phoenix-Zweig Fund or other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix-Zweig Fund or other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix-Zweig Fund or other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix-Zweig Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix-Zweig Funds or other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.


   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS


   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.


BY MAIL

   Shareholders may redeem shares by making a written request, executed in the full name of the account, directly to Phoenix-Zweig Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


BY CHECK (GOVERNMENT AND CASH FUNDS ONLY)


   Any shareholder of these Funds may elect to redeem shares held in his/her Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

TAX STATUS

   Each Fund of the Trust will be treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the Code) (except for purposes of the definitional requirements for regulated investment companies under Code
Section 851(a)). By paying dividends representing its investment company taxable income within the time periods specified in the Code and by meeting certain other requirements, each Fund intends to qualify as a regulated investment company under the Code. Since each Fund intends to distribute at least annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If a Series were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

TAXATION OF SHAREHOLDERS

   Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions from net capital gains that are properly designated as capital gains dividends are taxable to shareholders as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held.

   Dividends from Phoenix-Zweig Government Cash Fund and the Phoenix-Zweig Government Fund are not expected to qualify for the 70% dividends received deduction available to corporate shareholders. Phoenix-Zweig Government Cash Fund's dividends include all accrued interest, earned discounts and realized gains and losses, less amortized premiums and accrued expenses. Distributions by other Funds out of their dividend income from domestic corporations may qualify in whole or in part for the deduction if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds his Trust shares in the distributing Fund for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution represents in effect a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before the shares are sold or exchanged. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


   Individuals and certain other non-exempt payees will be subject to a percentage backup Federal withholding tax on dividends and other distributions from the Funds, as well as on the proceeds of redemptions of Funds other than the Phoenix-Zweig Government Cash Fund, at the rate in effect when such payments are made, if the affected Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies such Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.


TAX TREATMENT OF CERTAIN TRANSACTIONS

   In general, and as explained more fully below, if the Trust enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by a Fund will be as follows: Gain or loss from a closing transaction with respect to options written by a Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that a Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. The capital gain or loss will be long- or short-term depending on whether or not the affected option has been held for more than one year. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

   Any regulated futures contract or listed non-equity option held by a Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.

   The Trust may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

   Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

   In addition to the Federal income tax consequences described above relating to an investment in the Trust, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.

                                 THE DISTRIBUTOR

   Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor") acts as distributor of the Trust's shares and receives: with respect to Class A Shares, a front-end sales commission, as described in the Prospectus under "Sales Charges," and a 1% CDSC which may apply on redemptions within 12 months of purchases not subject to a sales charge; with respect to Class B Shares, a declining CDSC ranging from 5% to 1% of the gross proceeds of a redemption of shares held for less than seven years; and, with respect to Class C Shares, a CDSC of 1.25% of the gross proceeds of a redemption of shares held for less than one year. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below.

   Equity Planning has undertaken to use its best efforts to find purchasers for shares of the Trust. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.


   For its services under the Distribution Agreement, the Distributor receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, the Distributor may receive payments from the Fund pursuant to the Distribution

Plans described below. PXP Securities Corp., formerly known as Zweig Securities Corp., served as the distributor for the Trust prior to March 1, 1999. For the fiscal years ended December 31, 1999, 2000 and 2001, purchasers of shares of the Funds paid aggregate sales charges of $886,545, $999,590 and $329,805, respectively, of which PXP Securities Corp. and/or the Distributor received net commissions of $1,875,311, $937,275 and $285,678, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 2001, PXP Securities Corp. and/or the Distributor received net commissions of $5,455 for Class A Shares and deferred sales charges of $264,303 for Class B Shares and $15,920 for Class C Shares.


DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.


CLASS A SHARES-- ALL FUNDS (EXCEPT THE GOVERNMENT AND GOVERNMENT CASH FUNDS)

                                                                                                      DEALER DISCOUNT
                                               SALES CHARGE                SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
          -------------------------         -------------------         --------------------         ------------------
       Less than $50,000                           5.75%                       6.10%                        5.25%
       $50,000 but under $100,000                  4.75%                       4.99%                        4.25%
       $100,000 but under $250,000                 3.75%                       3.90%                        3.25%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                         None                        None


CLASS A SHARES -- GOVERNMENT FUND

                                                                                                      DEALER DISCOUNT
                                               SALES CHARGE                SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
          -------------------------         -------------------         --------------------         ------------------
       Less than $50,000                           4.75%                       4.99%                        4.25%
       $50,000 but under $100,000                  4.50%                       4.71%                        4.00%
       $100,000 but under $250,000                 3.50%                       3.63%                        3.00%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                         None                        None

   Class A Shares of the Government Cash Fund are offered to the public at their constant net asset value of $1.00 per share with no sales charge or dealer discount.


   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares (0.75% for Government Fund and 0.30% for Cash Fund) sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. There is no dealer compensation payable on Class I Shares. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, a 1% CDSC will apply, except for redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer, or agrees to receive such commissions ratably over a 12 month period. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

   Effective November 1, 1999, Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning is entitled to a fee payable monthly and based upon the average of the aggregate daily net asset value of the Fund, at the following incremental annual rates:

              First $50 million                                    .07%
              $50 million to $200 million                          .06%
              Greater than $200 million                            .01%


   Equity Planning retains PFPC, Inc. as subagent for the Fund. For services during the Fund's fiscal year ended December 31, 1999, 2000 and 2001, Equity Planning and/or Bank of New York, the previous administrative agent, received $560,135, $488,772 and $314,006, respectively, under an administration agreement that provided for compensation at the same rates as described above.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares of each Fund except Class I Shares (i.e., a plan for the Class A and C Shares and a plan for the Class B Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares of each Fund (other than Class M Shares of the Government Cash Fund and Class I Shares) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class A Shares of all Funds at a rate of 0.05% per annum; for Class B Shares of all Funds at a rate of 0.75% per annum; for Class C Shares at a rate of 0.75% per annum for the Appreciation Fund, Strategy Fund, Growth & Income Fund and Managed Assets, 0.50% per annum for the Government Fund and 0.05% per annum for the Government Cash Fund.

   The Rule 12b-1 Plan for the Class M Shares issued by Zweig Government Cash Fund (the "Class M Plan") provides that the Distributor may enter into Service Agreements with securities dealers, financial institutions, banks, and other industry professionals for distribution, promotion and administration of and/or servicing investors in Class M Shares. Such service organizations are paid directly or indirectly by Zweig Government Cash Fund and the Manager. Service payments under the Class M Plan are paid in equal amounts by Zweig Government Cash Fund and the Manager, or Zweig Government Cash Fund and the Manager reimburse the Distributor equally for service payments to a service organization, in an amount not exceeding 0.30% per annum of the average daily net asset value of the Class M Shares. The Class M Plan also provides that Zweig Government Cash Fund will pay the costs and expenses connected with the printing and distribution of Zweig Government Cash Fund's prospectuses, shareholder reports, and any promotional material for other than current Fund shareholders, in an amount not to exceed $100,000 per annum.


   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as ADDITIONAL compensation with respect to Class C Shares, 0.70% (0.45% for Government Fund and 0.00% for Cash Fund) of the average annual net asset value of that class.

   A report of the amounts expended under the Plans must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940

Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

   The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Independent Trustees or, with respect to any Class or Fund, by vote of a majority of the shares of such Class or Fund. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons. If the Plans are terminated (or not renewed) with respect to one or more Classes or Funds, they may continue in effect with respect to any Class or Fund as to which they have not been terminated (or have not been renewed).

   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above. In making its determination to continue the Plans, the Board considers, among other factors: (1) the Trust's experience under the Plans and the previous Rule 12b-1 Plans of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plans and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon their review, the Board, including each of the Independent Trustees, determined that the continuance of the Plans would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.


   The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for any Fund, the Trust may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to a financial institution in order to finance the distribution of the Class B Shares.


   For the fiscal year ended December 31, 2001, the Trust paid Rule 12b-1 fees in the amount of $4,993,353, of which the Distributor and the previous distributor, PXP Securities Corp., an affiliate, received $1,667,218, unaffiliated broker-dealers received $3,320,070, and $6,065 was paid to W.S. Griffith Securities, Inc, an indirect subsidiary of PNX. The 12b-1 payments were used for (1) compensating dealers, $3,408,689, (2) compensating sales personnel, $858,169, (3) advertising, $93,925, (4) printing and mailing of prospectuses to other than current shareholders, $106,205, (5) service costs, $435,612 and (6) other, $178,778.


   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS

   The address of each individual, unless otherwise noted, is 900 Third Avenue, 31st Floor, New York, NY 10022. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES
                              --------------------

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                     FUND
                                                    COMPLEX                        PRINCIPAL OCCUPATION(S)
         NAME, (AGE),            LENGTH OF         OVERSEEN BY                     DURING PAST 5 YEARS AND
         AND ADDRESS            TIME SERVED          TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
         -----------           -------------         -------                 -----------------------------------
 James Balog (74)              Served since             7          Currently retired.  Director, Transatlantic Holdings,
                               1997.                               Inc. (reinsurance) since 1990.  Director, Elan, plc
                                                                   (pharmaceuticals) since 1990.  Director,  Great West
                                                                   Life and Annuity Insurance Company since 1993.

Claire B. Benenson (82)       Served since              7          Consultant on Financial Conferences. Trustee, Burnham
                               1989                                Investors Trust (since 1972) (5 portfolios). Vice
                                                                   President, 92nd St. YMYWHA (charitable organization)
                                                                   (since 1999).

 S. Leland Dill (71)           Served since             7          Currently retired.  Trustee, Deutsche Asset Management
 5070 North Ocean Dr.          1986.                               mutual funds (33 portfolios) (1986-present).  Director,
 Singer Island, FL 33404                                           Coutts & Co. Trust Holdings Limited (1991-1999),
                                                                   Coutts & Co. Group (1994-1999) and Coutts & Co.
                                                                   International (USA) (private banking) (1992-2000).

 Donald B. Romans (70)         Served since             7          President, Romans & Company (private investors and
 39 S. Sheridan Road           1989.                               financial consultants) since 1987. Trustee, Burnham
 Lake Forest, IL  60045                                            Investors Trust (5 portfolios).

                               INTERESTED TRUSTEE

   The person listed below is an "interested person" of the Trust, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                   NUMBER OF
                                                 PORTFOLIOS IN
  NAME, (AGE), ADDRESS AND                        FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
         POSITION(S)           LENGTH OF TIME     OVERSEEN BY                       DURING PAST 5 YEARS AND
         WITH TRUST                SERVED           TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
         ----------                ------           -------                   -----------------------------------
*Philip R. McLoughlin (55)     Served since            44         Chairman (1997-present), Director (1995-present), Vice
56 Prospect Street             2000.                              Chairman (1995-1997) and Chief Executive Officer
Hartford, CT 06115-0480                                           (1995-present), Phoenix Investment Partners, Ltd. Director,
                                                                  Executive Vice President and Chief Investment Officer, The
Chairman and Chief Executive                                      Phoenix Companies, Inc. (2001-present).  Director
Officer                                                           (1994-present) and Executive Vice President, Investments
                                                                  (1988-present), Phoenix Life Insurance Company. Director
                                                                  (1983-present) and Chairman (1995-present), Phoenix
                                                                  Investment Counsel, Inc. Director (1984-present) and
                                                                  President (1990-2000), Phoenix Equity Planning Corporation.
                                                                  Chairman and Chief Executive Officer, Phoenix/Zweig Advisers
                                                                  LLC (1999-present). Director, PXRE Corporation (Delaware)
                                                                  (1985-present), World Trust Fund (1991-present) Phoenix
                                                                  Distribution Holding Company (2001-present) and Phoenix
                                                                  Investment Management Company (2001-present). Director and
                                                                  Executive Vice President, Phoenix Life and Annuity Company
                                                                  (1996-present). Director and Executive Vice President, PHL
                                                                  Variable Insurance Company (1995-present). Director, Phoenix
                                                                  National Trust Company (1996-present). Director and Vice
                                                                  President, PM Holdings, Inc. (1985-present). Director, PHL
                                                                  Associates, Inc. (1995-present). Director (1992-present) and
                                                                  President (1992-1994), WS Griffith Securities, Inc.

* Mr. McLoughlin is an "interested person" by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.


                                 POSITION(S) HELD
                                  WITH TRUST AND
         NAME, (AGE)                 LENGTH OF                              PRINCIPAL OCCUPATION(S)
         AND ADDRESS                TIME SERVED                               DURING PAST 5 YEARS
         -----------                -----------                               -------------------
 Martin E. Zweig (59)          President since 1986.  President of Zweig Consulting LLC (investment management) since
                                                      1999. President of Phoenix-Zweig Trust; Chairman and President, The
                                                      Zweig Total Return Fund, Inc. and The Zweig Fund, Inc.; Managing
                                                      Director of Zweig-DiMenna Associates LLC (investment management)
                                                      since 1995.  President, Zweig-DiMenna International Managers, Inc.,
                                                      Zweig-Di Menna Associates, Inc. and Gotham Advisors, Inc.  Member
                                                      of the Undergraduate Executive Board of the Wharton School,
                                                      University of Pennsylvania.  Trustee, Manhattan Institute.
                                                      Chairman, Zweig/Glaser Advisers LLC and Euclid Advisors LLC (until
                                                      1999).

 Michael E. Haylon (44)        Executive Vice         Director and Executive Vice President; Investments, Phoenix
 56 Prospect Street            President since 1999.  Investment Partners, Ltd. (1995-present). Director (1994-present),
 Hartford, CT 06115-0480                              President (1995-present), Phoenix Investment Counsel, Inc.
                                                      Director, Phoenix Equity Planning Corporation (1995-present).
                                                      Executive Vice President, Phoenix Fund Complex (1993-present).

 William R. Moyer (57)         Executive Vice         Executive Vice President and Chief Financial Officer
 56 Prospect Street            President since 1999.  (1999-present), Senior Vice President and Chief Financial Officer
 Hartford, CT 06115-0480                              (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                      (1998-present), Senior Vice President, Finance (1990-present),
                                                      Chief Financial Officer (1996-present), and Treasurer
                                                      (1998-present), Phoenix Equity Planning Corporation. Director
                                                      (1998-present), Senior Vice President (1990-present), Chief
                                                      Financial Officer (1996-present) and Treasurer (1994-present),
                                                      Phoenix Investment Counsel, Inc. Senior Vice President and Chief
                                                      Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).

 John F. Sharry (51)           Executive Vice         President, Private Client Group (1999-present), Executive Vice
 56 Prospect Street            President since 1999.  President, Retail Division (1997-1999), Phoenix Investment
 Hartford, CT 06115-0480                              Partners, Ltd. President, Private Client Group, Phoenix Equity
                                                      Planning Corporation (2000-present).  Executive Vice President,
                                                      Phoenix Fund Complex (1998-present).

 Carlton B. Neel (34)          Senior Vice            First Vice President, Phoenix/Zweig Advisers LLC (since 1996). Vice
                               President since 1996.  President,  Zweig Advisors Inc. and Zweig Total Return Advisors,
                                                      Inc. (until 1999).

 Beth Abraham (46)             Vice President since   Assistant  Vice President, Phoenix/Zweig Advisers LLC (since 1995).
                               2001.

 David Dickerson (34)          Vice President since   Vice President, Phoenix/Zweig Advisors LLC and Euclid Advisors LLC
                               2000.                  since 2000.  Investment Professional at Phoenix/Zweig Advisers LLC
                                                      since 1993.

 David O'Brien (37)            Vice President since   Vice President, Phoenix/Zweig Advisors LLC and Euclid Advisors LLC
                               2000.                  since 2000.  Investment Professional at Phoenix/Zweig Advisors LLC
                                                      since 1998.

 Marc Baltuch (56)             Secretary since 1989.  Director and President, Watermark Securities, Inc.  since 1990.
                                                      First Vice President, Chief Compliance Officer and Secretary, PXP
                                                      Securities Corp.  until 1999.  First Vice President , Zweig/Glaser
                                                      Advisers LLC and Euclid Advisors LLC (until 1999).

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
                   ------------------------------------------

                                 POSITION(S) HELD
                                  WITH TRUST AND
         NAME, (AGE)                 LENGTH OF                              PRINCIPAL OCCUPATION(S)
         AND ADDRESS                TIME SERVED                               DURING PAST 5 YEARS
         -----------                -----------                               -------------------

 Nancy G. Curtiss (49)         Treasurer since        Vice President, Fund Accounting (1994-present) and Treasurer
 56 Prospect Street            1999                   (1996-present), Phoenix Equity Planning Corporation. Treasurer,
 Hartford, CT 06115-0480                              Phoenix Fund Complex (1994-present).


 Committees of the Board
 -----------------------

   The Board of Trustees has established an Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, its system of internal control, the independent audit process, and the Fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James Balog, Claire B. Benenson, S. Leland Dill and Donald B. Romans. The Committee met twice during the Trust's last fiscal year.

Compensation
------------

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended December 31, 2001, the Trustees received the following compensation:

                                                                                         TOTAL
                                                                                      COMPENSATION
                                                                                     FROM TRUST AND
                                                        AGGREGATE                     FUND COMPLEX
                                                      COMPENSATION                     (7 FUNDS)
              NAME                                     FROM TRUST                   PAID TO TRUSTEES
              ----                                     ----------                   ----------------
James Balog                                              $23,000                        $28,000

Claire B. Benenson                                       $23,000                        $28,500

S. Leland Dill                                           $23,000                        $28,500

Philip R. McLoughlin                                       $0                              $0

Donald B. Romans                                         $23,000                        $28,500

TRUSTEE OWNERSHIP OF SECURITIES
-------------------------------
      Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.

                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                         TRUSTEE OWNERSHIP IN ALL FUNDS
                                                  DOLLAR RANGE OF EQUITY                 OVERSEEN BY TRUSTEE IN FAMILY
           NAME OF TRUSTEE                        SECURITIES IN THE FUND                    OF INVESTMENT COMPANIES
           ---------------                        ----------------------                    -----------------------

James Balog                             None                                                   $50,001 - $100,000

Claire B. Benenson                      Appreciation Fund - $10,001 - $50,000                  $10,001 - $50,000
                                        Strategy Fund - $10,001 - $50,000

S. Leland Dill                          Government Cash Fund - $10,001 - $50,000               $10,001 - $50,000

Philip R. McLoughlin                    None                                                   Over $100,000

Donald B. Romans                        Appreciation Fund - Over $100,000                      Over $100,000
                                        Government Cash Fund - $1 - $10,000
                                        Managed Assets - Over $100,000 Strategy
                                        Fund - $50,001 - $100,000


   At April 4, 2001, except for Dr. Martin E. Zweig, the Trustees and officers as a group owned less than 1% of any class of any fund of the Trust.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of April 5, 2001 with respect to each person who beneficially owns 5% or more of any class of the Fund's equity securities.

                                                                                         PERCENT

NAME OF SHAREHOLDER                           FUND AND CLASS                           OF THE CLASS     NUMBER OF SHARES
-------------------                           --------------                           ------------     ----------------
Dean Witter for the Benefit of                Government Cash Fund Class C                 6.44%             191,292.360
Stephen J. Weddel, M.D., TTEE
FBO Stephen J. Weddel, M.D.,
Box 250 Church Street Station
New York, NY  10008-0250

Hare & Co.                                    Government Cash Fund Class M                18.00%          40,045,661.050
Bank of New York
Attn. Stif/Master Note
1 Wall Street, Fl. 2
New York, NY  10005-2501

Edward D. Jones and CO F/A/O                  Government Cash Fund Class C                 6.94%             205,933.750
Detrek Engineering Inc.
Retirement Plan
P.O. Box 2500
Maryland Heights, MO  63043-8500

Salomon Smith Barney Inc.                     Government Cash Fund Class B                 9.25%             392,668.260
333 West 34th Street - 3rd Fl.
New York, NY  10001

MLPF&S                                        Appreciation Fund Class B                    7.50%              77,383.873
For the Sole Benefit of its Customers         Appreciation Fund Class C                   13.60%             469,328.304
Attn:  Fund Administration                    Government Fund Class B                     29.81%              95,872.390
4800 Deer Lake Drive East,  3rd Fl.           Government Fund Class C                     30.96%             140,260.160
Jacksonville, FL   32246-6484                 Growth & Income Fund Class B                10.10%              49,063.890
                                              Growth & Income Fund Class C                24.14%              38,200.222
                                              Managed Assets Class A                      7.73%              342,644.316
                                              Managed Assets Class B                      18.97%             348,008.035
                                              Managed Assets Class C                      16.57%           2,720,835.913
                                              Strategy Fund Class A                       11.08%           1,089,468.526
                                              Strategy Fund Class B                       12.48%             210,717.452
                                              Strategy Fund Class C                       14.17%             865,518.127

PaineWebber for the Benefit of                Growth & Income Fund Class A                 7.62%              11,432.343
Anna May Carlson TTEE
The Elmer J. Carlson Trust
& Anna May Carlson Trust "B"
2829 Pitch Blend Ct.
Grand Junction, CO  81503-3164

Prudential Securities, Inc. FBO               Appreciation Fund Class I                    7.06%               6,481.231
Prudential Retirement Services
Nominee for Trustee PL
Zweig Associates, Inc.
P.O. Box 5310
Scranton, PA  18505-5310

                                                                                         PERCENT

NAME OF SHAREHOLDER                           FUND AND CLASS                           OF THE CLASS     NUMBER OF SHARES
-------------------                           --------------                           ------------     ----------------
Prudential Securities, Inc. FBO               Government Cash Fund Class C                 5.95%             176,685.720
Stanley E. Coleby
Sharon A. Coleby  JTWROS
2432 Briar Creek Circle
Salt Lake City, UT  84117-4575

State Street Bank & Trust Co.                 Growth & Income Fund Class A                14.28%              21,439.818
Cust for the Rollover IRA of
Mollie Friedman Zweig
625 Park Avenue Apt 8-9B
New York, NY  10021-6545

State Street Bank & Trust                     Government Cash Fund Class C                10.68%             317,169.700
Cust for the IRA Rollover of
Rana J. Khan
3722 Augusta Lane
Elkhart, IN  46517-3854

Martin E. Zweig & Jeffrey Perry TTEE          Appreciation Fund Class I                   92.93%               6,481.231
Zweig-DiMenna Associates, Inc.                Government Cash Fund Class I                49.11%           1,434,474.780
Retirement Trust MPP                          Growth & Income Fund Class I                99.98%              85,474.836
Attn. Michael Link                            Managed Assets Class I                      97.17%             102,764.594
900 Third Avenue, Fl. 31                      Government Fund Class I                     18.52%              77,553.981
New York, NY  10022-4728                      Strategy Fund Class I                       99.98%              73,256.624

Martin Zweig TTEE                             Government Cash Fund Class I                48.87%           1,427,444.770
Marty & Barbara Zweig
Foundation Inc.
900 Third Avenue, Fl. 31
New York, NY  10022-4728

Martin Zweig                                  Government Cash Fund Class M                 6.85%          15,229,382.660
Tax Account
900 Third Avenue, Fl. 30
New York, NY  10022-4728

Martin E. Zweig  Personal                     Government Cash Fund Class M                 8.06%          17,929,834.380
C/O Zweig Companies
900 Third Avenue, Fl. 30                      Government Fund Class I                     81.48%             341,289.201
New York, NY  10022-4728


                             ADDITIONAL INFORMATION

CAPITAL STOCK

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT

   The Bank of New York, One Wall Street, New York, NY 10286 serves as custodian of the Trust's assets.

   Phoenix Equity Planning Corporation ("PEPCO"), 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, serves as Transfer Agent for the Fund. PEPCO receives a fee equivalent to $13.50 for each shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents are paid a fee by the Transfer Agent. State Street Bank and Trust Company serves as subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS

   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year, and is available without charge upon request.

FINANCIAL STATEMENTS


   The Financial Statements for the Fund's fiscal year ended December 31, 2001, appearing in the Fund's 2001 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

   Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

   AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA -- Bonds rated AA have a strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

   A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB, B, CCC -- Bonds rated BB, B or CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Bonds rated BBB or lower by S&P and Bonds rated Baa or less by Moody's (non-investment grade securities) are considered to be speculative in nature. Non-investment grade securities will generally be less sensitive to interest rate changes than investment grade securities (those rated A or higher by S&P and BBB or higher by Moody's) but will be more sensitive to adverse economic changes or specific corporate developments. The liquidity risk of non-investment grade securities will be higher than investment grade securities and their value will be more difficult to ascertain due to the lack of an established secondary market. These securities may also be adversely affected by new laws or proposed new laws on the high yield market (e.g., tax proposals).

COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet obligations. Description of S&P's Commercial Paper Ratings:

   Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements: long-term senior debt is rated A or better, the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position in the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

                                                                      PROSPECTUS

           May 1, 2002






           ZWEIG

           Phoenix-Zweig
           Government Cash Fund
           Class M Shares






















                                                  Neither the Securities and
                                                  Exchange Commission nor any
                                                  state securities commission
                                                  has approved or disapproved of
                                                  these securities or determined
                                                  if this prospectus is truthful
                                                  or complete. Any
                                                  representation to the contrary
                                                  is a criminal offense.

                                                  This prospectus contains
                                                  important information that you
                                                  should know before investing
                                                  in the Phoenix-Zweig
[LOGO] Phoenix                                    Government Cash Fund Class M
       Investment Partners, Ltd.                  Shares. Please read it
                                                  carefully and retain it for
       A member of The Phoenix Companies, Inc.    future reference.

           PHOENIX-ZWEIG GOVERNMENT CASH FUND
           CLASS M SHARES
           -------------------------------------------------------------------

           TABLE OF CONTENTS

           Investment Risk and Return Summary............................    1

           Fund Expenses.................................................    4

           Management of the Fund........................................    5

           Pricing of Fund Shares........................................    6

           How to Buy Shares.............................................    7

           How to Sell Shares............................................    9

           Things You Should Know When Selling Shares....................    9

           Account Policies..............................................   11

           Investor Services.............................................   11

           Distributions and Taxes.......................................   12

           Financial Highlights..........................................   13

PHOENIX-ZWEIG GOVERNMENT CASH FUND
--------------------------------------------------------------------------------


THIS PROSPECTUS DESCRIBES CLASS M SHARES OF PHOENIX-ZWEIG GOVERNMENT CASH FUND. Refer to the Phoenix-Zweig Trust Prospectus for information on Class A Shares, Class B Shares, Class C Shares or Class I Shares.



INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Zweig Government Cash Fund (the "fund"), one of six different funds, or series, of Phoenix-Zweig Trust (the "Trust"), has an investment objective of seeking high current income consistent with maintaining liquidity and preserving capital. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

>        The fund seeks to maintain a stable $1.00 per share price.

>        The fund invests exclusively in the following instruments:

         o short-term securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities; and

         o  repurchase agreements collateralized by such securities.

         U.S. Government securities are considered to be of the highest credit quality, yet the primary consideration in choosing among these securities is managing risk related to changes in interest rate levels.

> Money market instruments selected for investment have remaining maturities of less than 397 days and have an average weighted portfolio maturity of not greater than 90 days.




                                            Phoenix-Zweig Government Cash Fund 1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the adviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. A security's short-term investment rating may decline, increasing the chances that the issuer will be unable to make such payments when due. This may reduce the fund's stream of income and decrease the fund's yield.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall.

REPURCHASE AGREEMENTS


The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.


U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield.


2 Phoenix-Zweig Government Cash Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Government Cash Fund. The bar chart shows changes in the fund's Class M Shares performance from year to year over a 10-year period.1 The table shows the fund's average annual returns over the life of the fund. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR           ANNUAL RETURN (%)
     1992                     3.4
     1993                     2.9
     1994                     3.7
     1995                     5.3
     1996                     5.1
     1997                     5.2
     1998                     5.2
     1999                     4.8
     2000                     6.0
     2001                     3.7


(1) During the 10-year period shown in the chart above, the highest return for a quarter was 1.54% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.57% (quarter ending December 31, 2001). Year-to-date performance (through March 31, 2002) was 0.39%.

------------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns               One Year         Five Years        Ten Years        Life of the
   (for the periods ending 12/31/01)(1)                                                             Fund(2)
------------------------------------------------------------------------------------------------------------------
   Class M Shares(3)                           3.74%             4.96%             4.51%             6.14%
------------------------------------------------------------------------------------------------------------------
   Class A Shares                              3.50%             4.72%              --               4.70%
------------------------------------------------------------------------------------------------------------------
   Class B Shares                             -1.19%             3.83%              --               3.87%
------------------------------------------------------------------------------------------------------------------
   Class C Shares                              3.50%             4.72%              --               4.70%
------------------------------------------------------------------------------------------------------------------
   Class I Shares                              3.80%             5.03%              --               5.02%
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class A Shares and Class C Shares since May 1, 1994, Class B Shares since April 8, 1996, and Class I Shares since November 1, 1996.


(3) Phoenix/Zweig Advisers LLC assumed responsibility for managing the fund on September 1, 1989.


The fund's 7-day yield on December 31, 2001 was 1.91% for Class M Shares, 1.76% for Class A Shares, 0.97% for Class B Shares, 1.67% for Class C Shares and 1.97% for Class I Shares.



                                            Phoenix-Zweig Government Cash Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                      CLASS M     CLASS A     CLASS B     CLASS C      CLASS I
                                                      SHARES       SHARES      SHARES      SHARES      SHARES
                                                      ------       ------      ------      ------      ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                    None         None        None        None        None

Maximum Deferred Sales Charge (load) (as a             None         None       5%(b)      1.25%(c)      None
percentage of the lesser of the value redeemed or
the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                              None         None        None        None        None

Redemption Fee                                         None         None        None        None        None

Exchange Fee                                           None         None        None        None        None
                                                   ---------------------------------------------------------------

                                                      CLASS M     CLASS A     CLASS B     CLASS C      CLASS I
                                                      SHARES       SHARES      SHARES      SHARES      SHARES
                                                      ------       ------      ------      ------      ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                        0.50%       0.50%       0.50%       0.50%        0.50%

Distribution and Service (12b-1) Fees(d)               0.06%       0.30%       1.00%       0.30%        None

Other Expenses                                         0.15%       0.73%       0.57%       0.84%        0.66%
                                                       ----        ----        ----        ----         ----

TOTAL ANNUAL FUND OPERATING EXPENSES(a)                0.71%       1.53%       2.07%       1.64%        1.16%
                                                       ====        ====        ====        ====         ====


(a) The adviser has agreed to reimburse through April 30, 2003 the Phoenix-Zweig Government Cash Fund's expenses (excluding taxes, interest, brokerage commissions, Rule 12b-1 fees and extraordinary expenses) to the extent that such expenses exceed 0.45% for each class of shares. Prior to September 10, 2001, the adviser had reimbursed expenses (excluding taxes, interest, brokerage commissions, Rule 12b-1 fees and extraordinary expenses) to the extent such expenses exceeded 0.35% for each class of shares. The Total Annual Fund Operating Expenses after expense reimbursement were 0.44% for Class M Shares, 0.68% for Class A Shares, 1.38% for Class B Shares, 0.68% for Class C Shares and 0.38% for Class I Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.


(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


4 Phoenix-Zweig Government Cash Fund

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class M                      $73                   $227                   $395                  $883
-----------------------------------------------------------------------------------------------------------------
   Class A                      $156                  $483                   $834                 $1,824
-----------------------------------------------------------------------------------------------------------------
   Class B                      $612                  $949                  $1,214                $2,198
-----------------------------------------------------------------------------------------------------------------
   Class C                      $292                  $517                   $892                 $1,944
-----------------------------------------------------------------------------------------------------------------
   Class I                      $118                  $368                   $638                 $1,409

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $210                  $649                  $1,114                $2,198
-----------------------------------------------------------------------------------------------------------------

   Class C                      $167                  $517                   $892                 $1,944

-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS

Phoenix/Zweig Advisers LLC ("Phoenix/Zweig") (formerly Zweig/Glaser Advisers
LLC) is the investment adviser for the fund and is located at 900 Third Avenue, New York, NY 10022. As of March 31, 2002, Phoenix/Zweig was managing six funds with net assets of



                                            Phoenix-Zweig Government Cash Fund 5
approximately $792.8 million and acting as adviser to two closed-end funds with more than $1 billion in assets. Phoenix/Zweig has been managing funds since 1986.

Phoenix/Zweig is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP") located at 56 Prospect Street, Hartford, CT 06115. PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. and has served investors for over 70 years. As of March 31, 2002, PXP had over $60.7 billion in assets under management.


Subject to the direction of the Trust's Board of Trustees, Phoenix/Zweig is responsible for managing the fund's investment program, selecting specific securities for the fund, and maintaining the general operations of the fund. Phoenix/Zweig manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix/Zweig a monthly investment management fee that is accrued daily against the value of the fund's net assets at the annual rate of 0.50%.


Zweig Consulting LLC ("Zweig Consulting"), acts as the investment subadviser for all the funds of the Phoenix-Zweig Trust and is located at 900 Third Avenue, New York, NY 10022. Dr. Martin E. Zweig serves as President of Zweig Consulting and as President of the Trust. Phoenix/Zweig pays Zweig Consulting a subadvisory fee of approximately $2,500,000 per annum allocated monthly for acting as subadviser to all of the funds of the Phoenix-Zweig Trust and the Phoenix-Euclid Funds.

During the fund's last fiscal year, the fund paid total management fees of $1,261,759.

The adviser has voluntarily agreed to assume operating expenses of the fund (excluding interest, taxes, brokerage commissions, 12b-1 fees, and extraordinary expenses) until April 30, 2003 to the extent that such expenses exceed 0.45% of the average annual net assets of the fund.


PORTFOLIO MANAGEMENT


Beth Abraham has served as Portfolio Manager for the fund and as an Assistant Vice President of the Trust since 1995. Ms. Abraham's experience includes consulting to the mutual fund industry and acting as a Senior Compliance Examiner in the New York Regional Office of the Securities and Exchange Commission.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

The fund attempts to maintain a stable share price of $1.00. In determining the fund's net asset value, the fund utilizes the amortized cost method of valuing its investments whereby


6 Phoenix-Zweig Government Cash Fund
investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium. In general, the net asset value is calculated by:

         o  adding the values of all investments and other assets of the fund,

         o  subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of the fund is determined as of 2:00 PM eastern time on each day the NYSE is open for trading.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to 2:00 PM eastern time will be executed based on the net asset value as of 2:00 PM eastern time. Those received after 2:00 PM eastern time, will be executed based on the net asset value as of 2:00 PM eastern time on the next business day.

HOW TO BUY SHARES
--------------------------------------------------------------------------------


The fund presently offers five classes of shares. Each class of shares has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


THIS PROSPECTUS DESCRIBES ONLY CLASS M SHARES OF PHOENIX-ZWEIG GOVERNMENT CASH FUND. Other classes of shares are described in a separate prospectus.

Class M Shares of the fund are sold at net asset value without a sales charge.


                                            Phoenix-Zweig Government Cash Fund 7

Minimum INITIAL investments:

         o  $10,000.

         o $1,000 for service organizations whose clients have made aggregate minimum purchases of $1,000,000.

Minimum ADDITIONAL investments:

         o  There is no minimum for additional investments.


 The fund reserves the right to refuse a purchase order for any reason.


Purchase orders received by the transfer agent by 2:00 PM eastern time become effective and earn dividends that day, provided that payment is received in Federal funds by 4:00 PM eastern time. Purchase orders received by the transfer agent after 2:00 PM eastern time will begin to accrue dividends on the next business day.


THESE MINIMUMS DO NOT APPLY TO CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, OR CLASS I SHARES.


 ----------------------------------- ----------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
                                     (CLASS M SHARES ONLY)
 ----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
 ----------------------------------- ----------------------------------------------------------------------------
 Through Sweep Programs              Customers of participating securities dealers and banks through which purchases and sales are made with the dealers and banks as agents. Call us at (800) 243-1574.
 ----------------------------------- ----------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, ATTN: Phoenix-Zweig Government Cash
                                     Fund, P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix-Zweig
                                     Government Cash Fund, 66 Brooks Drive, Braintree, MA 02184.
 ----------------------------------- ----------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574.
 ----------------------------------- ----------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     ATTN: Phoenix-Zweig Government Cash Fund, P.O. Box 8301, Boston, MA
                                     02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------


8 Phoenix-Zweig Government Cash Fund

HOW TO SELL SHARES

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees on Class M Shares. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

 ----------------------------------- ----------------------------------------------------------------------------
                                     TO SELL SHARES
                                     (CLASS M SHARES ONLY)
 ----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
 ----------------------------------- ----------------------------------------------------------------------------
 Through Sweep Programs              Call us at (800) 243-1574.
 ----------------------------------- ----------------------------------------------------------------------------
 Through the mail                    Send a letter of instruction, with signature guarantees, and any share certificates (if you hold certificate shares) to: State Street Bank,
                                     ATTN: Phoenix-Zweig Government Cash Fund, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
-----------------------------------------------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn:
                                     Phoenix-Zweig Government Cash Fund, 66 Brooks Drive, Braintree, MA 02184.
                                     Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
 ----------------------------------- ----------------------------------------------------------------------------
 By check                            Call us at (800) 243-1574.
 ----------------------------------- ----------------------------------------------------------------------------
 By telephone                        For sales up to $50,000, requests can be made by calling (800) 243-1574.
 ----------------------------------- ----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial


                                            Phoenix-Zweig Government Cash Fund 9
advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

Send a clear letter of instructions with a signature guarantee and any applicable certificates.

If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

REDEMPTIONS BY CHECK

You may establish a Check Service with State Street Bank and Trust Company. Checks must be in amounts of $500 or more. To obtain redemption checks, complete an application form which can be obtained by calling us at (800) 243-1574. When a check is presented for payment, State Street will redeem full and fractional shares in your account to cover the amount of the check. State Street will not honor a check for less than $500 or for an amount exceeding the value of your account at the time the check is presented. We reserve the right to impose a service charge for check redemptions, stop payment orders and returned checks.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing. The maximum amount that may be redeemed by telephone is $50,000. The Transfer Agent will redeem shares and mail proceeds to shareholders on the same day for telephone redemptions received prior to 2:00 PM eastern time. Those received after 2:00 PM eastern time will be processed the next business day.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


10 Phoenix-Zweig Government Cash Fund

AUTOMATICALLY THROUGH SWEEP PROGRAMS

Customers of participating securities dealers and banks may participate in sweep programs by which an account with the dealer or bank is coordinated with an account in the fund. Purchases and sales are made by the participating securities dealer or bank as agent of their customer. For further information about the sweep program, see the Statement of Additional Information or call us at (800) 243-1574.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

REDEMPTION OF SMALL ACCOUNTS


Due to the high cost of maintaining small accounts, if your account balance falls below $10,000 due to your redemption activity, you may receive a notice requesting you to bring the balance up to $10,000 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $10,000.


                                           Phoenix-Zweig Government Cash Fund 11

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The fund declares dividends of all its net investment income and short-term capital gains and losses at 2:00 PM eastern time on each day the NYSE is open for trading. Distributions are reinvested at net asset value on the last business day of each month unless a shareholder elects to receive them in cash.

Distributions of income and short-term capital gains are taxable to shareholders as ordinary income, whether taken in cash or reinvested. (The fund does not expect to realize any long-term capital gains.) All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.





12 Phoenix-Zweig Government Cash Fund

FINANCIAL HIGHLIGHTS

These tables are intended to help you understand the fund's financial performance over a five-year period. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.

                                                                          CLASS M
                                               ------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,

                                                 2001         2000         1999         1998         1997
                                               ---------    ---------   ---------     --------     --------
Net asset value, beginning of period              $1.00        $1.00       $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.04         0.06        0.05         0.05         0.05
                                                  -----        -----       -----        -----        -----
     TOTAL FROM INVESTMENT OPERATIONS              0.04         0.06        0.05         0.05         0.05
                                                  -----        -----       -----        -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.04)       (0.06)      (0.05)       (0.05)       (0.05)
                                                  -----        -----       -----        -----        -----
Change in net asset value                            --           --          --           --           --
                                                  -----        -----       -----        -----        -----
NET ASSET VALUE, END OF PERIOD                    $1.00        $1.00       $1.00        $1.00        $1.00
                                                  =====        =====       =====        =====        =====
Total return                                       3.74%        5.95%       4.77%        5.16%        5.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $247,647     $247,264    $146,314      $75,264      $56,599
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                           0.44%        0.41%       0.41%        0.41%        0.41%
   Net investment income                           3.83%        5.93%       4.71%        5.01%        5.09%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.67%, 0.66%, 0.69% and 0.73% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.



                                           Phoenix-Zweig Government Cash Fund 13

--------------------------------------------------------------------------------

                                                                               CLASS A
                                                    ---------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                        2001        2000         1999         1998         1997
                                                     ---------    --------    ---------     --------     --------
Net asset value, beginning of period                    $1.00       $1.00        $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.04        0.06         0.04         0.05         0.05
                                                        -----       -----        -----        -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                    0.04        0.06         0.04         0.05         0.05
                                                        -----       -----        -----        -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.04)      (0.06)       (0.04)       (0.05)       (0.05)
                                                        -----       -----        -----        -----        -----
Change in net asset value                                  --          --           --           --           --
                                                        -----       -----        -----        -----        -----
NET ASSET VALUE, END OF PERIOD                          $1.00       $1.00        $1.00        $1.00        $1.00
                                                        =====       =====        =====        =====        =====
Total return(1)                                          3.50%       5.70%        4.52%        4.91%        4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $4,319      $4,273       $6,110       $8,290       $2,472
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                 0.68%       0.65%        0.65%        0.65%        0.65%
   Net investment income                                 3.54%       5.62%        4.41%        4.75%        4.85%



                                                                               CLASS B
                                                  ------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                      2001        2000          1999         1998          1997
                                                   ---------    --------     ---------     --------     --------
Net asset value, beginning of period                  $1.00       $1.00         $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.03        0.05          0.04         0.04         0.04
                                                      -----       -----         -----        -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                  0.03        0.05          0.04         0.04         0.04
                                                      -----       -----         -----        -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.03)      (0.05)        (0.04)       (0.04)       (0.04)
                                                      -----       -----         -----        -----        -----
Change in net asset value                                --          --            --           --           --
                                                      -----       -----         -----        -----        -----
NET ASSET VALUE, END OF PERIOD                        $1.00       $1.00         $1.00        $1.00        $1.00
                                                      =====       =====         =====        =====        =====
Total return(1)                                        2.81%       4.98%         3.80%        4.18%        4.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $4,809      $4,661        $4,650       $1,738         $336
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                               1.38%       1.35%         1.35%        1.35%        1.35%
   Net investment income                               2.85%       4.96%         3.80%        3.97%        4.15%


(1) Maximum sales charge is not reflected in total return calculation.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.53%, 1.20%, 1.09%, 1.30% and 1.74% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.07%, 1.99%, 2.51%, 3.70% and 7.49% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.



14 Phoenix-Zweig Government Cash Fund

                                                                               CLASS C
                                                 ------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,

                                                      2001        2000          1999          1998         1997
                                                   ---------    --------      --------     --------     --------
Net asset value, beginning of period                  $1.00       $1.00         $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.04        0.06          0.04         0.05         0.05
                                                      -----       -----         -----        -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                  0.04        0.06          0.04         0.05         0.05
                                                      -----       -----         -----        -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.04)      (0.06)        (0.04)       (0.05)       (0.05)
                                                      -----       -----         -----        -----        -----
Change in net asset value                                --          --            --           --           --
                                                      -----       -----         -----        -----        -----
NET ASSET VALUE, END OF PERIOD                        $1.00       $1.00         $1.00        $1.00        $1.00
                                                      =====       =====         =====        =====        =====
Total return(1)                                        3.50%       5.70%         4.52%        4.91%        4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $3,443      $3,886        $5,982       $6,624       $2,661
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                               0.68%       0.65%         0.65%        0.65%        0.65%
   Net investment income                               3.60%       5.64%         4.43%        4.73%        4.85%



                                                                               CLASS I
                                                  ------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,

                                                      2001        2000          1999         1998         1997
                                                   ---------    --------      --------     --------     --------
Net asset value, beginning of period                  $1.00       $1.00         $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.04        0.06          0.05         0.05         0.05
                                                      -----       -----         -----        -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                  0.04        0.06          0.05         0.05         0.05
                                                      -----       -----         -----        -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.04)      (0.06)        (0.05)       (0.05)       (0.05)
                                                      -----       -----         -----        -----        -----
Change in net asset value                                --          --            --           --           --
                                                      -----       -----         -----        -----        -----
NET ASSET VALUE, END OF PERIOD                        $1.00       $1.00         $1.00        $1.00        $1.00
                                                      =====       =====         =====        =====        =====
Total return(1)                                        3.80%       6.01%         4.83%        5.23%        5.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $2,339      $3,171        $2,146       $2,884         $100
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                               0.38%       0.35%         0.35%        0.35%        0.35%
   Net investment income                               3.80%       5.94%         4.73%        5.15%        5.15%


(1) Maximum sales charge is not reflected in the total return calculation.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.64%, 1.31%, 1.35%, 1.38% and 1.65% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.16%, 1.14%, 0.67%, 1.47% and 0.82% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.



                                           Phoenix-Zweig Government Cash Fund 15

                                                                      ----------
                                                                      PRSRT STD
                                                                      UU Postage
                                                                       P A I D
                                                                        Andrew
                                                                      Associates
                                                                      ----------
PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[LOGO} Phoenix
       Investment Partners, Ltd.

       A member of The Phoenix Companies, Inc.




       For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or www.phoenixinvestments.com.




       ADDITIONAL INFORMATION
       You can find more information about the fund in the following documents:

       ANNUAL AND SEMIANNUAL REPORTS
       Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

       STATEMENT OF ADDITIONAL INFORMATION (SAI)
       The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

       You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting www.phoenixinvestments.com to send an email request.

       Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at http://www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC,Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

       Mutual Fund Services: 1-800-243-1574        Telephone Orders: 1-800-367-5877
       Advisor Consulting Group: 1-800-243-4361    Text Telephone: 1-800-243-1926


















       Investment Company Act File No. 811-04116

       PXP 1197 (5/02)

                                                                     [Version B]

                               PHOENIX-ZWEIG TRUST
                       PHOENIX-ZWEIG GOVERNMENT CASH FUND
                                 CLASS M SHARES

                          900 Third Avenue, 31st Floor
                            New York, New York 10022


                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Zweig Trust, dated May 1, 2002, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                            PAGE


The Trust .................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks ...........................................    2
Performance Information....................................................    2
Performance Comparisons ...................................................    3
Services of the Advisers ..................................................    3
Determination of Net Asset Value ..........................................    5
How to Buy and Sell Shares ................................................    6
Tax Sheltered Retirement Plans ............................................    7
The Distributor and Distributions Plans ...................................    7
Management of the Trust ...................................................    8
Additional Information ....................................................   12


                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-1926
                      Text Telephone (TTY): (800) 243-1926

PXP1203 (5/02)

                                    THE TRUST

   The Trust is an open-end management investment company which was organized in 1984 as a Massachusetts business trust, then reorganized as a Delaware business trust in 1996.

   The Fund's Prospectus describes the investment objectives of the Phoenix-Zweig Government Cash Fund (the "Fund"), and summarizes the investment policies and investment techniques the Fund will employ in seeking to achieve its investment objective. The Funds' investment objectives are fundamental policies of the Funds and may not be changed without the vote of a majority of the outstanding voting securities of the Funds. The following discussion supplements the description of the Fund's investment policies and investment techniques in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. However, these policies may be modified by the Trustees, in their discretion, without shareholder approval, to the extent necessary to facilitate the implementation of a master-feeder structure for any or all of the Funds (i.e., a structure under which a particular Fund acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies).

     The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Government Cash Fund may invest more than 25% of its assets in instruments issued by domestic banks.

     (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

     (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by a SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

     (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

     (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

     (8) Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Fund may utilize the following practices or techniques in pursuing its investment objectives.

REPURCHASE AGREEMENTS

   Repurchase agreements involve purchases of securities by the Fund. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller who also simultaneously agrees to buy back the security at a fixed price and time. This assumes a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. The Fund intends to invest more than 20% of its assets in repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities and only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The Fund's repurchase agreements must be fully backed by collateral (U.S. Government securities) that is marked to market, or priced, each day.

U.S. TREASURY ISSUES

   The Fund may invest in U.S. Treasury issues, such as bills, certificates of indebtedness, notes and bonds, and issues of U.S. Government agencies and instrumentalities which are established under the authority of an act of Congress, such as the Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service. Some of these securities, such as Federal Housing Administration debenture obligations, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Fund will not invest in obligations of the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, or the Inter-American Development Bank, or in FHA or VA pooled mortgages.

                             PERFORMANCE INFORMATION

   From time to time, the Trust determines a current yield and effective yield for each class of shares of the Fund. For a further discussion of how the Trust calculates yield, see "Pricing of Fund Shares" in the Prospectus.

   The effective yield is an annualized yield based on a compounding of the unannualized base period return. The effective yield will be slightly higher than the yield or seven-day current yield because of the compounding effect of the assumed reinvestment.

   These yields are each computed in accordance with a standard method prescribed by the rules of the Commission, by first determining the net change in account value for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized base period return equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

The yields are then calculated as follows:

                           Net Change in Account Value      365
           Current Yield = ---------------------------  X  -----
                             Beginning Account Value         7


                                                        365
           Effective Yield = [(1 + Base Period Return) -----] - 1
                                                         7

   For the seven days ended December 31, 2001, the Fund's current and effective (compounded) yields were 1.91% and 1.93% respectively, for Class M Shares; 1.67% and 1.69%, respectively, for Class A Shares; 0.97% and 0.98%, respectively, for Class B Shares; 1.67% and 1.69%, respectively, for Class C Shares; and 1.97% and 1.99%, respectively, for Class I Shares.

   For the Cash Fund the average annual total return for the one-year and five-year periods, and since inception March 1, 1982 through December 31, 2001 for Class M Shares was 3.74%, 4.96% and 6.14%, respectively. The average annual total return for the one-year and five-year periods, and since inception May 1, 1994 through December 31, 2001 for Class A Shares was 3.50%, 4.72% and 4.70% and for Class C Shares was 3.50%, 5.03% and 5.02%, respectively. For Class B Shares the average annual total return for the one-year and five-year periods, and since inception April 8, 1996 through December 31, 2001 was -1.19%, 3.83% and 3.87%.


   Yield is a function of portfolio quality and composition, portfolio maturity and operating expenses. Yields fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments or other investment companies that may use a different method of calculating yield.


   The investment results of the Class M Shares, Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class or the Fund's expenses, realized or unrealized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.


                             PERFORMANCE COMPARISONS


   The Trust, a Fund or class of a Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, the Trust or a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.


                            SERVICES OF THE ADVISERS


   Phoenix/Zweig Advisers LLC ("Phoenix/Zweig") (formerly Zweig/Glaser Advisers
LLC) is the investment adviser to the Fund and is located at 900 Third Avenue, New York, NY 10022. As of March 31, 2002, Phoenix/Zweig was managing six funds with net assets of approximately $792.8 million and two closed-end funds with assets in excess of $1 billion. Phoenix/Zweig has been managing funds since September 1989.

   Phoenix/Zweig is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 56 Prospect St., Hartford, CT 06115. PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") and has served investors for over 70 years. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX's primary place of business is One American Row, Hartford, CT 06115. As of March 31, 2002, PXP had approximately $60.7 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco, Phoenix/Zweig in New York; Walnut Asset Management, LLC in Philadelphia; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL, and Scotts Valley, CA, respectively.


   Overall responsibility for the management and supervision of the Trust and the Fund rests with the Trustees of the Phoenix-Zweig Trust (the "Trustees"). Phoenix/Zweig's services under its Management Agreement are subject to the direction of the Trustees.

   The Management Agreement will continue in effect for two years if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. The Management Agreement was last approved by the Trustees on January 12, 1999 and by the shareholders on February 25, 1999.

   The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.

   Pursuant to the Management Agreement, the Adviser: (a) supervises and assists in the management of the assets of the Fund, furnishes the Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's General Counsel; (c) makes investment decisions for the Trust; (d) ensures that investments follow the investment objective, strategies, and policies of the Fund and comply with government regulations; (e) selects brokers and dealers to execute transactions for the Fund; and (f) furnishes office facilities, personnel necessary to provide advisory services to the Fund, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates.

   The Fund's Subadviser is Zweig Consulting, LLC ("Zweig"). Its principal offices are located at 900 Third Ave., New York, NY 10022. Zweig's services under the Servicing Agreement are subject to the direction of both the Trustees and Phoenix/Zweig. Under a Servicing Agreement with Phoenix/Zweig, Zweig's duties to the Fund include promoting the interests of the Trust and research and analysis.

   In managing the assets of the Fund, the Adviser furnishes continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Fund and what securities shall be held or sold by the Fund. The Subadviser provides information that assists the Adviser in determining dollar-weighted average portfolio maturity. Both the Subadviser and Adviser are subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Adviser places order for the investment and reinvestment of the Fund's assets.

   The Trust pays the Adviser for its services pursuant to the Management Agreement a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund.


   For services to the Fund during the fiscal years ended December 31, 1999, 2000 and 2001, the Adviser received fees of $827,398 and $1,068,090 and $1,261,759, respectively.

   The Adviser has voluntarily undertaken to limit the expenses of the Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 2003 to 0.45% of its average daily net assets. During the years ended December 31, 1999, 2000 and 2001, the Adviser's reimbursements to the Fund aggregated $489,015, $625,822 and $756,809 respectively. The Adviser reserves the right to discontinue this policy at any time after April 30, 2003.


   The Adviser may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Trust. The Distributor or its affiliates may provide the Adviser (without charge to the Trust) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to certain assets of the Trust.

   The Trust, its Adviser and Subadviser, and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENT

   The Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory arrangements. In approving the agreement, the Board primarily considered the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Fund, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning performance of the adviser.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the profitability of the adviser and its affiliates based upon the terms of the advisory agreement and relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its peer group. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the adviser and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each class of shares is determined as of 2:00 p.m. eastern time and as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 PM eastern time) on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The Board of Trustees ("the Board") has determined that it is in the best interests of the Fund and its shareholders to seek to maintain a stable net asset value per share, and that the appropriate method for valuing portfolio securities is the amortized cost method, provided that such method continues to fairly reflect the market-based net asset value per share. The Board shall continuously review this method of valuation and make changes that may be necessary to assure that the Fund's instruments are valued at their fair value as determined by the Board in good faith.

   The Board has determined that the Fund will comply with the conditions of Rule 2a-7 under the Act regarding the amortized cost method of valuing portfolio securities. Under Rule 2a-7, the Board is obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share of the Fund for purposes of distribution and redemption, at $1.00 per share. These procedures include periodically monitoring, as the Board deems appropriate, at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon available indications of market value. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the amortized cost value and the market value per share. The Board will take such steps as it considers appropriate (e.g., redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends, or utilizing a net asset value per share determined by using market quotations) to minimize any material dilution or other unfair results that might arise from differences between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon market value.

   Rule 2a-7 requires that a dollar-weighted average portfolio maturity of not more than 90 days, appropriate to the objective of maintaining a stable net asset value of $1.00 per share, be maintained, and precludes the purchase of any instrument with a remaining time to maturity of more than 397 calendar days. However, the underlying securities used as collateral for repurchase agreements are not subject to these restrictions, because a repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is deemed to occur. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in a manner that will reduce such average maturity to 90 days or less as soon as reasonably practicable. Rule 2a-7 also requires the Fund to limit its investments to instruments that the Board determines present minimal credit risks and that have been given one of the two highest rating categories by nationally recognized statistical rating organizations, or, in the case of instruments that are not so rated, are of comparable quality as determined under procedures established by the Board.

   It is the normal practice of the Fund to hold portfolio securities to maturity and realize their par values, unless a prior sale or other disposition thereof is mandated by redemption requirements or other extraordinary circumstances. A debt security held to maturity is redeemable by its issuer at its principal amount plus accrued interest. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund (computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above) may tend to be higher than a similar computation made by utilizing a method of valuation based upon market prices and estimates. The Fund may, to a limited extent, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if the Adviser believes such disposition advisable, or necessary to generate cash to satisfy redemptions. In such cases, the Fund may realize a gain or loss.

   Class M Shares are entitled to dividends as declared by the Board and, on liquidation of the Fund, are entitled to receive their share of the net assets of the Fund. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

                           HOW TO BUY AND SELL SHARES

   Reference is made to the materials in the Prospectus under the headings "How to Buy Shares" and "How to Redeem Shares," which describe the methods of purchase and redemption of Fund shares. The following is additional information related to certain of those methods. Class M Shares are not exchangeable with any of the Phoenix-Zweig Funds or any other Affiliated Phoenix Fund.

SWEEP PROGRAMS

   Class M Shares of the Fund may be purchased through certain participating securities dealers and/or banks (Institutions) which have established sweep programs under which cash in their customers' accounts may be automatically invested in the Fund. The customers' rights under these programs are governed by the provisions of the particular Institution's program and the details of the programs vary. The description below, while generally followed, should be considered as illustrative of how such programs work, but may not be true of a particular program.

   Typically, in these programs each participating customer, pursuant to an agreement executed with a particular Institution, becomes the beneficial owner of specific shares of the Fund which may be purchased, redeemed and held by the Institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The participating Institution holds shares registered in its name, as agent for the customer, on the books of the Fund. A statement regarding the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer normally are available to the customer promptly upon request. In addition, each customer is sent proxies, periodic reports and other information from the Trust with regard to the shares. The customer's shares are fully assignable and may be encumbered by the customer. The sweep agreement can be terminated by the customer at any time, without affecting beneficial ownership of the shares. In order to obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum is not maintained. In general, the automatic investment in shares of the Fund occurs on the same day that withdrawals are made from the customer's account by the participating Institution, but there may be a greater time lag between the removal of funds from an account and their investment in shares of the Fund. Depending on the particular program of the participating Institution, the customer may or may not earn interest on the funds being swept during this lag.

   All agreements which relate to the service are with the participating Institution. Neither the Distributor nor the Fund is a party to any of those agreements and no part of the compensation received by the participating Institution flows to the Fund or to the Distributor or to any of their affiliates either directly or indirectly. Information concerning those programs and any related charges or fees is provided by the particular Institution prior to purchases of the Class M Shares. Any fees charged by a participating Institution effectively reduces the Fund's yield for those customers.

   If a participating bank were prohibited from offering the sweep program, it is expected that customers of the participating bank who seek to invest in the Fund would have to purchase and redeem shares directly through the Fund's transfer agent, State Street Bank and Trust Company.

CHECK SERVICE

   An investor may request in writing that the Fund establish a check service ("Check Service") with Equity Planning as agent to draw against the investor's Fund account. Upon receipt of such request, the Fund will provide checks ("Checks"). Checks may be made payable to the order of anyone in an amount of $500 or more. Class M Shares held under retirement plans or IRAs are not eligible for the Check Service. The Check Service is subject to Equity Planning's customary rules and regulations governing checking accounts, and the Fund and Equity Planning each reserve the right to change or suspend the Check Service. The Check Service may be discontinued at any time or for any investor. The Check Service does not create a checking or other bank account relationship between the shareholder and Equity Planning or the Fund.

   When a Check is presented to Equity Planning for payment, through normal banking channels, Equity Planning, as the investor's agent, causes the Fund to redeem at the net asset value a sufficient number of full and fractional Class M Shares to cover the amount of the Check. If there is an insufficient number of shares in your account, the Check is marked insufficient funds and is returned unpaid to the presenting bank. Checks will only clear Equity Planning if drawn against funds which have been invested for at least 15 days, except for wire investments. Cancelled (paid) Checks are returned to you; however, this practice may be discontinued in the future or a charge for such service may be imposed. By requesting the Check Service, you agree to indemnify and hold harmless Equity Planning, the Fund, and any of their agents from any liability for honoring Checks or for effecting or facilitating redemptions pursuant to the Check Service or for returning Checks which have not been accepted. The Check Service enables you to receive the daily dividends declared on the shares to be redeemed until the day that the Check is presented to Equity Planning for payment. Since the aggregate amount in your account changes each day because of the daily dividend, you should not attempt to withdraw the full amount in your account by using the Check Service.

   The Fund reserves the right in its sole discretion to reject any purchase order in whole or in part for any reason that it deems sufficient and to change the minimum investment and subsequent purchases in the Fund.

   No stock certificates will be issued unless specifically requested in writing by an investor. Instead, an account will be established for each investor and all shares purchased or received, including those obtained through reinvestment of distributions, will be registered on the books of the Fund and credited to such account.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-1574 for further information about the plans.

                     THE DISTRIBUTOR AND DISTRIBUTION PLANS

   Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor") acts as distributor of the Trust's shares. The Distribution Agreement naming Equity Planning as Distributor was last approved by the Trustees on January 12, 1999.


The Trust has adopted a separate Rule 12b-1 Plan for the Class M Shares (the "Class M Plan"). The Class M Plan provides that the Distributor may enter into Service Agreements with securities dealers, financial institutions, banks, and other industry professionals for distribution, promotion and administration of and/or servicing investors in Class M Shares. Service payments under the Class M Plan are paid in equal amounts by the Fund and the Adviser, or the Fund and the Adviser reimburse the Distributor equally for service payments to a service organization, in an amount not exceeding 0.30% per annum of the average daily net asset value of the Class M Shares. The Class M Plan also provides that the Fund will pay the costs and expenses connected with the printing and distribution of the Fund's prospectuses, shareholder reports, and any promotional material for other than current Fund shareholders, in an amount not to exceed $100,000 per annum. The Trust has also adopted a distribution plan for the Class A Shares and Class C Shares, and for the Class B Shares of the Fund (the "Class A and Class C and Class B Plans"), in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares subject to the Class A and C and Class B Plans pays a service fee at the rate of 0.25% per annum of the daily average net assets of such class and a distribution fee based on average daily net assets at the following rates: for Class A Shares, 0.05% per annum; for Class B Shares, 0.75% per annum, and for Class C Shares, 0.05% per annum.

   A report of the amounts expended under the Class M Plan and the Class A and Class C and Class B Plans (collectively, the "Plans") must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

   The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Independent Trustees or, with respect to any Class of a Series, by vote of a majority of the shares of such Class. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons. If the Plans are terminated (or not renewed) with respect to one or more Classes of shares, they may continue in effect with respect to any Class or Fund as to which they have not been terminated (or have been renewed).

   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above. In making its determination to continue the Plan, the Board considers, among other factors: (1) the Trust's experience under the Plan and the previous Rule 12b-1 Plan for the Class A Shares of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plan and the previous Class A Rule 12b-1 Plan and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon its review, the Board, including each of the Independent Trustees, determined that the continuance of the Plan would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.


   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST


   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS

         The address of each individual, unless otherwise noted, is 900 Third Avenue, 31st Floor, New York, NY 10022. There is no stated term of office for Trustees of the Trust.

                                             INDEPENDENT TRUSTEES

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
                                  LENGTH OF        OVERSEEN BY                     DURING PAST 5 YEARS AND
   NAME, (AGE), AND ADDRESS      TIME SERVED         TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
   ------------------------      -----------         -------                 -----------------------------------
 James Balog (74)              Served since             7          Currently retired.  Director, Transatlantic Holdings,
                               1997.                               Inc. (reinsurance) since 1990. Director, Elan, plc
                                                                   (pharmaceuticals) since 1990. Director, Great West
                                                                   Life and Annuity Insurance Company since 1993.

 Claire B. Benenson (82)       Served since             7          Consultant on Financial Conferences. Trustee, Burnham
                               1989                                Investors Trust (since 1972) (5 portfolios). Vice
                                                                   President, 92nd St. YMYWHA (charitable organization)
                                                                   (since 1999).

 S. Leland Dill (71)           Served since             7          Currently retired.  Trustee, Deutsche Asset Management
 5070 North Ocean Dr.          1986.                               mutual funds (33 portfolios) (1986-present).  Director,
 Singer Island, FL 33404                                           Coutts & Co. Trust Holdings Limited (1991-1999),
                                                                   Coutts & Co. Group (1994-1999) and Coutts & Co.
                                                                   International (USA) (private banking) (1992-2000).

 Donald B. Romans (70)         Served since             7          President, Romans & Company (private investors and
 39 S. Sheridan Road           1989.                               financial consultants) since 1987. Trustee, Burnham
 Lake Forest, IL  60045                                            Investors Trust (5 portfolios).


                               INTERESTED TRUSTEE
                               ------------------

The person listed below is an "interested person" of the Trust, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                    NUMBER OF
                                  NUMBER OF       PORTFOLIOS IN
  NAME, (AGE), ADDRESS AND      PORTFOLIOS IN      FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
         POSITION(S)            LENGTH OF TIME      OVERSEEN BY                      DURING PAST 5 YEARS AND
         WITH TRUST                 SERVED            TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
         ----------                 ------            -------                  -----------------------------------
*Philip R. McLoughlin (55)      Served since            44          Chairman (1997-present), Director (1995-present), Vice
56 Prospect Street              2000.                               Chairman (1995-1997) and Chief Executive Officer
Hartford, CT 06115-0480                                             (1995-present), Phoenix Investment Partners, Ltd.
                                                                    Director, Executive Vice President and Chief Investment
Chairman and Chief Executive                                        Officer, The Phoenix Companies, Inc. (2001-present).
Officer                                                             Director (1994-present) and Executive Vice President,
                                                                    Investments (1988-present), Phoenix Life Insurance
                                                                    Company. Director (1983-present) and Chairman
                                                                    (1995-present), Phoenix Investment Counsel, Inc.
                                                                    Director (1984-present) and President (1990-2000),
                                                                    Phoenix Equity Planning Corporation. Chairman and Chief
                                                                    Executive Officer, Phoenix/Zweig Advisers LLC
                                                                    (1999-present). Director, PXRE Corporation (Delaware)
                                                                    (1985-present), World Trust Fund (1991-present) Phoenix
                                                                    Distribution Holding Company (2001-present) and Phoenix
                                                                    Investment Management Company (2001-present). Director
                                                                    and Executive Vice President, Phoenix Life and Annuity
                                                                    Company (1996-present). Director and Executive Vice
                                                                    President, PHL Variable Insurance Company
                                                                    (1995-present). Director, Phoenix National Trust Company
                                                                    (1996-present). Director and Vice President, PM
                                                                    Holdings, Inc. (1985-present). Director, PHL Associates,
                                                                    Inc. (1995-present). Director (1992-present) and
                                                                    President (1992-1994), WS Griffith Securities, Inc.

* Mr. McLoughlin is an "interested person" by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.



                                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
                                   ------------------------------------------

                                 POSITION(S) HELD
                                  WITH TRUST AND
                                     LENGTH OF                              PRINCIPAL OCCUPATION(S)
   NAME, (AGE) AND ADDRESS          TIME SERVED                               DURING PAST 5 YEARS
   -----------------------          -----------                               -------------------

 Martin E. Zweig (59)          President since 1986.  President of Zweig Consulting LLC (investment management) since
                                                      1999. President of Phoenix-Zweig Trust; Chairman and President, The
                                                      Zweig Total Return Fund, Inc. and The Zweig Fund, Inc.; Managing
                                                      Director of Zweig-DiMenna Associates LLC (investment management)
                                                      since 1995. President, Zweig-DiMenna International Managers, Inc.,
                                                      Zweig-Di Menna Associates, Inc. and Gotham Advisors, Inc. Member
                                                      of the Undergraduate Executive Board of the Wharton School,
                                                      University of Pennsylvania. Trustee, Manhattan Institute.
                                                      Chairman, Zweig/Glaser Advisers LLC and Euclid Advisors LLC (until
                                                      1999).


                                 POSITION(S) HELD
                                  WITH TRUST AND
                                     LENGTH OF                              PRINCIPAL OCCUPATION(S)
   NAME, (AGE) AND ADDRESS          TIME SERVED                               DURING PAST 5 YEARS
   -----------------------          -----------                               -------------------

 Michael E. Haylon (44)        Executive Vice         Director and Executive Vice President; Investments, Phoenix
 56 Prospect Street            President since 1999.  Investment Partners, Ltd. (1995-present). Director (1994-present),
 Hartford, CT 06115-0480                              President (1995-present), Phoenix Investment Counsel, Inc.
                                                      Director, Phoenix Equity Planning Corporation (1995-present).
                                                      Executive Vice President, Phoenix Fund Complex (1993-present).

William R. Moyer (57)          Executive Vice         Executive Vice President and Chief Financial Officer
56 Prospect Street             President since 1999.  (1999-present), Senior Vice President and Chief Financial Officer
Hartford, CT 06115-0480                               (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                      (1998-present), Senior Vice President, Finance (1990-present),
                                                      Chief Financial Officer (1996-present), and Treasurer
                                                      (1998-present), Phoenix Equity Planning Corporation. Director
                                                      (1998-present), Senior Vice President (1990-present), Chief
                                                      Financial Officer (1996-present) and Treasurer (1994-present),
                                                      Phoenix Investment Counsel, Inc. Senior Vice President and Chief
                                                      Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).

 John F. Sharry (51)           Executive Vice         President, Private Client Group (1999-present), Executive Vice
 56 Prospect Street            President since 1999.  President, Retail Division (1997-1999), Phoenix Investment
 Hartford, CT 06115-0480                              Partners, Ltd. President, Private Client Group, Phoenix Equity
                                                      Planning Corporation (2000-present). Executive Vice President,
                                                      Phoenix Fund Complex (1998-present).

 Carlton B. Neel (34)          Senior Vice            First Vice President, Phoenix/Zweig Advisers LLC (since 1996). Vice
                               President since 1996.  President, Zweig Advisors Inc. and Zweig Total Return Advisors,
                                                      Inc. (until 1999).

 Beth Abraham (46)             Vice President since   Assistant  Vice President, Phoenix/Zweig Advisers LLC (since 1995).
                               2001.

 David Dickerson (34)          Vice President since   Vice President, Phoenix/Zweig Advisors LLC and Euclid Advisors LLC
                               2000.                  since 2000. Investment Professional at Phoenix/Zweig Advisers LLC
                                                      since 1993.

 David O'Brien (37)            Vice President since   Vice President, Phoenix/Zweig Advisors LLC and Euclid Advisors LLC
                               2000.                  since 2000. Investment Professional at Phoenix/Zweig Advisors LLC
                                                      since 1998.

 Marc Baltuch (56)             Secretary since 1989.  Director and President, Watermark Securities, Inc. since 1990.
                                                      First Vice President, Chief Compliance Officer and Secretary, PXP
                                                      Securities Corp.  until 1999. First Vice President, Zweig/Glaser
                                                      Advisers LLC and Euclid Advisors LLC (until 1999).

 Nancy G. Curtiss (49)         Treasurer since 1999.  Vice President, Fund Accounting (1994-present) and Treasurer
 56 Prospect Street                                   (1996-present), Phoenix Equity Planning Corporation. Treasurer,
 Hartford, CT 06115-0480                              Phoenix Fund Complex (1994-present).


COMMITTEES OF THE BOARD

   The Board of Trustees has established an Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, its system of internal control, the independent audit process, and the Fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James Balog, Claire B. Benenson, S. Leland Dill and Donald B. Romans. The Committee met twice during the Trust's last fiscal year.

COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended December 31, 2001, the Trustees received the following compensation:

                                                                                         TOTAL
                                                                                      COMPENSATION
                                                                                     FROM TRUST AND
                                                        AGGREGATE                     FUND COMPLEX
                                                      COMPENSATION                     (7 FUNDS)
           NAME                                        FROM TRUST                   PAID TO TRUSTEES
           ----                                        ----------                   ----------------
James Balog                                              $23,000                        $28,000

Claire B. Benenson                                       $23,000                        $28,500

S. Leland Dill                                           $23,000                        $28,500

Philip R. McLoughlin                                       $0                              $0

Donald B. Romans                                         $23,000                        $28,500

TRUSTEE OWNERSHIP OF SECURITIES

     Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.

                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                   TRUSTEE OWNERSHIP IN ALL FUNDS OVERSEEN
                                                DOLLAR RANGE OF EQUITY                       BY TRUSTEE IN FAMILY
          NAME OF TRUSTEE                       SECURITIES IN THE FUND                     OF INVESTMENT COMPANIES
          ---------------                       ----------------------                     -----------------------
James Balog                           None                                                    $50,001 - $100,000

Claire B. Benenson                    Appreciation Fund - $10,001 - $50,000                   $10,001 - $50,000
                                      Strategy Fund - $10,001 - $50,000

S. Leland Dill                        Government Cash Fund - $10,001 - $50,000                $10,001 - $50,000

Philip R. McLoughlin                  None                                                      Over $100,000

Donald B. Romans                      Appreciation Fund - Over $100,000                         Over $100,000
                                      Government Cash Fund - $1 - $10,000
                                      Managed Assets - Over $100,000 Strategy
                                      Fund - $50,001 - $100,000

   At April 1, 2002, except for Dr. Martin E. Zweig, the Trustees and officers as a group owned less than 1% of any Class of any Fund of the Trust.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of April 1, 2002 with respect to each person who beneficially or of record owns 5% or more of any class of the Fund's equity securities.

NAME OF SHAREHOLDER                        FUND AND CLASS                     PERCENT OF THE CLASS       NUMBER OF SHARES
-------------------                        --------------                     --------------------       ----------------
Dean Witter for the Benefit of             Government Cash Fund                       6.44%                 191,292.360
Stephen J. Weddel, M.D., TTEE              Class C
FBO Stephen J. Weddel, M.D.,
Box 250 Church Street Station
New York, NY  10008-0250


NAME OF SHAREHOLDER                        FUND AND CLASS                     PERCENT OF THE CLASS       NUMBER OF SHARES
-------------------                        --------------                     --------------------       ----------------

Hare & Co.                                 Government Cash Fund                                           40,045,661.050
Bank of New York
Attn. Stif/Master Note
1 Wall Street, Fl. 2
New York, NY 10005-2501

Edward D. Jones and CO F/A/O               Government Cash Fund                       6.94%                 205,933.750
Detrek Engineering Inc.                    Class C
Retirement Plan
P.O. Box 2500
Maryland Heights, MO 63043-8500

Salomon Smith Barney Inc.                  Government Cash Fund                       9.25%                 392,668.260
333 West 34th Street - 3rd Fl.             Class B
New York, NY  10001

Prudential Securities, Inc. FBO            Government Cash Fund                       5.95%                 176,685.720
Stanley E. Coleby                          Class C
Sharon A. Coleby  JTWROS
2432 Briar Creek Circle
Salt Lake City, UT 84117-4575

State Street Bank & Trust                  Government Cash Fund                      10.68%                 317,169.700
Cust for the IRA Rollover of               Class C
Rana J. Khan
3722 Augusta Lane
Elkhart, IN 46517-3854

Martin E. Zweig & Jeffrey Perry Ttee       Government Fund                           18.52%                 77,553.981
Zweig-DiMenna Associates, Inc.             Class I
Retirement Trust MPP
Attn. Michael Link
900 Third Avenue, Fl. 31
New York, NY 10022-4728

Martin Zweig Ttee                          Government Cash Fund                      48.87%                1,427,444.770
Marty & Barbara Zweig                      Class I
Foundation Inc.
900 Third Avenue, Fl. 31
New York, NY 10022-4728

Martin Zweig                               Government Cash Fund                       6.85%               15,229,382.660
Tax Account                                Class M
900 Third Avenue, Fl. 30
New York, NY 10022-4728

Martin E. Zweig                            Government Cash Fund                       8.06%               17,929,834.380
Personal                                   Class M
C/O Zweig Companies
900 Third Avenue, Fl. 30
New York, NY 10022-4728


                             ADDITIONAL INFORMATION

CAPITAL STOCK

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the

Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT

   The Bank of New York, One Wall Street, New York, New York 10286, serves as custodian of the Trust's assets.

   Phoenix Equity Planning Corporation ("PEPCO"), 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, serves as Transfer Agent for the Fund. PEPCO receives a fee equivalent to $13.50 for each shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents are paid a fee by the Transfer Agent. State Street Bank and Trust Company serves as subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS

   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year, and is available without charge upon request.

FINANCIAL STATEMENTS

   The Financial Statements for the Fund's fiscal year ended December 31, 2001, appearing in the Trust's 2001 Annual Report to Shareholders, are incorporated herein by reference.

Phoenix-Zweig Appreciation Fund

                        INVESTMENTS AT DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                        ------   ------------
COMMON STOCKS--95.8%

AEROSPACE/DEFENSE--0.2%
Alliant Techsystems, Inc.(b) .....................       3,100   $    239,320

AGRICULTURAL PRODUCTS--0.9%
DIMON, Inc. ......................................      64,800        466,560
Fresh Del Monte Produce, Inc.(b) .................      36,600        550,830
Standard Commercial Corp. ........................       6,000         99,000
                                                                 ------------
                                                                    1,116,390
                                                                 ------------
AIR FREIGHT--0.1%
Airborne, Inc. ...................................       8,300        123,089

AIRLINES--0.4%
Atlantic Coast Airlines Holdings, Inc.(b) ........      19,100        444,839

AUTO PARTS & EQUIPMENT--1.0%
Cooper Tire & Rubber Co. .........................      67,600      1,078,896
Keystone Automotive Industries, Inc.(b) ..........      10,200        172,686
                                                                 ------------
                                                                    1,251,582
                                                                 ------------
BANKS (REGIONAL)--4.0%
American Financial Holdings, Inc. ................         600         15,246
BOK Financial Corp.(b) ...........................       5,436        171,288
Boston Private Financial Holdings, Inc. ..........         800         17,656
Centennial Bancorp ...............................       2,000         14,760
Colonial BancGroup, Inc. (The) ...................      55,100        776,359
Community First Bankshares, Inc. .................       8,000        205,520
CVB Financial Corp. ..............................       2,800         65,520
Dime Community Bancshares ........................      10,500        294,630
First BanCorp ....................................       2,800         79,800
First Commonwealth Financial Corp. ...............       2,800         32,256



                                                        SHARES       VALUE
                                                        ------   ------------
BANKS (REGIONAL)--CONTINUED
First Republic Bank(b) ...........................         700   $     16,905
Independence Community Bank Corp. ................      55,400      1,260,904
Independent Bank Corp. ...........................       2,800         60,172
Independent Bank Corp. ...........................       1,680         46,704
Irwin Financial Corp. ............................      14,000        238,000
Pacific Century Financial Corp. ..................       5,700        147,573
Provident Bankshares Corp. .......................       3,300         80,190
R&G Financial Corp. Class B ......................       3,700         63,418
Republic Bancorp, Inc. ...........................      51,370        711,475
Sandy Spring Bancorp, Inc. .......................       1,050         33,453
South Financial Group, Inc. (The) ................       7,500        133,125
Susquehanna Bancshares, Inc. .....................       3,500         72,975
Trust Co. of New Jersey (The) ....................       2,500         63,000
Trustmark Corp. ..................................       2,200         53,306
UCBH Holdings, Inc. ..............................       2,500         71,100
Wintrust Financial Corp. .........................       4,200        128,394
                                                                 ------------
                                                                    4,853,729
                                                                 ------------
BEVERAGES (ALCOHOLIC)--0.2%
Constellation Brands, Inc. Class A ...............       6,100        261,385

BIOTECHNOLOGY--0.4%
Nabi(b) ..........................................      14,500        149,640
SangStat Medical Corp.(b) ........................       6,700        131,588
Techne Corp.(b) ..................................       6,800        250,580
                                                                 ------------
                                                                      531,808
                                                                 ------------
BUILDING MATERIALS--1.1%
Apogee Enterprises, Inc. .........................      57,900        915,978
Elcor Corp. ......................................      14,000        389,060
                                                                 ------------
                                                                    1,305,038

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
CHEMICALS--1.1%
Airgas, Inc.(b) ..................................      88,700   $  1,341,144

CHEMICALS (SPECIALTY)--0.4%
International Speciality Products, Inc.(b) .......       7,200         64,440
RPM, Inc. ........................................      28,000        404,880
                                                                 ------------
                                                                      469,320
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.7%
Inter-Tel, Inc. ..................................       6,100        117,242
SpectraLink Corp.(b) .............................      44,700        765,711
                                                                 ------------
                                                                      882,953
                                                                 ------------
COMPUTERS (PERIPHERALS)--1.1%
MICROS Systems, Inc.(b) ..........................       1,300         32,630
Storage Technology Corp.(b) ......................      39,100        808,197
Western Digital Corp.(b) .........................      73,900        463,353
                                                                 ------------
                                                                    1,304,180
                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--9.7%
Acclaim Entertainment, Inc.(b) ...................      85,500        453,150
Activision, Inc.(b) ..............................      44,300      1,152,243
Ansoft Corp.(b) ..................................      11,300        164,980
ANSYS, Inc(b) ....................................      33,500        825,775
EarthLink, Inc.(b) ...............................      66,300        806,871
EPIQ Systems, Inc.(b) ............................      10,800        208,980
First Consulting Group, Inc.(b) ..................      11,400        178,410
HPL Technologies, Inc.(b) ........................      17,100        305,235
Hyperion Solutions Corp.(b) ......................      12,200        242,292
Kronos, Inc.(b) ..................................      21,200      1,025,656
McAfee.com Corp.(b) ..............................      26,500        898,615
PEC Solutions, Inc.(b) ...........................      22,500        846,225
Perot Systems Corp. Class A(b) ...................       8,400        171,528
QRS Corp.(b) .....................................       1,100         15,510
Renaissance Learning, Inc.(b) ....................      26,400        804,408
SeeBeyond Technology Corp.(b) ....................      91,700        889,490
Syntel, Inc.(b) ..................................       8,700        112,491
Systems & Computer Technology Corp.(b) ...........      18,800        194,392
Tier Technologies, Inc. Class B(b) ...............      32,700        705,012
Verisity Ltd.(b) .................................      24,000        454,800
VitalWorks, Inc.(b) ..............................       8,400         47,460
Websense, Inc.(b) ................................      37,900      1,215,453
                                                                 ------------
                                                                   11,718,976
                                                                 ------------
CONSTRUCTION (CEMENT & AGGREGATES)--0.1%
AMCOL International Corp. ........................      11,000         79,200

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.8%
Action Performance Cos., Inc.(b) .................      25,600        783,616
Fossil, Inc.(b) ..................................       3,200         67,200
Lancaster Colony Corp. ...........................       3,900        138,489
                                                                 ------------
                                                                      989,305
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
CONSUMER FINANCE--0.2%
Cash America International, Inc. .................      14,800   $    125,800
Credit Acceptance Corp.(b) .......................       4,300         38,270
PFF Bancorp, Inc. ................................       3,200         88,320
                                                                 ------------
                                                                      252,390
                                                                 ------------
CONTAINERS & PACKAGING (PAPER)--0.8%
Graphic Packaging International Corp.(b) .........       1,300          6,305
Pactiv Corp.(b) ..................................      42,100        747,275
Playtex Products, Inc.(b) ........................      12,000        117,000
Rock-Tenn Co. Class A ............................       7,700        110,880
                                                                 ------------
                                                                      981,460
                                                                 ------------
CONTAINERS (METAL & GLASS)--0.2%
Owens-Illinois, Inc.(b) ..........................      22,900        228,771

DISTRIBUTORS (FOOD & HEALTH)--3.7%
AmerisourceBergen Corp. ..........................      20,434      1,298,581
D&K Healthcare Resources, Inc. ...................       2,000        113,900
First Horizon Pharmaceutical Corp.(b) ............      19,400        570,166
Nash-Finch Co. ...................................       3,700        115,070
Nu Skin Enterprises, Inc. Class A ................      22,500        196,875
Performance Food Group Co.(b) ....................      17,600        618,992
Priority Healthcare Corp. Class B(b) .............      12,300        432,837
PSS World Medical, Inc.(b) .......................      12,100         98,736
United Natural Foods, Inc.(b) ....................      42,100      1,052,500
                                                                 ------------
                                                                    4,497,657
                                                                 ------------
ELECTRIC COMPANIES--0.3%
Aquila, Inc.(b) ..................................      11,400        194,940
Avista Corp. .....................................       8,200        108,732
                                                                 ------------
                                                                      303,672
                                                                 ------------
ELECTRICAL EQUIPMENT--2.1%
Checkpoint Systems, Inc.(b) ......................      71,600        959,440
FLIR Systems, Inc.(b) ............................       3,000        113,760
Itron, Inc.(b) ...................................      25,300        766,590
Pemstar, Inc.(b) .................................      27,700        332,400
Powell Industries, Inc.(b) .......................       1,300         24,401
Watsco, Inc. .....................................      22,100        313,820
Zomax, Inc.(b) ...................................       2,900         23,171
                                                                 ------------
                                                                    2,533,582
                                                                 ------------
ELECTRONICS (INSTRUMENTATION)--0.8%
Ixia(b) ..........................................      34,800        447,180
MTS Systems Corp. ................................      50,100        506,511
                                                                 ------------
                                                                      953,691
                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--1.5%
ESS Technology, Inc.(b) ..........................      19,400        412,444


                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Genesis Microchip, Inc.(b) .......................      16,400   $  1,084,368
Kopin Corp.(b) ...................................      23,800        333,200
                                                                 ------------
                                                                    1,830,012
                                                                 ------------
ENTERTAINMENT--0.2%
Hollywood Entertainment Corp.(b) .................      10,700        152,903
Pixar, Inc.(b) ...................................       2,400         86,304
                                                                 ------------
                                                                      239,207
                                                                 ------------
EQUIPMENT (SEMICONDUCTORS)--0.3%
Axcelis Technologies, Inc.(b) ....................         200          2,578
Photronics, Inc.(b) ..............................      10,200        319,770
                                                                 ------------
                                                                      322,348
                                                                 ------------
FINANCIAL (DIVERSIFIED)--1.5%
America First Mortgage Investments, Inc. .........       4,500         39,375
American Home Mortgage Holdings, Inc. ............      16,300        197,230
Crown American Realty Trust ......................       8,000         62,400
Doral Financial Corp. ............................      30,300        945,663
DVI, Inc.(b) .....................................         400          6,880
Euronet Worldwide, Inc.(b) .......................       5,300         95,930
Federal Agricultural Mortgage Corp. Class C(b) ...       6,800        275,400
Impac Mortgage Holdings, Inc. ....................       2,800         23,800
Thornburg Mortgage, Inc. .........................       9,000        177,300
Universal Health Realty Income Trust .............         700         16,450
                                                                 ------------
                                                                    1,840,428
                                                                 ------------
FOODS--2.4%
Bunge Ltd. .......................................       2,000         46,560
Charles River Laboratories International, Inc.(b)        7,500        251,100
Del Monte Foods Co.(b) ...........................       4,200         35,742
Dole Food Co., Inc. ..............................       5,800        155,614
Interstate Bakeries Corp. ........................      15,900        384,462
Lance, Inc. ......................................      74,000      1,057,460
Pilgrim's Pride Corp. ............................       9,000        121,950
Sanderson Farms, Inc. ............................       1,200         25,620
Smithfield Foods, Inc.(b) ........................      18,900        416,556
Tyson Foods, Inc. Class A ........................      31,700        366,135
                                                                 ------------
                                                                    2,861,199
                                                                 ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.9%
Alliance Gaming Corp.(b) .........................       7,800        229,242
Aztar Corp.(b) ...................................      13,200        241,560
Boyd Gaming Corp.(b) .............................      26,600        172,900
GTECH Holdings Corp.(b) ..........................       7,200        326,088
Isle of Capri Casinos, Inc.(b) ...................       3,500         46,830
MTR Gaming Group, Inc.(b) ........................      24,700        395,200
Multimedia Games, Inc.(b) ........................       3,500        132,965
Penn National Gaming, Inc.(b) ....................      25,300        767,602
                                                                 ------------
                                                                    2,312,387
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
HARDWARE & TOOLS--0.1%
WD-40 Co. ........................................       4,400   $    117,260

HEALTH CARE (DIVERSIFIED)--0.1%
Sierra Health Services, Inc.(b) ..................      22,200        179,820

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.0%
Axcan Pharma, Inc.(b) ............................       3,300         46,860
Isis Pharmaceuticals, Inc.(b) ....................      10,300        228,557
K-V Pharmaceutical Co. Class A(b) ................       3,500        103,250
Pharmaceutical Resources, Inc.(b) ................      14,100        476,580
SICOR, Inc.(b) ...................................      24,000        376,320
                                                                 ------------
                                                                    1,231,567
                                                                 ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.2%
United Surgical Partners International, Inc.(b) ..       9,600        203,040

HEALTH CARE (LONG TERM CARE)--0.5%
Extendicare, Inc.(b) .............................         100            332
Manor Care, Inc.(b) ..............................      16,700        395,957
Res-Care, Inc.(b) ................................       3,600         31,860
Select Medical Corp.(b) ..........................       8,400        135,072
                                                                 ------------
                                                                      563,221
                                                                 ------------
HEALTH CARE (MANAGED CARE)--1.9%
AmSurg Corp.(b) ..................................       3,200         86,976
Coventry Health Care, Inc.(b) ....................      15,600        311,220
Mid Atlantic Medical Services, Inc.(b) ...........      43,400        985,180
PacifiCare Health Systems, Inc.(b) ...............       7,000        112,000
US Oncology, Inc.(b) .............................     100,700        759,278
                                                                 ------------
                                                                    2,254,654
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.1%
American Medical Systems Holdings, Inc.(b) .......         200          4,138
Cholestech Corp.(b) ..............................       4,800         95,088
Cytyc Corp.(b) ...................................      25,400        662,940
Diagnostic Products Corp. ........................       6,000        263,700
Integra LifeSciences Holdings(b) .................      11,500        302,910
Mentor Corp. .....................................      30,400        868,224
Merit Medical Systems, Inc.(b) ...................       4,500         84,060
Ocular Sciences, Inc.(b) .........................       1,700         39,610
Possis Medical, Inc.(b) ..........................       8,200        142,844
ResMed, Inc.(b) ..................................       4,900        264,208
Respironics, Inc.(b) .............................      12,900        446,856
Schein (Henry), Inc.(b) ..........................      15,300        566,559
STERIS Corp.(b) ..................................      33,400        610,218
Theragenics Corp.(b) .............................      59,900        590,614
                                                                 ------------
                                                                    4,941,969
                                                                 ------------
HEALTH CARE (SPECIALIZED SERVICES)--4.3%
Accredo Health, Inc.(b) ..........................       4,200        166,740
AdvancePCS(b) ....................................      22,800        669,180


                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
HEALTH CARE (SPECIALIZED SERVICES)--CONTINUED
Apria Healthcare Group, Inc.(b) ..................       9,500   $    237,405
Covance, Inc.(b) .................................      35,800        812,660
DaVita, Inc.(b) ..................................      33,000        806,850
Hooper Holmes, Inc. ..............................       5,600         50,120
Kendle International Inc.(b) .....................       9,700        195,552
Omnicare, Inc. ...................................      41,100      1,022,568
Pediatrix Medical Group, Inc.(b) .................       5,300        179,776
Pharmaceutical Product Development, Inc.(b) ......      11,100        358,641
Renal Care Group, Inc.(b) ........................      18,600        597,060
U.S. Physical Therapy, Inc.(b) ...................       2,100         33,936
                                                                 ------------
                                                                    5,130,488
                                                                 ------------
HOMEBUILDING--2.1%
Corrections Corporation of America(b) ............      18,000        334,080
Crossmann Communities, Inc. ......................         900         29,700
Hovnanian Enterprises, Inc. Class A(b) ...........       4,100         87,248
Lennar Corp. .....................................      31,300      1,465,466
M/I Schottenstein Homes, Inc. ....................       3,900        194,103
Newmark Homes Corp. ..............................         100          1,444
Ryland Group, Inc. (The) .........................       6,500        475,800
                                                                 ------------
                                                                    2,587,841
                                                                 ------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.2%
Furniture Brands International, Inc.(b) ..........       6,500        208,130
La-Z-Boy, Inc. ...................................       4,300         93,826
                                                                 ------------
                                                                      301,956
                                                                 ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.1%
Church & Dwight Co., Inc. ........................      25,800        687,054
Dial Corp. (The) .................................      37,800        648,270
                                                                 ------------
                                                                    1,335,324
                                                                 ------------
INSURANCE (LIFE/HEALTH)--0.8%
Protective Life Corp. ............................      20,900        604,637
Scottish Annuity & Life Holdings Ltd. ............       7,100        137,385
StanCorp Financial Group, Inc. ...................       3,600        170,100
                                                                 ------------
                                                                      912,122
                                                                 ------------
INSURANCE (MULTI-LINE)--0.1%
UICI(b) ..........................................         600          8,100
Universal American Financial Corp.(b) ............      20,900        141,911
                                                                 ------------
                                                                      150,011
                                                                 ------------
INSURANCE (PROPERTY-CASUALTY)--0.5%
Fidelity National Financial, Inc. ................      15,650        388,120
First American Corp. .............................       1,300         24,362
Ohio Casualty Corp.(b) ...........................       2,700         43,335
Stewart Information Services Corp.(b) ............       4,500         88,875
                                                                 ------------
                                                                      544,692
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
INSURANCE BROKERS--0.7%
Brown & Brown ....................................      11,500   $    313,950
CorVel Corp.(b) ..................................         700         22,925
MIM Corp.(b) .....................................      29,700        528,660
                                                                 ------------
                                                                      865,535
                                                                 ------------
INVESTMENT BANKING/BROKERAGE--0.1%
Jefferies Group, Inc. ............................       3,000        126,930

IRON & STEEL--1.0%
Walter Industries, Inc. ..........................       4,400         49,764
Worthington Industries, Inc. .....................      85,100      1,208,420
                                                                 ------------
                                                                    1,258,184
                                                                 ------------
LEISURE TIME (PRODUCTS)--0.5%
Direct Focus, Inc.(b) ............................       3,400        106,080
Winnebago Industries, Inc. .......................      12,100        446,974
                                                                 ------------
                                                                      553,054
                                                                 ------------
MACHINERY (DIVERSIFIED)--0.5%
AGCO Corp. .......................................      14,000        220,920
Mestek, Inc.(b) ..................................       2,000         47,300
MSC Industrial Direct Co., Inc. Class A(b) .......      18,700        369,325
                                                                 ------------
                                                                      637,545
                                                                 ------------
MANUFACTURING (DIVERSIFIED)--0.8%
Global Power Equipment Group, Inc.(b) ............      18,300        275,415
Griffon Corp.(b) .................................      41,720        625,800
Myers Industries, Inc. ...........................       1,000         13,650
Yankee Candle Co., Inc. (The)(b) .................       2,900         65,714
                                                                 ------------
                                                                      980,579
                                                                 ------------
MANUFACTURING (SPECIALIZED)--2.2%
Albany International Corp. .......................      10,400        225,680
Donaldson Co., Inc. ..............................      10,400        403,936
Global Imaging Systems, Inc.(b) ..................      24,500        365,785
IKON Office Solutions, Inc. ......................     135,000      1,578,150
Watts Industries, Inc. Class A ...................       4,900         73,500
                                                                 ------------
                                                                    2,647,051
                                                                 ------------
MEDICAL PRODUCTS & SUPPLIES--0.1%
CONMED Corp.(b) ..................................         900         17,964
Endocare, Inc.(b) ................................       7,200        129,096
                                                                 ------------
                                                                      147,060
                                                                 ------------
METAL FABRICATORS--0.1%
General Cable Corp. ..............................       7,300         95,630

METALS MINING--0.1%
Freeport-McMoRan Copper & Gold, Inc. Class B(b) ..       7,400         99,086


                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
OFFICE EQUIPMENT & SUPPLIES--1.1%
HON Industries, Inc. .............................       3,400   $     94,010
New England Business Service, Inc. ...............       1,500         28,725
Reynolds & Reynolds Co. (The) Class A ............      41,600      1,008,800
Wallace Computer Services, Inc. ..................      10,400        197,496
                                                                 ------------
                                                                    1,329,031
                                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--1.7%
CARBO Ceramics, Inc. .............................       8,600        336,776
Oceaneering International, Inc.(b) ...............      33,700        745,444
Offshore Logistics, Inc.(b) ......................      40,600        721,056
TETRA Technologies, Inc.(b) ......................      12,400        259,780
                                                                 ------------
                                                                    2,063,056
                                                                 ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
Berry Petroleum Co. Class A ......................       5,200         81,640
Ultra Petroleum Corp.(b) .........................       3,000         18,270
                                                                 ------------
                                                                       99,910
                                                                 ------------
OIL (INTERNATIONAL INTEGRATED)--0.5%
Frontier Oil Corp. ...............................      15,600        259,584
Holly Corp. ......................................       7,500        144,375
Tesoro Petroleum Corp.(b) ........................      16,500        216,315
                                                                 ------------
                                                                      620,274
                                                                 ------------
PAPER & FOREST PRODUCTS--0.2%
American Woodmark Corp. ..........................         500         26,875
Longview Fibre Co. ...............................       9,200        108,652
Wausau-Mosinee Paper Corp. .......................       7,300         88,330
                                                                 ------------
                                                                      223,857
                                                                 ------------
PERSONAL CARE--0.8%
Nature's Sunshine Products, Inc. .................       1,900         22,306
NBTY, Inc.(b) ....................................      80,200        938,340
                                                                 ------------
                                                                      960,646
                                                                 ------------
RAILROADS--0.3%
RailAmerica, Inc.(b) .............................      23,900        345,594

REITS--1.1%
Annaly Mortgage Management, Inc. .................      43,500        696,000
Developers Diversified Realty Corp. ..............       7,000        133,700
Mid-Atlantic Realty Trust ........................       1,600         24,880
Storage USA, Inc. ................................       4,700        197,870
United Dominion Realty Trust, Inc. ...............      19,600        282,240
                                                                 ------------
                                                                    1,334,690
                                                                 ------------

RESTAURANTS--5.0%
AFC Enterprises, Inc.(b) .........................       8,500        241,315
Applebee's International, Inc. ...................       6,400        218,880

                                                        SHARES       VALUE
                                                        ------   ------------
RESTAURANTS--CONTINUED
Bob Evans Farms, Inc. ............................      29,100   $    714,987
Brinker International, Inc.(b) ...................          50          1,488
CBRL Group, Inc. .................................      43,400      1,277,696
CEC Entertainment, Inc.(b) .......................       5,600        242,984
IHOP Corp.(b) ....................................       1,800         52,740
Landry's Restaurants, Inc. .......................      38,400        716,160
Papa John's International, Inc.(b) ...............      13,000        357,240
Ruby Tuesday, Inc. ...............................      62,100      1,281,123
Ryan's Family Steak Houses, Inc.(b) ..............      36,500        790,225
Steak n Shake Co. (The)(b) .......................       6,900         76,176
                                                                 ------------
                                                                    5,971,014
                                                                 ------------
RETAIL (BUILDING SUPPLIES)--0.1%
Tractor Supply Co.(b) ............................       3,700        126,096

RETAIL (DISCOUNTERS)--1.1%
99 Cents Only Stores(b) ..........................       3,000        114,300
Fred's, Inc. .....................................      22,550        923,648
Ross Stores, Inc. ................................       4,000        128,320
Tuesday Morning Corp.(b) .........................       5,700        103,113
                                                                 ------------
                                                                    1,269,381
                                                                 ------------
RETAIL (DRUG STORES)--0.8%
Caremark Rx, Inc.(b) .............................      59,400        968,814

RETAIL (FOOD CHAINS)--0.6%
7-Eleven, Inc.(b) ................................      20,500        240,055
Great Atlantic & Pacific Tea Co., Inc. (The)(b) ..       5,200        123,656
Ruddick Corp. ....................................      21,600        345,384
                                                                 ------------
                                                                      709,095
                                                                 ------------
RETAIL (HOME SHOPPING)--1.2%
Alloy, Inc.(b) ...................................      54,600      1,175,538
Global Sports, Inc.(b) ...........................       3,800         75,810
Lands' End, Inc.(b) ..............................       3,400        170,544
PC Connection, Inc.(b) ...........................       2,200         32,626
                                                                 ------------
                                                                    1,454,518
                                                                 ------------
RETAIL (SPECIALTY)--5.8%
1-800-Flowers.Com, Inc.(b) .......................      46,700        728,520
Casey's General Stores, Inc. .....................       1,900         28,310
Circuit City Stores, Inc. - CarMax Group(b) ......      44,200      1,005,108
Finish Line, Inc. (The) Class A(b) ...............      19,700        301,213
Galyan's Trading Co.(b) ..........................       9,900        140,976
Group 1 Automotive, Inc.(b) ......................      22,400        638,624
Guitar Center, Inc.(b) ...........................       4,500         61,380
Hancock Fabrics, Inc.(b) .........................       5,800         76,270
Haverty Furniture Cos., Inc. .....................       1,700         28,135
Lithia Motors, Inc.(b) ...........................      11,300        233,910
Michaels Stores, Inc.(b) .........................       7,800        257,010


                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
RETAIL (SPECIALTY)--CONTINUED
O'Reilly Automotive, Inc.(b) .....................      31,400   $  1,145,158
Pep Boys-Manny, Moe & Jack (The) .................      23,300        399,595
PETsMART, Inc.(b) ................................     157,400      1,548,816
Pier 1 Imports, Inc. .............................      11,500        199,410
United Auto Group, Inc.(b) .......................       3,800         98,078
West Marine, Inc.(b) .............................       6,800         99,892
                                                                 ------------
                                                                    6,990,405
                                                                 ------------
RETAIL (SPECIALTY-APPAREL)--0.5%
Chico's FAS, Inc.(b) .............................       4,200        166,740
Wet Seal, Inc. (The) Class A(b) ..................       3,050         71,827
Too, Inc.(b) .....................................       8,300        228,250
Urban Outfitters, Inc.(b) ........................       6,800        164,016
                                                                 ------------
                                                                      630,833
                                                                 ------------
SAVINGS & LOAN COMPANIES--3.6%
Anchor BanCorp Wisconsin, Inc. ...................       1,300         23,062
Bank Mutual Corp. ................................         700         10,696
BankAtlantic Bancorp, Inc. Class A ...............      55,400        508,572
BankUnited Financial Corp. Class A(b) ............       9,200        136,620
Capitol Federal Financial ........................      15,500        323,020
CFS Bancorp, Inc. ................................       9,300        133,455
Fidelity Bankshares, Inc. ........................       1,000         15,970
First Essex Bancorp, Inc. ........................         500         14,090
First Federal Capital Corp. ......................       1,600         25,120
First Niagara Financial Group, Inc. ..............         700         11,781
First Sentinel Bancorp, Inc. .....................      10,700        133,964
Flagstar Bancorp, Inc. ...........................      15,450        311,008
Flushing Financial Corp. .........................      12,000        213,600
MB Financial, Inc.(b) ............................         800         21,752
Net.B@nk, Inc.(b) ................................       9,800        102,704
Northwest Bancorp, Inc. ..........................       3,000         34,320
OceanFirst Financial Corp. .......................       4,200        101,472
Seacoast Financial Services Corp. ................      33,000        565,950
St. Francis Capital Corp. ........................         200          4,626
Staten Island Bancorp, Inc. ......................      87,600      1,428,756
Troy Financial Corp. .............................         600         14,880
United Community Financial Corp. .................         800          5,760
Washington Federal, Inc. .........................       4,400        113,432
Waypoint Financial Corp. .........................       3,400         51,272
WSFS Financial Corp. .............................         600         10,410
                                                                 ------------
                                                                    4,316,292
                                                                 ------------
SERVICES (ADVERTISING/MARKETING)--0.4%
ADVO, Inc.(b) ....................................       5,700        245,100
Harte-Hanks, Inc. ................................       3,700        104,229
Information Resources, Inc.(b) ...................       9,800         81,340
                                                                 ------------
                                                                      430,669
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
SERVICES (COMMERCIAL & CONSUMER)--2.4%
aaiPharma, Inc.(b) ...............................       2,700   $     67,932
Central Parking Corp. ............................       5,100        100,164
Copart, Inc.(b) ..................................       7,700        280,049
Cornell Cos., Inc.(b) ............................       2,600         45,890
FTI Consulting, Inc.(b) ..........................       5,000        164,000
G & K Services, Inc. Class A .....................       7,800        251,940
ITT Educational Services, Inc.(b) ................         900         33,183
Protection One, Inc.(b) ..........................      10,000         25,000
Regis Corp. ......................................      15,000        386,700
Register.com, Inc.(b) ............................      13,100        150,650
Right Management Consultants, Inc.(b) ............       5,950        102,935
Service Corp. International(b) ...................      47,100        235,029
Stewart Enterprises, Inc. Class A(b) .............      86,800        519,932
Sunrise Assisted Living, Inc.(b) .................      10,400        302,744
University of Phoenix Online(b) ..................       3,700        120,583
West Corp.(b) ....................................       4,000         99,760
                                                                 ------------
                                                                    2,886,491
                                                                 ------------
SERVICES (COMPUTER SYSTEMS)--2.8%
CACI International, Inc. Class A(b) ..............      41,000      1,618,885
Digital River, Inc.(b) ...........................      60,000        955,200
eFunds Corp.(b) ..................................      47,600        654,500
Gartner, Inc. Class B(b) .........................       8,000         89,600
Sykes Enterprises, Inc.(b) .......................         600          5,604
                                                                 ------------
                                                                    3,323,789
                                                                 ------------
SERVICES (EMPLOYMENT)--1.0%
Administaff, Inc.(b) .............................      37,800      1,036,098
Labor Ready, Inc.(b) .............................       4,500         22,995
Modis Professional Services, Inc.(b) .............      22,800        162,792
                                                                 ------------
                                                                    1,221,885
                                                                 ------------
SERVICES (FACILITIES & ENVIRONMENTAL)--0.2%
Wackenhut Corrections Corp.(b) ...................      21,800        302,148

SHIPPING--0.2%
Kirby Corp.(b) ...................................      10,900        300,295

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
Metro One Telecommunications, Inc.(b) ............      14,000        423,500
UbiquiTel, Inc.(b) ...............................      22,500        167,625
                                                                 ------------
                                                                      591,125
                                                                 ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.7%
General Communication, Inc. Class A(b) ...........      96,600        823,998

TEXTILES (APPAREL)--0.1%
UniFirst Corp. ...................................       3,200         72,160

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
TEXTILES (HOME FURNISHINGS)--0.1%
Collins & Aikman Corp.(b) ........................       8,000   $     61,600

TOBACCO--0.1%
Schweitzer-Mauduit International, Inc. ...........       3,400         80,750

TRUCKERS--1.0%
Knight Transportation, Inc.(b) ...................      23,925        449,312
Werner Enterprises, Inc. .........................      32,500        789,750
                                                                 ------------
                                                                    1,239,062
                                                                 ------------
WASTE MANAGEMENT--0.6%
Casella Waste Systems, Inc. Class A(b) ...........       1,500         22,215
Stericycle, Inc.(b) ..............................       7,300        444,424
TRC Cos., Inc.(b) ................................       5,000        250,000
                                                                 ------------
                                                                      716,639
                                                                 ------------
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $95,668,289)                                     115,397,798
- -----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.8%

BEVERAGES (NON-ALCOHOLIC)--0.6%
Cott Corp. (Canada)(b) ...........................      45,200        718,680

COMPUTERS (SOFTWARE & SERVICES)--1.1%
Advanced Semiconductor Engineering, Inc. GDR
(Taiwan)(b) ......................................      10,200         44,778

AsiaInfo Holdings, Inc. (China)(b) ...............      44,200        769,964
Cognos, Inc. (Canada)(b) .........................       9,800        245,000
TTI Team Telecom International Ltd. (Israel)(b) ..       9,000        225,180
                                                                 ------------
                                                                    1,284,922
                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--0.6%
O2Micro International Ltd. (Cayman Islands)(b) ...      32,200        774,410

ENGINEERING & CONSTRUCTION--0.2%
Willbros Group, Inc. (Panama)(b) .................      16,000        256,000

GOLD & PRECIOUS METALS MINING--0.1%
Compania de Minas Buenaventura SA ADR (Peru) .....       7,800        161,694
Lihir Gold Ltd. ADR (Australia)(b) ...............         300          3,555
                                                                 ------------
                                                                      165,249
                                                                 ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.3%
Taro Pharmaceutical Industries Ltd. (Israel)(b) ..      10,400        415,480

HEALTH CARE (SPECIALIZED SERVICES)--0.1%
Dynacare, Inc. (Canada)(b) .......................       3,500         59,115


                                                        SHARES       VALUE
                                                        ------   ------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.0%
Industrie Natuzzi SpA (Italy) ....................         500   $      7,320

IRON & STEEL--0.0%
Gerdau SA ADR (Brazil) ...........................       1,200         11,652

OFFICE EQUIPMENT & SUPPLIES--0.2%
Moore Corp. Ltd. (Canada) ........................      18,900        179,550

PAPER & FOREST PRODUCTS--0.1%
Domtar, Inc. (Canada) ............................       7,200         72,576
Premdor, Inc. (Canada)(b) ........................       2,600         31,746
                                                                 ------------
                                                                      104,322
                                                                 ------------
RETAIL (FOOD CHAINS)--0.1%
Blue Square-Israel Ltd. ADR (Israel) .............       3,700         63,677

SERVICES (COMMERCIAL & CONSUMER)--0.2%
ASE Test Ltd. (Taiwan)(b) ........................      17,400        242,382

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Tele Centro Oeste Celular Participacoes ADR
(Brazil) .........................................      39,400        275,800
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,799,438)                                        4,558,559
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.6%
(IDENTIFIED COST $99,467,727)                                     119,956,357
- -----------------------------------------------------------------------------


                                                          PAR
                                                         VALUE
                                                         (000)
                                                         -----
SHORT-TERM OBLIGATIONS--0.5%

REPURCHASE AGREEMENTS--0.5%
Morgan Stanley & Co., Inc. repurchase agreement,
1.70%, dated 12/31/01, due 1/2/02, repurchase price
$616,058 collateralized by a Freddie Mac Bond
6.50%, 1/1/09, market value $631,504 .............        $616        616,000
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $616,000)                                            616,000
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $100,083,727)                                    120,572,357(a)

Other assets and liabilities, net--(0.1)%                             (72,164)
                                                                 ------------
NET ASSETS--100.0%                                               $120,500,193
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $23,241,601 and gross depreciation of $3,307,771 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $100,638,527.
(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $100,083,727)                                  $120,572,357
Cash                                                                     15,727
Receivables
   Investment securities sold                                         4,011,337
   Dividends and interest                                                72,140
   Fund shares sold                                                      23,909
Prepaid expenses                                                          2,611
                                                                   ------------
     Total assets                                                   124,698,081
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased                                    3,605,951
   Fund shares repurchased                                              289,629
   Investment advisory fee                                              101,488
   Distribution fee                                                      59,233
   Transfer agent fee                                                    44,978
   Financial agent fee                                                    6,510
   Payable to adviser                                                       141
Accrued expenses                                                         89,958
                                                                   ------------
     Total liabilities                                                4,197,888
                                                                   ------------
NET ASSETS                                                         $120,500,193
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $102,521,378
Distributions in excess of net investment income                       (294,979)
Accumulated net realized loss                                        (2,214,836)
Net unrealized appreciation                                          20,488,630
                                                                   ------------
NET ASSETS                                                         $120,500,193
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $70,384,110)                   6,490,373
Net asset value per share                                                $10.84
Offering price per share $10.84/(1-5.75%)                                $11.50

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $11,287,115)                   1,067,727
Net asset value and offering price per share                             $10.57

CLASS C
Shares of beneficial
interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $37,817,090)                   3,581,023
Net asset value and offering price per share                             $10.56
CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $1,011,878)                       91,335
Net asset value and offering price per share                             $11.08


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Dividends                                                           $ 1,374,892
Interest                                                                156,145
Foreign taxes withheld                                                   (2,881)
                                                                    -----------
     Total investment income                                          1,528,156
                                                                    -----------
EXPENSES
Investment advisory fee                                               1,253,596
Distribution fee, Class A                                               217,093
Distribution fee, Class B                                               119,181
Distribution fee, Class C                                               401,190
Financial agent fee                                                      80,216
Transfer agent                                                          257,251
Custodian                                                               112,184
Printing                                                                 47,524
Professional                                                             40,325
Registration                                                             25,393
Trustees                                                                 13,006
Miscellaneous                                                            24,207
                                                                    -----------
     Total expenses                                                   2,591,166
                                                                    -----------
NET INVESTMENT LOSS                                                  (1,063,010)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                         (94,680)
Net realized gain on futures contracts                                  219,456
Net change in unrealized appreciation (depreciation) on
   investments                                                        4,480,814
                                                                    -----------
NET GAIN ON INVESTMENTS                                               4,605,590
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 3,542,580
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended         Year Ended
                                                                                                     12/31/01           12/31/00
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                    $ (1,063,010)      $  1,226,801
   Net realized gain (loss)                                                                             124,776          7,884,845
   Net change in unrealized appreciation (depreciation)                                               4,480,814         (6,463,343)
                                                                                                   ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        3,542,580          2,648,303
                                                                                                   ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                       (78,086)          (849,916)
   Net investment income, Class B                                                                            --            (57,867)
   Net investment income, Class C                                                                            --           (196,999)
   Net investment income, Class I                                                                        (4,092)           (12,696)
   Net realized short-term gains, Class A                                                                    --         (2,164,628)
   Net realized short-term gains, Class B                                                                    --           (373,156)
   Net realized short-term gains, Class C                                                                    --         (1,304,600)
   Net realized short-term gains, Class I                                                                    --            (24,938)
   Net realized long-term gains, Class A                                                                     --         (8,800,437)
   Net realized long-term gains, Class B                                                                     --         (1,517,095)
   Net realized long-term gains, Class C                                                                     --         (5,303,954)
   Net realized long-term gains, Class I                                                                     --           (101,383)
                                                                                                   ------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                            (82,178)       (20,707,669)
                                                                                                   ------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (299,529 and 2,117,026 shares, respectively)                         3,109,023         25,248,717
   Net asset value of shares issued from reinvestment of distributions
     (6,409 and 1,030,789 shares, respectively)                                                          68,259         10,476,857
   Cost of shares repurchased (1,537,424 and 5,971,345 shares, respectively)                        (15,710,397)       (71,484,285)
                                                                                                   ------------       ------------
Total                                                                                               (12,533,115)       (35,758,711)
                                                                                                   ------------       ------------
CLASS B
   Proceeds from sales of shares (83,550 and 164,293 shares, respectively)                              809,414          1,957,091
   Net asset value of shares issued from reinvestment of distributions
     (0 and 183,597 shares, respectively)                                                                    --          1,822,012
   Cost of shares repurchased (331,695 and 686,145 shares, respectively)                             (3,295,631)        (8,043,204)
                                                                                                   ------------       ------------
Total                                                                                                (2,486,217)        (4,264,101)
                                                                                                   ------------       ------------
CLASS C
   Proceeds from sales of shares (91,053 and 72,864 shares, respectively)                               923,476            842,387
   Net asset value of shares issued from reinvestment of distributions
     (0 and 631,121 shares, respectively)                                                                    --          6,257,161
   Cost of shares repurchased (1,027,429 and 3,748,749 shares, respectively)                        (10,245,466)       (43,877,029)
                                                                                                   ------------       ------------
Total                                                                                                (9,321,990)       (36,777,481)
                                                                                                   ------------       ------------
CLASS I
   Proceeds from sales of shares (2,683 and 1,087 shares, respectively)                                  28,297             12,975
   Net asset value of shares issued from reinvestment of distributions
     (376 and 13,382 shares, respectively)                                                                4,092            139,030
   Cost of shares repurchased (4,083 and 78,049 shares, respectively)                                   (43,449)          (951,853)
                                                                                                   ------------       ------------
Total                                                                                                   (11,060)          (799,848)
                                                                                                   ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (24,352,382)       (77,600,141)
                                                                                                   ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                            (20,891,980)       (95,659,507)
NET ASSETS
   Beginning of period                                                                              141,392,173        237,051,680
                                                                                                   ------------       ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF ($294,979)
     AND ($26,528), RESPECTIVELY]                                                                  $120,500,193       $141,392,173
                                                                                                   ============       ============

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.45       $11.99      $16.21       $18.27      $15.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.06)(2)     0.12(2)     0.11(2)      0.07        0.10
   Net realized and unrealized gain (loss)                          0.46         0.05       (0.51)       (0.32)       3.67
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.40         0.17       (0.40)       (0.25)       3.77
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.01)       (0.11)      (0.12)       (0.07)      (0.09)
   Dividends from net realized gains                                  --        (1.60)      (3.70)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.01)       (1.71)      (3.82)       (1.81)      (1.40)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.39        (1.54)      (4.22)       (2.06)       2.37
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.84       $10.45      $11.99       $16.21      $18.27
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     3.85 %       1.99%      (1.80)%      (0.97)%     23.83%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $70,384      $80,690    $126,461     $240,900    $293,809
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.78 %       1.72%       1.58 %       1.52 %      1.52%
   Net investment income                                           (0.56)%       0.99%       0.74 %       0.34 %      0.61%
Portfolio turnover                                                   226 %        265%         92 %        117 %        77%

                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.24       $11.80      $16.02       $18.13      $15.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.13)(2)     0.03(2)     0.01(2)     (0.06)      (0.02)
   Net realized and unrealized gain (loss)                          0.46         0.05       (0.51)       (0.31)       3.64
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.33         0.08       (0.50)       (0.37)       3.62
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.04)      (0.02)          --          --
   Dividends from net realized gains                                  --        (1.60)      (3.70)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.64)      (3.72)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.33        (1.56)      (4.22)       (2.11)       2.31
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.57       $10.24      $11.80       $16.02      $18.13
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     3.22 %       1.23%      (2.45)%      (1.66)%     22.97 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $11,287      $13,481     $19,523      $30,370     $22,122
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.48 %       2.42%       2.27 %       2.22 %      2.22 %
   Net investment income                                           (1.26)%       0.29%       0.08 %      (0.36)%     (0.09)%
Portfolio turnover                                                   226 %        265%         92 %        117 %        77 %

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.23       $11.79      $15.99       $18.10      $15.79
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.13)(2)     0.04(2)       --(2)     (0.07)      (0.02)
   Net realized and unrealized gain (loss)                          0.46         0.04       (0.50)       (0.30)       3.64
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.33         0.08       (0.50)       (0.37)       3.62
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.04)         --           --          --
   Dividends from net realized gains                                  --        (1.60)      (3.70)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.64)      (3.70)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.33        (1.56)      (4.20)       (2.11)       2.31
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.56       $10.23      $11.79       $15.99      $18.10
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     3.23 %       1.22%      (2.49)%      (1.67)%     23.01 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $37,817      $46,235     $89,165     $201,789    $248,584
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.48 %       2.42%       2.28 %       2.22 %      2.22 %
   Net investment income                                           (1.26)%       0.32%       0.02 %      (0.36)%     (0.09)%
Portfolio turnover                                                   226 %        265%         92 %        117 %        77 %

                                                                                           CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.67       $12.21      $16.43       $18.46      $16.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.03)(2)     0.16(2)     0.17(2)      0.09        0.15
   Net realized and unrealized gain (loss)                          0.49         0.04       (0.52)       (0.29)       3.71
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.46         0.20       (0.35)       (0.20)       3.86
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.05)       (0.14)      (0.17)       (0.09)      (0.13)
   Dividends from net realized gains                                  --        (1.60)      (3.70)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.05)       (1.74)      (3.87)       (1.83)      (1.44)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.41        (1.54)      (4.22)       (2.03)       2.42
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $11.08       $10.67      $12.21       $16.43      $18.46
                                                                  ======       ======      ======       ======      ======
Total return                                                        4.27 %       2.23%      (1.45)%      (0.67)%     24.17%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,012         $986      $1,903       $2,760      $2,735
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.48 %       1.44%       1.27 %       1.22 %      1.22%
   Net investment income                                           (0.27)%       1.35%       1.14 %       0.64 %      0.91%
Portfolio turnover                                                   226 %        265%         92 %        117 %        77%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-ZWEIG GOVERNMENT CASH FUND

- ------------------------------------------------------------------------------
  MONTHLY YIELD COMPARISON
- ------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Phoenix-Zweig Government Cash Class A (1)   IBC Money Fund Report (2)
1/31/01                       5.39%                             5.62%
2/28/01                       5.14                              5.13
3/31/01                       4.9                               4.76
4/30/01                       4.03                              4.38
5/31/01                       3.87                              3.91
6/30/01                       3.77                              3.54
7/31/01                       3.17                              3.26
8/31/01                       3.21                              3.05
9/30/01                       2.09                              2.77
10/31/01                      2.25                              2.25
11/30/01                      2.05                              1.82
12/31/01                      1.64                              1.54

(1) This chart illustrates the period from January 1, 2001 to December 31, 2001. The results are not indicative of the rate of return which may be realized from an investment made in the Government Cash Fund today. The Government Cash Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.
(2) Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

Phoenix-Zweig Government Cash Fund

                        INVESTMENTS AT DECEMBER 31, 2001

 FACE
 VALUE                                  DISCOUNT    MATURITY
 (000)      DESCRIPTION                   RATE        DATE          VALUE
- -------     -----------                 --------    --------     ------------
FEDERAL AGENCY SECURITIES--80.7%
$10,000 Fannie Mae Discount Note ......   3.60%       1/3/02     $ 9,998,000

 15,000 Fannie Mae Discount Note ......   3.53       1/10/02       14,986,762

 10,000 Freddie Mac Discount Note .....   2.29       1/10/02        9,994,275

 10,000 Fannie Mae Discount Note ......   2.20       1/17/02        9,990,222

 10,000 Freddie Mac Discount Note .....   2.19       1/31/02        9,981,750

  5,000 Freddie Mac Discount Note .....   3.86       1/31/02        4,983,917

  5,000 Fannie Mae Discount Note ......   1.86        2/7/02        4,990,442

 10,000 Fannie Mae Discount Note ......   1.92       2/14/02        9,976,533

 10,000 Fannie Mae Discount Note ......   3.34       2/14/02        9,959,178

  4,000 Fannie Mae Discount Note ......   1.74       2/21/02        3,990,140

  3,000 Federal Home Loan Bank
         Discount Note ................   2.36       2/22/02        2,989,773

 10,000 Fannie Mae Discount Note ......   3.32       2/28/02        9,946,511

  2,000 Federal Farm Credit Bank
         Discount Note ................   2.36       2/28/02        1,992,395

  5,000 Fannie Mae Discount Note ......   1.95        3/5/02        4,982,937

  5,000 Fannie Mae Discount Note ......   1.74       3/14/02        4,982,600

 10,000 Federal Home Loan Bank
         Discount Note ................   1.73       3/20/02        9,962,517

  4,000 Fannie Mae Discount Note ......   1.94        4/5/02        3,979,738

  5,000 Federal Home Loan Bank
         Discount Note ................   1.98       4/17/02        4,970,850

 10,000 Fannie Mae Discount Note ......   3.51       4/19/02        9,894,700

 10,000 Freddie Mac Discount Note .....   1.85       4/25/02        9,941,417


 FACE
 VALUE                                  DISCOUNT    MATURITY
 (000)      DESCRIPTION                   RATE        DATE          VALUE
- -------     -----------                 --------    --------     ------------
FEDERAL AGENCY SECURITIES--CONTINUED
$10,000 Freddie Mac Discount Note .....   2.15%      4/25/02     $  9,931,917

  5,000 Fannie Mae Discount Note ......   1.80       5/23/02        4,964,500

  5,000 Freddie Mac Discount Note .....   1.86       5/23/02        4,963,317

  5,000 Freddie Mac Discount Note .....   3.73       5/29/02        4,923,328

 10,000 Freddie Mac Discount Note .....   1.80       5/31/02        9,925,000

  5,000 Freddie Mac Discount Note .....   3.65       5/31/02        4,923,958

 10,000 Freddie Mac Discount Note .....   1.76       6/13/02        9,920,311

  5,000 Fannie Mae Discount Note ......   1.80       6/20/02        4,957,500

  5,000 Freddie Mac Discount Note .....   1.86       6/28/02        4,954,017
- -----------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES                                   211,958,505
- -----------------------------------------------------------------------------

REPURCHASE AGREEMENTS--13.1%
 34,258 Morgan Stanley & Co., Inc.
        repurchase agreement, 1.70%,
        dated 12/31/01 due 1/2/02,
        repurchase price $34,261,235
        collateralized by a Fannie Mae Bond
        6%, 6/1/29 and Freddie Mac Bonds
        6.50% to 7.45%, 1/1/09 to 2/1/31,
        market value $34,953,378 .............                     34,258,000
- -----------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                        34,258,000
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--93.8%
(IDENTIFIED COST $246,216,505)                                    246,216,505(a)

Other assets and liabilities, net--6.2%                            16,341,289
                                                                 ------------
NET ASSETS--100.0%                                               $262,557,794
                                                                 ============

(a) Federal Income Tax Information: At December 31, 2001, the aggregate cost of securities was the same for book and tax purposes.

                        See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value,
   exclusive of repurchase agreements
   (Identified cost $211,958,505)                                  $211,958,505
Repurchase agreements at value
   (Identified cost $34,258,000)                                     34,258,000
Cash                                                                        698
Receivables
   Fund shares sold                                                  21,952,246
   Interest                                                               1,618
Prepaid expenses                                                          5,380
                                                                   ------------
     Total assets                                                   268,176,447
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                            5,375,655
   Dividend distributions                                                85,621
   Investment advisory fee                                               45,022
   Distribution fee                                                      24,702
   Transfer agent fee                                                    12,885
   Financial agent fee                                                    5,903
Accrued expenses                                                         68,865
                                                                   ------------
     Total liabilities                                                5,618,653
                                                                   ------------
NET ASSETS                                                         $262,557,794
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $262,557,794
                                                                   ------------
NET ASSETS                                                         $262,557,794
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $4,318,553)                    4,318,553
Net asset value and offering price per share                              $1.00

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $4,809,341)                    4,809,341
Net asset value and offering price per share                              $1.00

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $3,443,371)                    3,443,371
Net asset value and offering price per share                              $1.00

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $2,339,202)                    2,339,202
Net asset value and offering price per share                              $1.00

CLASS M
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $247,647,327)                247,647,327
Net asset value and offering price per share                              $1.00


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest                                                            $10,780,982
                                                                    -----------
     Total investment income                                         10,780,982
                                                                    -----------
EXPENSES
Investment advisory fee                                               1,261,759
Distribution fee, Class A                                                13,174
Distribution fee, Class B                                                45,341
Distribution fee, Class C                                                10,358
Distribution fee, Class M                                               220,688
Financial agent fee                                                      70,941
Transfer agent                                                           76,373
Professional                                                             53,100
Registration                                                             52,062
Custodian                                                                43,622
Printing                                                                 24,402
Trustees                                                                 13,006
Miscellaneous                                                            43,350
                                                                    -----------
     Total expenses                                                   1,928,176
     Less expenses borne by investment adviser                         (756,809)
                                                                    -----------
     Net expenses                                                     1,171,367
                                                                    -----------
NET INVESTMENT INCOME                                               $ 9,609,615
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   Year Ended         Year Ended
                                                                                                    12/31/01           12/31/00
                                                                                                ---------------    ---------------
FROM OPERATIONS
   Net investment income (loss)                                                                 $     9,609,615    $    12,586,924
                                                                                                ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        9,609,615         12,586,924
                                                                                                ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                      (155,571)          (371,436)
   Net investment income, Class B                                                                      (129,446)          (214,851)
   Net investment income, Class C                                                                      (124,301)          (230,032)
   Net investment income, Class I                                                                       (88,641)          (173,221)
   Net investment income, Class M                                                                    (9,111,656)       (11,597,384)
                                                                                                ---------------    ---------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                         (9,609,615)       (12,586,924)
                                                                                                ---------------    ---------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (13,721,141 and 95,106,540 shares, respectively)                    13,721,141         95,106,540
   Net asset value of shares issued from reinvestment of distributions
     (144,869 and 262,179 shares, respectively)                                                         144,869            262,179
   Cost of shares repurchased (13,820,623 and 97,205,600 shares, respectively)                      (13,820,623)       (97,205,600)
                                                                                                ---------------    ---------------
Total                                                                                                    45,387         (1,836,881)
                                                                                                ---------------    ---------------
CLASS B
   Proceeds from sales of shares (1,224,064 and 2,460,282 shares, respectively)                       1,224,064          2,460,282
   Net asset value of shares issued from reinvestment of distributions
     (96,120 and 171,753 shares, respectively)                                                           96,120            171,753
   Cost of shares repurchased (1,172,276 and 2,620,918 shares, respectively)                         (1,172,276)        (2,620,918)
                                                                                                ---------------    ---------------
Total                                                                                                   147,908             11,117
                                                                                                ---------------    ---------------
CLASS C
   Proceeds from sales of shares (4,169,030 and 7,042,202 shares, respectively)                       4,169,030          7,042,202
   Net asset value of shares issued from reinvestment of distributions
     (113,751 and 209,112 shares, respectively)                                                         113,751            209,112
   Cost of shares repurchased (4,725,773 and 9,347,341 shares, respectively)                         (4,725,773)        (9,347,341)
                                                                                                ---------------    ---------------
Total                                                                                                  (442,992)        (2,096,027)
                                                                                                ---------------    ---------------
CLASS I
   Proceeds from sales of shares (1,048,000 and 4,606,895 shares, respectively)                       1,048,000          4,606,895
   Net asset value of shares issued from reinvestment of distributions
     (88,641 and 173,221 shares, respectively)                                                           88,641            173,221
   Cost of shares repurchased (1,968,002 and 3,755,358 shares, respectively)                         (1,968,002)        (3,755,358)
                                                                                                ---------------    ---------------
Total                                                                                                  (831,361)         1,024,758
                                                                                                ---------------    ---------------
CLASS M
   Proceeds from sales of shares (1,301,602,695 and 1,118,559,864 shares,
     respectively)                                                                                1,301,602,695      1,118,559,864
   Net asset value of shares issued from reinvestment of distributions
     (6,687,182 and 9,336,253 shares, respectively)                                                   6,687,182          9,336,253
   Cost of shares repurchased (1,307,906,208 and 1,026,946,816 shares, respectively)             (1,307,906,208)    (1,026,946,816)
                                                                                                ---------------    ---------------
Total                                                                                                   383,669        100,949,301
                                                                                                ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                           (697,389)        98,052,268
                                                                                                ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                               (697,389)        98,052,268

NET ASSETS
   Beginning of period                                                                              263,255,183        165,202,915
                                                                                                ---------------    ---------------
   END OF PERIOD                                                                                $   262,557,794    $   263,255,183
                                                                                                ===============    ===============

                        See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.04         0.06        0.04         0.05        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.04         0.06        0.04         0.05        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.04)       (0.06)      (0.04)       (0.05)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return                                                        3.50%        5.70%       4.52%        4.91%       4.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,319       $4,273      $6,110       $8,290      $2,472

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                            0.68%        0.65%       0.65%        0.65%       0.65%
   Net investment income                                            3.54%        5.62%       4.41%        4.75%       4.85%


                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.03         0.05        0.04         0.04        0.04
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.03         0.05        0.04         0.04        0.04
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.03)       (0.05)      (0.04)       (0.04)      (0.04)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     2.81%        4.98%       3.80%        4.18%       4.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,809       $4,661      $4,650       $1,738        $336

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                            1.38%        1.35%       1.35%        1.35%       1.35%
   Net investment income                                            2.85%        4.96%       3.80%        3.97%       4.15%

(1) Maximum sales charge is not reflected in total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.53%, 1.20%, 1.09%, 1.30% and 1.74% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.07%, 1.99%, 2.51%, 3.70% and 7.49% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.04         0.06        0.04         0.05        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.04         0.06        0.04         0.05        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.04)       (0.06)      (0.04)       (0.05)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     3.50%        5.70%       4.52%        4.91%       4.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $3,443       $3,886      $5,982       $6,624      $2,661

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                            0.68%        0.65%       0.65%        0.65%       0.65%
   Net investment income                                            3.60%        5.64%       4.43%        4.73%       4.85%


                                                                                           CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.04         0.06        0.05         0.05        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.04         0.06        0.05         0.05        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.04)       (0.06)      (0.05)       (0.05)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return                                                        3.80%        6.01%       4.83%        5.23%       5.28%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $2,339       $3,171      $2,146       $2,884        $100

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                            0.38%        0.35%       0.35%        0.35%       0.35%
   Net investment income                                            3.80%        5.94%       4.73%        5.15%       5.15%

(1) Maximum sales charge is not reflected in total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.64%, 1.31%, 1.35%, 1.38% and 1.65% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.16%, 1.14%, 0.67%, 1.47% and 0.82% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS M
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.04         0.06        0.05         0.05        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.04         0.06        0.05         0.05        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.04)       (0.06)      (0.05)       (0.05)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return                                                        3.74%        5.95%       4.77%        5.16%       5.22%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                        $247,647     $247,264    $146,314      $75,264     $56,599

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                                            0.44%        0.41%       0.41%        0.41%       0.41%
   Net investment income                                            3.83%        5.93%       4.71%        5.01%       5.09%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.67%, 0.66%, 0.69% and 0.73% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

Phoenix-Zweig Government Fund

                        INVESTMENTS AT DECEMBER 31, 2001

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)        VALUE
                                          -----------   ------    ------------
U.S. GOVERNMENT SECURITIES--28.0%

U.S. TREASURY BONDS--5.2%
U.S. Treasury Bonds 8.125%, 8/15/19 ......    AAA       $1,300    $ 1,641,352

U.S. TREASURY NOTES--22.8%
U.S. Treasury Notes 5.75%, 11/15/05 ......    AAA        3,000      3,169,335
U.S. Treasury Notes 6%, 8/15/09 ..........    AAA        1,600      1,705,688
U.S. Treasury Notes 6.50%, 2/15/10 .......    AAA        2,100      2,307,047
                                                                  -----------
                                                                    7,182,070
                                                                  -----------
- -----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $8,630,773)                                        8,823,422
- -----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--0.5%

Freddie Mac 10.50%, 6/1/11 ...............    Aaa(b)        37         40,810
Freddie Mac 12%, 11/1/15 .................    Aaa(b)        69         79,149
GNMA 12.50%, 11/20/13 ....................    AAA            8          8,776
GNMA 12%, 9/15/15 ........................    AAA           17         20,458
GNMA 8%, 8/15/22 .........................    AAA            4          4,347
- -----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $141,789)                                            153,540
- -----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--29.4%

Freddie Mac 6.875%, 1/15/05 ..............    Aaa(b)     2,800      3,028,315
Freddie Mac 5.125%, 10/15/08 .............    Aaa(b)     2,700      2,663,258
Freddie Mac 7%, 3/15/10 ..................    Aaa(b)     3,300      3,589,176
- -----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $8,779,288)                                        9,280,749
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--57.9%
(IDENTIFIED COST $17,551,850)                                      18,257,711
- -----------------------------------------------------------------------------

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        ------   ------------
SHORT-TERM OBLIGATIONS--41.3%

FEDERAL AGENCY SECURITIES--26.9%
Freddie Mac Discount Note 1.95%, 1/8/02 ............    $2,000   $  1,999,350

Federal Home Loan Bank Discount Note
1.66%, 1/23/02 .....................................     1,000        999,032

Freddie Mac Discount Note 1.67%, 1/31/02 ...........     2,000      1,997,309

Federal Home Loan Bank Discount Note
1.78%, 2/8/02 ......................................     1,000        998,263

Fannie Mae Discount Note 1.67%, 3/14/02 ............     2,500      2,491,765
                                                                 ------------
                                                                    8,485,719
                                                                 ------------

REPURCHASE AGREEMENTS--14.4%
Morgan Stanley & Co., Inc. repurchase agreement,
1.70%, dated 12/31/01 due 1/2/02, repurchase price
$4,547,429 collateralized by a Freddie Mac Bond
6.50%, 6/1/29, market value $4,683,805 .............     4,547      4,547,000
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $13,032,215)                                      13,032,719
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.2%
(IDENTIFIED COST $30,584,065)                                      31,290,430(a)

Other assets and liabilities, net--0.8%                               264,031
                                                                  -----------
NET ASSETS--100.0%                                                $31,554,461
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $700,311 and gross depreciation of $29,502 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $30,619,621.
(b) As rated by Moody's or Fitch.

                        See Notes to Financial Statements

Phoenix-Zweig Government Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value, exclusive
   of repurchase agreements
   (Identified cost $26,037,065)                                   $ 26,743,430
Repurchase agreements, at value
   (Identified cost $4,547,000)                                       4,547,000
Receivables
   Interest                                                             340,143
   Fund shares sold                                                      46,112
   Investment securities sold                                             1,292
Prepaid expenses                                                            677
                                                                   ------------
     Total assets                                                    31,678,654
                                                                   ------------
LIABILITIES
Cash overdraft                                                               17
Payables
   Fund shares repurchased                                               37,078
   Professional fee                                                      28,806
   Investment advisory fee                                               16,123
   Transfer agent fee                                                    13,373
   Printing fee                                                          12,039
   Distribution fee                                                      10,809
   Financial agent fee                                                    1,877
Accrued expenses                                                          4,071
                                                                   ------------
     Total liabilities                                                  124,193
                                                                   ------------
NET ASSETS                                                         $ 31,554,461
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 39,196,694
Undistributed net investment income                                      51,546
Accumulated net realized loss                                        (8,400,144)
Net unrealized appreciation                                             706,365
                                                                   ------------
NET ASSETS                                                         $ 31,554,461
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $19,138,859)                   1,843,782
Net asset value per share                                                $10.38
Offering price per share $10.38/(1-4.75%)                                $10.90

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $3,386,421)                      324,902
Net asset value and offering price per share                             $10.42

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $4,710,508)                      455,570
Net asset value and offering price per share                             $10.34

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $4,318,673)                      414,597
Net asset value and offering price per share                             $10.42


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest                                                            $ 1,622,045
                                                                    -----------
     Total investment income                                          1,622,045
                                                                    -----------
EXPENSES
Investment advisory fee                                                 182,612
Distribution fee, Class A                                                56,975
Distribution fee, Class B                                                25,608
Distribution fee, Class C                                                36,696
Financial agent fee                                                      21,305
Transfer agent                                                           74,227
Professional                                                             31,125
Registration                                                             23,780
Printing                                                                 14,557
Trustees                                                                 13,006
Custodian                                                                10,824
Miscellaneous                                                            11,486
                                                                    -----------
     Total expenses                                                     502,201
                                                                    -----------
NET INVESTMENT INCOME                                                 1,119,844
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         938,621
Net change in unrealized appreciation (depreciation) on
   investments                                                         (400,327)
                                                                    -----------
NET GAIN ON INVESTMENTS                                                 538,294
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 1,658,138
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Zweig Government Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended         Year Ended
                                                                                                     12/31/01           12/31/00
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                     $ 1,119,844        $ 1,524,871
   Net realized gain (loss)                                                                             938,621           (636,957)
   Net change in unrealized appreciation (depreciation)                                                (400,327)         1,998,865
                                                                                                    -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        1,658,138          2,886,779
                                                                                                    -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                      (815,703)          (917,192)
   Net investment income, Class B                                                                       (95,488)           (65,922)
   Net investment income, Class C                                                                      (192,558)          (237,521)
   Net investment income, Class I                                                                      (186,465)          (156,287)
                                                                                                    -----------        -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                         (1,290,214)        (1,376,922)
                                                                                                    -----------        -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,070,393 and 181,469 shares, respectively)                        10,947,724          1,796,273
   Net asset value of shares issued from reinvestment of distributions
     (49,571 and 56,852 shares, respectively)                                                           509,473            556,778
   Cost of shares repurchased (1,136,441 and 634,446 shares, respectively)                          (11,634,367)        (6,219,344)
                                                                                                    -----------        -----------
Total                                                                                                  (177,170)        (3,866,293)
                                                                                                    -----------        -----------
CLASS B
   Proceeds from sales of shares (349,619 and 92,029 shares, respectively)                            3,635,695            905,744
   Net asset value of shares issued from reinvestment of distributions
     (4,535 and 3,140 shares, respectively)                                                              46,948             30,994
   Cost of shares repurchased (166,938 and 126,839 shares, respectively)                             (1,746,915)        (1,250,720)
                                                                                                    -----------        -----------
Total                                                                                                 1,935,728           (313,982)
                                                                                                    -----------        -----------
CLASS C
   Proceeds from sales of shares (104,654 and 109,390 shares, respectively)                           1,080,182          1,094,695
   Net asset value of shares issued from reinvestment of distributions
     (10,709 and 13,284 shares, respectively)                                                           109,645            129,870
   Cost of shares repurchased (173,298 and 338,468 shares, respectively)                             (1,773,397)        (3,299,186)
                                                                                                    -----------        -----------
Total                                                                                                  (583,570)        (2,074,621)
                                                                                                    -----------        -----------
CLASS I
   Proceeds from sales of shares (95,970 and 0 shares, respectively)                                    999,950                 --
   Net asset value of shares issued from reinvestment of distributions
     (18,073 and 15,923 shares, respectively)                                                           186,465            156,287
   Cost of shares repurchased (0 and 57,154 shares, respectively)                                            --           (563,537)
                                                                                                    -----------        -----------
Total                                                                                                 1,186,415           (407,250)
                                                                                                    -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                          2,361,403         (6,662,146)
                                                                                                    -----------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                              2,729,327         (5,152,289)
NET ASSETS
   Beginning of period                                                                               28,825,134         33,977,423
                                                                                                    -----------        -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
     $51,546 AND $175,500, RESPECTIVELY]                                                            $31,554,461        $28,825,134
                                                                                                    ===========        ===========

                        See Notes to Financial Statements

Phoenix-Zweig Government Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(3)       2000        1999         1998        1997
Net asset value, beginning of period                              $10.25       $ 9.72      $10.44       $10.09      $ 9.81
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.39(2)      0.51        0.46         0.53        0.52
   Net realized and unrealized gain (loss)                          0.19         0.48       (0.73)        0.35        0.28
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.58         0.99       (0.27)        0.88        0.80
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.45)       (0.46)      (0.45)       (0.53)      (0.52)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.13         0.53       (0.72)        0.35        0.28
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.38       $10.25      $ 9.72       $10.44      $10.09
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     5.76%       10.46%      (2.58)%       8.91%       8.42%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $19,139      $19,069     $21,922      $29,767     $28,062

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.56%        1.58%       1.35 %       1.32%       1.36%
   Net investment income                                            3.78%        5.12%       4.67 %       5.09%       5.26%
Portfolio turnover                                                   104%         176%        183 %         48%        128%

                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(4)       2000        1999         1998        1997
Net asset value, beginning of period                              $10.30       $ 9.78      $10.52       $10.15      $ 9.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.31(2)      0.45        0.39         0.44        0.46
   Net realized and unrealized gain (loss)                          0.19         0.48       (0.74)        0.37        0.26
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.50         0.93       (0.35)        0.81        0.72
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.38)       (0.41)      (0.39)       (0.44)      (0.43)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.12         0.52       (0.74)        0.37        0.29
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.42       $10.30      $ 9.78       $10.52      $10.15
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     4.98%        9.68%      (3.23)%       8.20%       7.55%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $3,386       $1,418      $1,657       $2,199      $1,215

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.26%        2.28%       2.06 %       2.06%       2.06%
   Net investment income                                            3.01%        4.41%       3.97 %       4.39%       4.56%
Portfolio turnover                                                   104%         176%        183 %         48%        128%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 3.95% to 3.78%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 3.20% to 3.01%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Zweig Government Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(5)       2000        1999         1998        1997
Net asset value, beginning of period                              $10.22       $ 9.69      $10.42       $10.08      $ 9.81
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.34(4)      0.47        0.42         0.47        0.48
   Net realized and unrealized gain (loss)                          0.19         0.48       (0.74)        0.36        0.27
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.53         0.95       (0.32)        0.83        0.75
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.41)       (0.42)      (0.41)       (0.49)      (0.48)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.12         0.53       (0.73)        0.34        0.27
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.34       $10.22      $ 9.69       $10.42      $10.08
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     5.26%       10.08%      (3.09)%       8.46%       7.86%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,711       $5,246      $7,068      $11,859     $10,199

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.01%        2.03%       1.80 %       1.77%       1.81%
   Net investment income                                            3.34%        4.67%       4.22 %       4.64%       4.81%
Portfolio turnover                                                   104%         176%        183 %         48%        128%

                                                                                           CLASS I
                                                                  ----------------------------------------------------------
                                                                                                                     FROM
                                                                               YEAR ENDED DECEMBER 31             INCEPTION
                                                                  --------------------------------------------    7/14/97 TO
                                                                  2001(6)       2000        1999         1998      12/31/97
Net asset value, beginning of period                              $10.29       $ 9.74      $10.48       $10.11      $ 9.88
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.42(4)      0.54        0.49         0.55        0.26
   Net realized and unrealized gain (loss)                          0.19         0.49       (0.74)        0.37        0.23
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.61         1.03       (0.25)        0.92        0.49
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.48)       (0.48)      (0.49)       (0.55)      (0.26)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.13         0.55       (0.74)        0.37        0.23
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.42       $10.29      $ 9.74       $10.48      $10.11
                                                                  ======       ======      ======       ======      ======
Total return                                                        6.08%       10.81%      (2.31)%       9.33%       5.01%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,319       $3,092      $3,330       $3,088      $1,050

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.26%        1.28%       1.06 %       1.02%       1.06%(2)
   Net investment income                                            4.05%        5.41%       4.98 %       5.39%       5.56%(2)
Portfolio turnover                                                   104%         176%        183 %         48%        128%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 3.50% to 3.34%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(6) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.23% to 4.05%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                        INVESTMENTS AT DECEMBER 31, 2001

                                                           SHARES     VALUE
                                                          -------  ----------
COMMON STOCKS--90.1%

AGRICULTURAL PRODUCTS--1.2%
Archer-Daniels-Midland Co. ..........................       7,115  $  102,100

AIR FREIGHT--0.6%
Expeditors International of Washington, Inc. ........         900      51,255

AIRLINES--0.5%
Southwest Airlines Co. ..............................       2,100      38,808

ALUMINUM--0.7%
Alcoa, Inc. .........................................       1,600      56,880

BANKS (MAJOR REGIONAL)--4.5%
AmSouth Bancorp .....................................       1,400      26,460
Bank of New York Co., Inc. (The) ....................       1,400      57,120
BB&T Corp. ..........................................       1,000      36,110
First Alabama Bancshares, Inc. ......................       1,000      29,940
Northern Trust Corp. ................................         700      42,154
PNC Financial Services Group ........................         900      50,580
SouthTrust Corp. ....................................       2,300      56,741
SunTrust Banks, Inc. ................................         200      12,540
Synovus Financial Corp. .............................       2,300      57,615
                                                                   ----------
                                                                      369,260
                                                                   ----------
BANKS (REGIONAL)--7.7%
Associated Banc-Corp ................................         700      24,703
Banknorth Group, Inc. ...............................       1,400      31,528
City National Corp. .................................         600      28,110
Commerce Bancorp, Inc. ..............................         800      31,472
Commerce Bancshares, Inc. ...........................         500      19,495
Compass Bancshares, Inc. ............................       1,300      36,790


                                                           SHARES     VALUE
                                                          -------  ----------
BANKS (REGIONAL)--CONTINUED
First Tennessee National Corp. ......................       1,700  $   61,642
Greater Bay Bancorp .................................       1,400      40,012
Hibernia Corp. Class A ..............................       2,100      37,359
Independence Community Bank Corp. ...................       1,500      34,140
Investors Financial Services Corp. ..................         600      39,726
M&T Bank Corp. ......................................         400      29,140
Marshall & Ilsley Corp. .............................         500      31,640
Mercantile Bankshares Corp. .........................         600      25,824
National Commerce Financial Corp. ...................       1,400      35,420
North Fork Bancorp., Inc. ...........................       1,600      51,184
Pacific Century Financial Corp. .....................       1,500      38,835
TCF Financial Corp. .................................         700      33,586
                                                                   ----------
                                                                      630,606
                                                                   ----------
BIOTECHNOLOGY--4.6%
BioMarin Pharmaceutical, Inc.(b) ....................       1,600      21,504
Gilead Sciences, Inc.(b) ............................         400      26,288
IDEC Pharmaceuticals Corp.(b) .......................       1,000      68,930
ImClone Systems, Inc.(b) ............................         400      18,584
Immunex Corp.(b) ....................................       4,100     113,611
Immunomedics, Inc.(b) ...............................       1,200      24,312
Myriad Genetics, Inc.(b) ............................         500      26,320
SangStat Medical Corp.(b) ...........................       1,500      29,460
Techne Corp.(b) .....................................         700      25,795
Vertex Pharmaceuticals, Inc.(b) .....................       1,000      24,590
                                                                   ----------
                                                                      379,394
                                                                   ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.4%
EchoStar Communications Corp. Class A(b) ............       1,100      30,217


                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                           SHARES     VALUE
                                                          -------  ----------
CHEMICALS--0.8%
Cabot Corp. .........................................       1,800  $   64,260

CHEMICALS (SPECIALTY)--0.3%
International Flavors & Fragrances, Inc. ............         700      20,797

COMMUNICATIONS EQUIPMENT--0.2%
Scientific-Atlanta, Inc. ............................         600      14,364

COMPUTERS (HARDWARE)--1.4%
Concurrent Computers Corp.(b) .......................       3,000      44,550
Handspring, Inc.(b) .................................       3,100      20,894
Juniper Networks, Inc.(b) ...........................       1,200      22,740
Riverstone Networks, Inc.(b) ........................       1,800      29,880
                                                                   ----------
                                                                      118,064
                                                                   ----------
COMPUTERS (NETWORKING)--0.9%
Cisco Systems, Inc.(b) ..............................       1,600      28,976
Network Appliance, Inc.(b) ..........................       1,900      41,553
                                                                   ----------
                                                                       70,529
                                                                   ----------
COMPUTERS (PERIPHERALS)--0.4%
Visionics Corp.(b) ..................................       2,500      36,075

COMPUTERS (SOFTWARE & SERVICES)--5.6%
Activision, Inc.(b) .................................         950      24,709
Citrix Systems, Inc.(b) .............................       1,200      27,192
eBay, Inc.(b) .......................................         600      40,140
EPIQ Systems, Inc.(b) ...............................       1,100      21,285
Fair, Isaac and Co., Inc. ...........................       1,350      85,077
Internet Security Systems, Inc.(b) ..................       1,000      32,060
Kronos, Inc.(b) .....................................         600      29,028
McAfee.com Corp.(b) .................................       1,200      40,692
Mentor Graphics Corp.(b) ............................       1,200      28,284
PEC Solutions, Inc.(b) ..............................       1,700      63,937
Renaissance Learning, Inc.(b) .......................         600      18,282
SERENA Software, Inc.(b) ............................         800      17,392
Websense, Inc.(b) ...................................       1,100      35,277
                                                                   ----------
                                                                      463,355
                                                                   ----------
CONSUMER FINANCE--1.6%
Countrywide Credit Industries, Inc. .................         500      20,485
MBNA Corp. ..........................................       3,100     109,120
                                                                   ----------
                                                                      129,605
                                                                   ----------
CONTAINERS & PACKAGING (PAPER)--0.2%
Bemis Co., Inc. .....................................         400      19,672

DISTRIBUTORS (FOOD & HEALTH)--2.8%
AmerisourceBergen Corp. .............................         300      19,065
Cardinal Health, Inc. ...............................         950      61,427
First Horizon Pharmaceutical Corp.(b) ...............       1,300      38,207


                                                           SHARES     VALUE
                                                          -------  ----------
DISTRIBUTORS (FOOD & HEALTH)--CONTINUED
Priority Healthcare Corp. Class B(b) ................         900  $   31,671
SYSCO Corp. .........................................       2,900      76,038
                                                                   ----------
                                                                      226,408
                                                                   ----------
ELECTRIC COMPANIES--1.0%
ALLETE, Inc. ........................................         800      20,160
FirstEnergy Corp. ...................................         764      26,725
Xcel Energy, Inc. ...................................       1,400      38,836
                                                                   ----------
                                                                       85,721
                                                                   ----------
ELECTRICAL EQUIPMENT--0.3%
DRS Technologies, Inc.(b) ...........................         600      21,390

ELECTRONICS (DEFENSE)--0.3%
Mercury Computer Systems, Inc.(b) ...................         700      27,377

ELECTRONICS (SEMICONDUCTORS)--4.4%
Genesis Microchip, Inc.(b) ..........................       1,000      66,120
Intersil Corp.(b) ...................................         800      25,800
Kopin Corp.(b) ......................................       1,900      26,600
Linear Technology Corp. .............................       2,200      85,888
Monolithic System Technology, Inc.(b) ...............       1,100      22,660
NVIDIA Corp.(b) .....................................         600      40,140
PLX Technology, Inc.(b) .............................       1,500      18,915
Power Integrations, Inc.(b) .........................       1,400      31,976
RF Micro Devices, Inc.(b) ...........................         900      17,307
Semtech Corp.(b) ....................................         800      28,552
                                                                   ----------
                                                                      363,958
                                                                   ----------
EQUIPMENT (SEMICONDUCTORS)--0.2%
Photronics, Inc.(b) .................................         600      18,810

FINANCIAL (DIVERSIFIED)--3.6%
Allied Capital Corp. ................................       1,100      28,600
Doral Financial Corp. ...............................       1,600      49,936
Fannie Mae ..........................................         700      55,650
Moody's Corp. .......................................       2,200      87,692
SEI Investments Co. .................................         400      18,044
State Street Corp. ..................................       1,100      57,475
                                                                   ----------
                                                                      297,397
                                                                   ----------
FOODS--0.6%
Kellogg Co. .........................................         900      27,090
Wrigley (Wm.) Jr. Co. ...............................         500      25,685
                                                                   ----------
                                                                       52,775
                                                                   ----------
HEALTH CARE (DIVERSIFIED)--0.6%
Bristol-Myers Squibb Co. ............................         600      30,600
Johnson & Johnson ...................................         300      17,730
                                                                   ----------
                                                                       48,330
                                                                   ----------

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                           SHARES     VALUE
                                                          -------  ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.6%
Forest Laboratories, Inc.(b) ........................       1,500  $  122,925
Pfizer, Inc. ........................................       1,900      75,715
SICOR, Inc.(b) ......................................       1,200      18,816
                                                                   ----------
                                                                      217,456
                                                                   ----------
HEALTH CARE (GENERIC AND OTHER)--2.0%
King Pharmaceuticals, Inc.(b) .......................       1,700      71,621
Mylan Laboratories, Inc. ............................       1,800      67,500
Noven Pharmaceuticals, Inc.(b) ......................       1,200      21,300
                                                                   ----------
                                                                      160,421
                                                                   ----------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.3%
American Healthways, Inc.(b) ........................       1,000      31,940
Dynacq International, Inc.(b) .......................       1,300      28,951
Health Management Associates, Inc. Class A(b) .......       1,500      27,600
Universal Health Services, Inc. Class B(b) ..........         400      17,112
                                                                   ----------
                                                                      105,603
                                                                   ----------
HEALTH CARE (MANAGED CARE)--0.4%
Mid Atlantic Medical Services, Inc.(b) ..............       1,300      29,510

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.5%
Biomet, Inc. ........................................       4,850     149,865
Stryker Corp. .......................................       1,000      58,370
                                                                   ----------
                                                                      208,235
                                                                   ----------
HEALTH CARE (SPECIALIZED SERVICES)--3.1%
Accredo Health, Inc.(b) .............................       2,200      87,340
AdvancePCS(b) .......................................         800      23,480
CryoLife, Inc.(b) ...................................         800      24,000
DIANON Systems, Inc.(b) .............................         600      36,480
Lincare Holdings, Inc.(b) ...........................         900      25,785
Omnicare, Inc. ......................................         900      22,392
Pharmaceutical Product Development, Inc.(b) .........       1,200      38,772
                                                                   ----------
                                                                      258,249
                                                                   ----------
HOMEBUILDING--0.6%
Horton (D.R.),  Inc. ................................       1,433      46,515

HOUSEHOLD PRODUCTS (NON-DURABLE)--0.6%
Clorox Co. (The) ....................................         500      19,775
Dial Corp. (The) ....................................       1,800      30,870
                                                                   ----------
                                                                       50,645
                                                                   ----------
INSURANCE (PROPERTY-CASUALTY)--0.4%
Fidelity National Financial, Inc. ...................       1,400      34,720


                                                           SHARES     VALUE
                                                          -------  ----------
INSURANCE BROKERS--1.3%
Brown & Brown .......................................       1,900  $   51,870
Gallagher (Arthur J.) & Co. .........................       1,500      51,735
                                                                   ----------
                                                                      103,605
                                                                   ----------
INVESTMENT BANKING/BROKERAGE--0.6%
Lehman Brothers Holdings, Inc. ......................         700      46,760

INVESTMENT MANAGEMENT--0.3%
Eaton Vance Corp. ...................................         600      21,330

IRON & STEEL--0.7%
Nucor Corp. .........................................       1,100      58,256

LEISURE TIME (PRODUCTS)--3.0%
Direct Focus, Inc.(b) ...............................       1,550      48,360
Harley-Davidson, Inc. ...............................       3,600     195,516
                                                                   ----------
                                                                      243,876
                                                                   ----------
MACHINERY (DIVERSIFIED)--0.3%
Engineered Support Systems, Inc. ....................         600      20,526

MANUFACTURING (DIVERSIFIED)--1.5%
Danaher Corp. .......................................       1,300      78,403
Johnson Controls, Inc. ..............................         600      48,450
                                                                   ----------
                                                                      126,853
                                                                   ----------
MANUFACTURING (SPECIALIZED)--0.2%
IKON Office Solutions, Inc. .........................       1,700      19,873

MEDICAL PRODUCTS & SUPPLIES--2.1%
Affymetrix, Inc.(b) .................................         800      30,200
Cholestech Corp.(b) .................................       1,300      25,753
Diagnostic Products Corp. ...........................       1,300      57,135
Endocare, Inc.(b) ...................................       1,700      30,481
Zimmer Holdings, Inc. ...............................         900      27,486
                                                                   ----------
                                                                      171,055
                                                                   ----------
OIL & GAS (DRILLING & EQUIPMENT)--0.6%
Diamond Offshore Drilling, Inc. .....................         700      21,280
Helmerich & Payne, Inc. .............................         900      30,042
                                                                   ----------
                                                                       51,322
                                                                   ----------
OIL (INTERNATIONAL INTEGRATED)--0.8%
Exxon Mobil Corp. ...................................       1,700      66,810

REITS--2.3%
Archstone-Smith Trust ...............................       1,100      28,930
Avalonbay Communities, Inc. .........................         500      23,655
Camden Property Trust ...............................         500      18,350

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                           SHARES     VALUE
                                                          -------  ----------
REITS--CONTINUED
Highwoods Properties, Inc. ..........................         800  $   20,760
Host Marriott Corp. .................................       2,200      19,800
Public Storage, Inc. ................................         600      20,040
Shurgard Storage Centers, Inc. Class A ..............         800      25,600
Vornado Realty Trust ................................         700      29,120
                                                                   ----------
                                                                      186,255
                                                                   ----------
RESTAURANTS--0.8%
Starbucks Corp.(b) ..................................       3,400      64,770

RETAIL (BUILDING SUPPLIES)--1.0%
Home Depot, Inc. (The) ..............................         500      25,505
Lowe's Cos., Inc. ...................................       1,200      55,692
                                                                   ----------
                                                                       81,197
                                                                   ----------
RETAIL (COMPUTERS & ELECTRONICS)--1.1%
CDW Computer Centers, Inc.(b) .......................       1,700      91,307

RETAIL (DEPARTMENT STORES)--0.9%
Kohl's Corp.(b) .....................................       1,000      70,440

RETAIL (DISCOUNTERS)--0.7%
99 Cents Only Stores(b) .............................       1,500      57,150

RETAIL (SPECIALTY)--2.0%
AutoZone, Inc.(b) ...................................         300      21,540
O'Reilly Automotive, Inc.(b) ........................       1,000      36,470
PETsMART, Inc.(b) ...................................       3,400      33,456
Pier 1 Imports, Inc. ................................       4,100      71,094
                                                                   ----------
                                                                      162,560
                                                                   ----------
SAVINGS & LOAN COMPANIES--2.7%
Astoria Financial Corp. .............................         800      21,168
Charter One Financial, Inc. .........................         935      25,385
Dime Bancorp, Inc. ..................................         900      32,472
Golden West Financial Corp. .........................         300      17,655
New York Community Bancorp, Inc. ....................         950      21,727
Sovereign Bancorp, Inc. .............................       2,900      35,496
Washington Federal, Inc. ............................       1,200      30,936
Washington Mutual, Inc. .............................         650      21,255
Webster Financial Corp. .............................         600      18,918
                                                                   ----------
                                                                      225,012
                                                                   ----------
SERVICES (ADVERTISING/MARKETING)--0.2%
Metris Cos., Inc. ...................................         600      15,426

SERVICES (COMMERCIAL & CONSUMER)--3.8%
Apollo Group, Inc. Class A(b) .......................       2,250     101,272
Block (H&R), Inc. ...................................         600      26,820
Copart, Inc.(b) .....................................       2,100      76,377


                                                           SHARES     VALUE
                                                          -------  ----------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
Corporate Executive Board Co. (The)(b) ..............       2,300  $   84,410
Right Management Consultants, Inc.(b) ...............       1,500      25,950
                                                                   ----------
                                                                      314,829
                                                                   ----------
SERVICES (COMPUTER SYSTEMS)--0.7%
CACI International, Inc. Class A(b) .................         800      31,588
Digital River, Inc.(b) ..............................       1,800      28,656
                                                                   ----------
                                                                       60,244
                                                                   ----------
SERVICES (DATA PROCESSING)--1.3%
Paychex, Inc. .......................................       3,000     104,550

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
Metro One Telecommunications, Inc.(b) ...............       1,650      49,913

TELEPHONE--0.2%
CenturyTel, Inc. ....................................         500      16,400

TEXTILES (HOME FURNISHINGS)--0.3%
Mohawk Industries, Inc.(b) ..........................         400      21,952

TOBACCO--0.8%
UST, Inc. ...........................................       1,800      63,000

TRUCKERS--0.2%
Knight Transportation, Inc.(b) ......................       1,050      19,719

WASTE MANAGEMENT--0.2%
TRC Cos., Inc.(b) ...................................         400      20,000
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $6,911,249)                                        7,403,751
- -----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--5.8%

AIRLINES--0.2%
Ryanair Holdings plc ADR (Ireland)(b) ...............         600      19,230

AUTO PARTS & EQUIPMENT--1.3%
Magna International, Inc. Class A (Canada) ..........       1,700     107,899

BEVERAGES (ALCOHOLIC)--0.3%
Fomento Economico Mexicano SA de C.V. ADR (Mexico) ..         800      27,640

COMMUNICATIONS EQUIPMENT--0.4%
Nokia Oyj ADR (Finland) .............................       1,300      31,889

COMPUTERS (SOFTWARE & SERVICES)--0.7%
Cognos, Inc. (Canada)(b) ............................       1,500      37,500
TTI Team Telecom International Ltd. (Israel)(b) .....         700      17,514
                                                                   ----------
                                                                       55,014
                                                                   ----------

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                           SHARES     VALUE
                                                          -------  ----------
ELECTRICAL EQUIPMENT--0.2%
Siemens AG ADR (Germany) ............................         300  $   19,644

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.1%
Taro Pharmaceutical Industries Ltd. (Israel)(b) .....         800      31,960
Teva Pharmaceutical Industries Ltd. ADR (Israel) ....       2,300     141,749
                                                                   ----------
                                                                      173,709
                                                                   ----------
INSURANCE (LIFE/HEALTH)--0.6%
Aegon NV American Registered Shares (Netherlands) ...         800      21,416
Manulife Financial Corp. (Canada) ...................         900      23,454
                                                                   ----------
                                                                       44,870
                                                                   ----------
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $428,896)                                            479,895
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.9%
(IDENTIFIED COST $7,340,145)                                        7,883,646
- -----------------------------------------------------------------------------

                                                             PAR
                                                            VALUE
                                                            (000)     VALUE
                                                            -----  ----------
SHORT-TERM OBLIGATIONS--4.9%

REPURCHASE AGREEMENTS--4.9%
Morgan Stanley & Co., Inc. repurchase agreement
1.70%, dated 12/31/01, due 1/2/02, repurchase price
$404,038, collaterlized by a Freddie Mac Bond 6.50%,
1/1/09, market value $416,290 .......................        $404  $  404,000
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $404,000)                                            404,000
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $7,744,145)                                        8,287,646(a)

Other assets and liabilities, net--(0.8)%                             (68,312)
                                                                   ----------
NET ASSETS--100.0%                                                 $8,219,334
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $889,059 and gross depreciation of $384,564 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $7,783,151.
(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $7,744,145)                                    $  8,287,646
Cash                                                                      1,155
Receivables
   Dividends and interest                                                 5,827
   Fund shares sold                                                         345
Prepaid expenses                                                            197
                                                                   ------------
     Total assets                                                     8,295,170
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                               11,266
   Professional fee                                                      28,446
   Transfer agent fee                                                     9,891
   Printing fee                                                           8,456
   Distribution fee                                                       5,472
   Investment advisory fee                                                5,242
   Registration fee                                                       3,900
   Financial agent fee                                                      489
Accrued expenses                                                          2,674
                                                                   ------------
     Total liabilities                                                   75,836
                                                                   ------------
NET ASSETS                                                         $  8,219,334
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 11,142,099
Undistributed net investment loss                                       (34,229)
Accumulated net realized loss                                        (3,432,037)
Net unrealized appreciation                                             543,501
                                                                   ------------
NET ASSETS                                                         $  8,219,334
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $1,461,786)                      161,122
Net asset value per share                                                 $9.07
Offering price per share $9.07/(1-5.75%)                                  $9.62

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $4,491,076)                      500,457
Net asset value and offering price per share                              $8.97

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $1,483,961)                      165,176
Net asset value and offering price per share                              $8.98

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $782,511)                         85,491
Net asset value and offering price per share                              $9.15


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Dividends                                                           $    86,652
Interest                                                                 21,596
Foreign taxes withheld                                                     (800)
                                                                    -----------
     Total investment income                                            107,448
                                                                    -----------
EXPENSES
Investment advisory fee                                                  75,217
Distribution fee, Class A                                                 5,008
Distribution fee, Class B                                                52,123
Distribution fee, Class C                                                23,322
Financial agent fee                                                       7,020
Transfer agent                                                           56,275
Professional                                                             29,584
Registration                                                             27,330
Custodian                                                                21,631
Trustees                                                                 13,007
Printing                                                                  9,459
Amortization of deferred organization expenses                            4,632
Miscellaneous                                                             6,597
                                                                    -----------
     Total expenses                                                     331,205
                                                                    -----------
NET INVESTMENT LOSS                                                    (223,757)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (2,950,957)
Net realized gain on futures contracts                                    7,274
Net change in unrealized appreciation (depreciation) on
   investments                                                          890,088
                                                                    -----------
NET LOSS ON INVESTMENTS                                              (2,053,595)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(2,277,352)
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended         Year Ended
                                                                                                     12/31/01           12/31/00
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                     $  (223,757)       $    12,396
   Net realized gain (loss)                                                                          (2,943,683)         1,493,415
   Net change in unrealized appreciation (depreciation)                                                 890,088         (1,015,766)
                                                                                                    -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       (2,277,352)           490,045
                                                                                                    -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                            --            (10,468)
   Net investment income, Class B                                                                            --            (13,668)
   Net investment income, Class C                                                                            --             (5,503)
   Net investment income, Class I                                                                            --            (10,492)
   Net realized short-term gains, Class A                                                                    --           (220,723)
   Net realized short-term gains, Class B                                                                    --           (673,463)
   Net realized short-term gains, Class C                                                                    --           (324,309)
   Net realized short-term gains, Class I                                                                    --            (92,415)
                                                                                                    -----------        -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                                 --         (1,351,041)
                                                                                                    -----------        -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (112,822 and 84,778 shares, respectively)                            1,220,532          1,012,709
   Net asset value of shares issued from reinvestment of distributions
     (0 and 19,398 shares, respectively)                                                                     --            219,779
   Cost of shares repurchased (153,435 and 182,097 shares, respectively)                             (1,613,173)        (2,248,129)
                                                                                                    -----------        -----------
Total                                                                                                  (392,641)        (1,015,641)
                                                                                                    -----------        -----------
CLASS B
   Proceeds from sales of shares (11,319 and 68,597 shares, respectively)                               105,520            865,579
   Net asset value of shares issued from reinvestment of distributions
     (0 and 51,536 shares, respectively)                                                                     --            580,175
   Cost of shares repurchased (130,612 and 297,934 shares, respectively)                             (1,251,885)        (3,814,208)
                                                                                                    -----------        -----------
Total                                                                                                (1,146,365)        (2,368,454)
                                                                                                    -----------        -----------
CLASS C
   Proceeds from sales of shares (25,011 and 91,043 shares, respectively)                               220,580          1,169,420
   Net asset value of shares issued from reinvestment of distributions
     (0 and 27,130 shares, respectively)                                                                     --            305,628
   Cost of shares repurchased (156,675 and 274,416 shares, respectively)                             (1,428,604)        (3,533,070)
                                                                                                    -----------        -----------
Total                                                                                                (1,208,024)        (2,058,022)
                                                                                                    -----------        -----------
CLASS I
   Proceeds from sales of shares (0 and 0 shares, respectively)                                             --                  --
   Net asset value of shares issued from reinvestment of distributions
     (0 and 8,957 shares, respectively)                                                                      --            102,907
   Cost of shares repurchased (0 and 75,275 shares, respectively)                                            --           (988,590)
                                                                                                    -----------        -----------
Total                                                                                                        --           (885,683)
                                                                                                    -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                         (2,747,030)        (6,327,800)
                                                                                                    -----------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                             (5,024,382)        (7,188,796)

NET ASSETS
   Beginning of period                                                                               13,243,716         20,432,512
                                                                                                    -----------        -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT LOSS AND DISTRIBUTIONS IN EXCESS OF
     NET INVESTMENT INCOME OF ($34,229) AND ($18,451), RESPECTIVELY]                                $ 8,219,334        $13,243,716
                                                                                                    ===========        ===========

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $11.03       $12.13      $13.40       $13.73      $11.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.16)(4)     0.09        0.17(4)      0.11        0.24
   Net realized and unrealized gain (loss)                         (1.80)        0.06       (0.08)       (0.33)       2.36
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.96)        0.15        0.09        (0.22)       2.60
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.05)      (0.21)       (0.11)      (0.24)
   Dividends from net realized gains                                  --        (1.20)      (1.15)          --          --
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.25)      (1.36)       (0.11)      (0.24)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.96)       (1.10)      (1.27)       (0.33)       2.36
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 9.07       $11.03      $12.13       $13.40      $13.73
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (17.77)%       0.98%       1.09%       (1.61)%     23.12%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,462       $2,224      $3,393       $8,172      $6,836
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.79 %       2.19%       1.80%        1.56 %(2)   1.30%(2)
   Net investment income                                           (1.72)%       0.57%       1.28%        0.82 %      2.26%
Portfolio turnover                                                   146 %        242%        193%         152 %       120%

                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.98       $12.14      $13.39       $13.73      $11.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.23)(4)    (0.01)       0.08(4)      0.02        0.16
   Net realized and unrealized gain (loss)                         (1.78)        0.07       (0.08)       (0.34)       2.36
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (2.01)        0.06        0.00        (0.32)       2.52
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.02)      (0.10)       (0.02)      (0.16)
   Dividends from net realized gains                                  --        (1.20)      (1.15)          --          --
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.22)      (1.25)       (0.02)      (0.16)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (2.01)       (1.16)      (1.25)       (0.34)       2.36
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.97       $10.98      $12.14       $13.39      $13.73
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (18.31)%       0.22 %      0.42%       (2.33)%     22.29%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,491       $6,807      $9,684      $16,416     $11,920
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               3.50 %       2.90 %      2.51%        2.26 %(3)   2.00%(3)
   Net investment income                                           (2.43)%      (0.15)%      0.64%        0.12 %      1.56%
Portfolio turnover                                                   146 %        242 %       193%         152 %       120%

(1) Maximum sales charge is not reflected in total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.61% and 2.00% for the periods ended December 31, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.31% and 2.70% for the periods ended December 31, 1998 and 1997, respectively.
(4) Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $11.00       $12.15      $13.37       $13.71      $11.38
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.23)(4)     0.01        0.08(4)      0.02        0.17
   Net realized and unrealized gain (loss)                         (1.79)        0.06       (0.07)       (0.34)       2.33
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (2.02)        0.07        0.01        (0.32)       2.50
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.02)      (0.08)       (0.02)      (0.17)
   Dividends from net realized gains                                  --        (1.20)      (1.15)          --          --
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.22)      (1.23)       (0.02)      (0.17)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (2.02)       (1.15)      (1.22)       (0.34)       2.33
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.98       $11.00      $12.15       $13.37      $13.71
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (18.36)%       0.28 %      0.45%       (2.34)%     22.15%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,484       $3,264      $5,507      $14,364     $13,525
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               3.49 %       2.89 %      2.50%        2.26 %(2)   2.00%(2)
   Net investment income                                           (2.42)%      (0.11)%      0.60%        0.12 %      1.56%
Portfolio turnover                                                   146 %        242 %       193%         152 %       120%

                                                                                           CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $11.09       $12.18      $13.44       $13.77      $11.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.14)(4)     0.13        0.23(4)      0.15        0.24
   Net realized and unrealized gain (loss)                         (1.80)        0.05       (0.09)       (0.33)       2.40
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.94)        0.18        0.14        (0.18)       2.64
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.07)      (0.25)       (0.15)      (0.24)
   Dividends from net realized gains                                  --        (1.20)      (1.15)          --          --
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.27)      (1.40)       (0.15)      (0.24)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.94)       (1.09)      (1.26)       (0.33)       2.40
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 9.15       $11.09      $12.18       $13.44      $13.77
                                                                  ======       ======      ======       ======      ======
Total return                                                      (17.49)%       1.19%       1.46%       (1.31)%     23.42%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                            $783         $948      $1,848       $1,664      $1,686
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.53 %       1.90%       1.54%        1.26 %(3)   1.00%(3)
   Net investment income                                           (1.46)%       0.95%       1.72%        1.12 %      2.56%
Portfolio turnover                                                   146 %        242%        193%         152 %       120%

(1) Maximum sales charge is not reflected in total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.31% and 2.70% for the periods ended December 31, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.31% and 1.70% for the periods ended December 31, 1998 and 1997, respectively.
(4) Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                        INVESTMENTS AT DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                        ------   ------------
COMMON STOCKS--32.8%

UNITED STATES--32.8%
Adobe Systems, Inc. (Computers (Software &
Services)) ..........................................   16,000   $    496,800

Affiliated Computer Services, Inc. Class A
(Computers (Software & Services))(b) ................    6,000        636,780

Albertson's, Inc. (Retail (Food Chains)) ............    6,000        188,940
Alcoa, Inc. (Aluminum) ..............................   29,000      1,030,950

American Power Conversion Corp. (Electrical
Equipment)(b) .......................................   26,000        375,960

Analog Devices, Inc. (Electronics
(Semiconductors))(b) ................................    8,000        355,120

AOL Time Warner, Inc. (Entertainment)(b) ............   26,000        834,600

Applied Materials, Inc. (Equipment
(Semiconductors))(b) ................................   13,000        521,300

Arrow Electronics, Inc. (Electronics (Component
Distributors))(b) ...................................   13,000        388,700

Atmel Corp. (Electronics (Semiconductors))(b) .......   38,000        280,060
AutoNation, Inc. (Retail (Specialty))(b) ............   76,000        937,080
AutoZone, Inc. (Retail (Specialty))(b) ..............   11,000        789,800
Bank of America Corp. (Banks (Money Center)) ........   16,000      1,007,200
BellSouth Corp. (Telephone) .........................   14,000        534,100
Bemis Co., Inc. (Containers & Packaging (Paper)) ....    6,000        295,080
Biogen, Inc. (Biotechnology)(b) .....................    2,000        114,700


                                                        SHARES       VALUE
                                                        ------   ------------
UNITED STATES--CONTINUED
Blockbuster, Inc. Class A (Entertainment) ...........   44,000   $  1,108,800
Bristol-Myers Squibb Co. (Health Care (Diversified))    22,000      1,122,000

Broadcom Corp. Class A (Electronics
(Semiconductors))(b) ................................    6,000        245,220

Burlington Northern Santa Fe Corp. (Railroads) ......    9,000        256,770
Cardinal Health, Inc. (Distributors (Food & Health))    28,000      1,810,480
Catellus Development Corp. (Homebuilding)(b) ........   37,000        680,800
Caterpillar, Inc. (Machinery (Diversified)) .........   11,000        574,750
Cendant Corp. (Services (Commercial & Consumer))(b) .   39,000        764,790
CenturyTel, Inc. (Telephone) ........................   12,000        393,600
CIGNA Corp. (Health Care (Managed Care)) ............    6,000        555,900
Cisco Systems, Inc. (Computers (Networking))(b) .....   50,000        905,500
Citigroup, Inc. (Financial (Diversified)) ...........   22,000      1,110,560

Citrix Systems, Inc. (Computers (Software &
Services))(b) .......................................   24,000        543,840

Clorox Co. (The) (Household Products (Non-Durable)) .   23,000        909,650

Comverse Technology, Inc. (Communications
Equipment)(b) .......................................   17,000        380,290

Conoco, Inc. (Oil (Domestic Integrated)) ............   46,000      1,301,800
Cooper Industries, Inc. (Electrical Equipment) ......   30,000      1,047,600
Coors (Adolph) Co. Class B (Beverages (Alcoholic)) ..    5,000        267,000

Cytyc Corp. (Health Care (Medical Products &
Supplies))(b) .......................................    9,000        234,900

Darden Restaurants, Inc. (Restaurants) ..............   24,000        849,600


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
UNITED STATES--CONTINUED
Dell Computer Corp. (Computers (Hardware))(b) .......   56,000   $  1,522,080
Dial Corp. (The) (Household Products (Non-Durable)) .   12,000        205,800
Dynegy, Inc. Class A (Natural Gas) ..................    4,000        102,000
Eaton Vance Corp. (Investment Management) ...........    8,000        284,400
eBay, Inc. (Computers (Software & Services))(b) .....   13,000        869,700

Electronic Data Systems Corp. (Services (Computer
Systems)) ...........................................    8,000        548,400

Engelhard Corp. (Chemicals (Diversified)) ...........   33,000        913,440
Entergy Corp. (Electric Companies) ..................    4,000        156,440
Express Scripts, Inc. (Health Care (Managed Care))(b)   15,000        701,400
Fannie Mae (Financial (Diversified)) ................   13,000      1,033,500
FirstEnergy Corp. (Electric Companies) ..............   25,000        874,500
FleetBoston Financial Corp. (Banks (Major Regional))    10,000        365,000
Freddie Mac (Financial (Diversified)) ...............    7,000        457,800

Freeport-McMoRan Copper & Gold, Inc. Class B
(Metals Mining)(b) ..................................    8,000        107,120

General Electric Co. (Electrical Equipment) .........   52,000      2,084,160
Georgia-Pacific Corp. (Paper & Forest Products) .....   16,000        441,760

Guidant Corp. (Health Care (Medical Products &
Supplies))(b) .......................................   13,000        647,400

Harrah's Entertainment, Inc. (Gaming, Lottery &
Pari-mutuel Companies)(b) ...........................   19,000        703,190

Health Net, Inc. (Health Care (Managed Care))(b) ....   26,000        566,280

Hillenbrand Industries, Inc. (Manufacturing
(Diversified)) ......................................    5,000        276,350

Home Depot, Inc. (The) (Retail (Building Supplies)) .   23,000      1,173,230
Hormel Foods Corp. (Foods) ..........................   11,000        295,570
Huntington Bancshares, Inc. (Banks (Major Regional))    29,000        498,510
Intel Corp. (Electronics (Semiconductors)) ..........   30,000        943,500
ITT Industries, Inc. (Manufacturing (Diversified)) ..   14,000        707,000
Jabil Circuit, Inc. (Manufacturing (Specialized))(b)    10,000        227,200
Johnson & Johnson (Health Care (Diversified)) .......   13,000        768,300
Jones Apparel Group, Inc. (Textiles (Apparel))(b) ...   28,000        928,760
KLA-Tencor Corp. (Equipment (Semiconductors))(b) ....   21,000      1,040,760
Kroger Co. (The) (Retail (Food Chains))(b) ..........   11,000        229,570

Leggett & Platt, Inc. (Household Furnishings &
Appliances) .........................................   41,000        943,000

Lehman Brothers Holdings, Inc. (Investment
Banking/Brokerage) ..................................   13,000        868,400
Lennar Corp. (Homebuilding) .........................   13,000        608,660


                                                        SHARES       VALUE
                                                        ------   ------------
UNITED STATES--CONTINUED
Lockheed Martin Corp. (Aerospace/Defense) ...........    6,000   $    280,020

Macrovision Corp. (Computers (Software &
Services))(b) .......................................    6,000        211,320

May Department Stores Co. (The) (Retail
(Department Stores)) ................................    7,000        258,860
MBNA Corp. (Consumer Finance) .......................   14,000        492,800

Merck & Co., Inc. (Health Care (Drugs-Major
Pharmaceuticals)) ...................................   22,000      1,293,600

Mercury Interactive Corp. (Computers (Software &
Services))(b) .......................................    5,000        169,900

Merrill Lynch & Co., Inc. (Investment
Banking/Brokerage) ..................................   14,000        729,680

MetLife, Inc. (Insurance (Life/Health)) .............   16,000        506,880

MGM Mirage, Inc. (Gaming, Lottery & Pari-mutuel
Companies)(b) .......................................   15,000        433,050

Microsoft Corp. (Computers (Software & Services))(b)    27,000      1,788,750

Nabors Industries, Inc. (Oil & Gas (Drilling &
Equipment))(b) ......................................   11,000        377,630

North Fork Bancorp., Inc. (Banks (Regional)) ........   28,000        895,720
Oracle Corp. (Computers (Software & Services))(b) ...   15,000        207,150

Packaging Corp. of America (Containers & Packaging
(Paper))(b) .........................................   13,000        235,950

Pactiv Corp. (Containers & Packaging (Paper))(b) ....   46,000        816,500

Pepsi Bottling Group, Inc. (The) (Beverages
(Non-Alcoholic)) ....................................   38,000        893,000

PepsiCo, Inc. (Beverages (Non-Alcoholic)) ...........   12,000        584,280

Pfizer, Inc. (Health Care (Drugs-Major
Pharmaceuticals)) ...................................   38,000      1,514,300

Pharmaceutical Product Development, Inc.
(Health Care (Specialized Services))(b) .............    8,000        258,480

Philip Morris Cos., Inc. (Tobacco) ..................    8,000        366,800
Phillips Petroleum Co. (Oil (Domestic Integrated)) ..    9,000        542,340
Popular, Inc. (Banks (Regional)) ....................   28,000        814,240
Protective Life Corp. (Insurance (Life/Health)) .....    9,000        260,370
Pulte Homes, Inc. (Homebuilding) ....................    7,000        312,690
QUALCOMM, Inc. (Communications Equipment)(b) ........    7,000        353,500


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
UNITED STATES--CONTINUED
Quest Software, Inc. (Computers (Software &
Services))(b) .......................................    7,000   $    154,770

Radian Group, Inc. (Insurance (Property-Casualty)) ..   19,000        816,050
Robinson (C.H.) Worldwide, Inc. (Truckers) ..........   15,000        433,725

Schering-Plough Corp. (Health Care (Drugs-Major
Pharmaceuticals)) ...................................   26,000        931,060

Scientific-Atlanta, Inc. (Communications Equipment) .   16,000        383,040

Sears, Roebuck and Co. (Retail (General
Merchandise)) .......................................   37,000      1,762,680

Sempra Energy (Natural Gas) .........................   52,000      1,276,600

Siebel Systems, Inc. (Computers (Software &
Services))(b) .......................................   62,000      1,734,760

Smithfield Foods, Inc. (Foods)(b) ...................   42,000        925,680
Solectron Corp. (Electrical Equipment)(b) ...........   19,000        214,320
SouthTrust Corp. (Banks (Major Regional)) ...........   34,000        838,780

Sprint Corp. (FON Group) (Telecommunications
(Long Distance)) ....................................   72,000      1,445,760

Sprint Corp. (PCS Group) (Telecommunications
(Cellular/Wireless))(b) .............................    7,000        170,870

Sun Microsystems, Inc. (Computers (Hardware))(b) ....   37,000        455,100
Sunoco, Inc. (Oil & Gas (Refining & Marketing)) .....   11,000        410,740
TJX Cos., Inc. (The) (Retail (Specialty-Apparel)) ...   26,000      1,036,360
Tyco International Ltd. (Manufacturing (Diversified))    4,699        276,801
U.S. Bancorp (Banks (Major Regional)) ...............   64,000      1,339,520

Ultramar Diamond Shamrock Corp. (Oil & Gas
(Refining & Marketing)) .............................    5,000        247,400

UnitedHealth Group, Inc. (Health Care (Managed
Care)) ..............................................   14,000        990,780

UnumProvident Corp. (Insurance (Life/Health)) .......    7,000        185,570

USA Networks, Inc. (Broadcasting (Television,
Radio & Cable))(b) ..................................   10,000        273,100

USX-Marathon Group (Oil (Domestic Integrated)) ......   10,000        300,000
Vishay Intertechnology, Inc. (Electrical Equipment)(b)  15,000        292,500
Wal-Mart Stores, Inc. (Retail (General Merchandise))    13,000        748,150
Washington Mutual, Inc. (Savings & Loan Companies) ..   12,000        392,400
Wendy's International, Inc. (Restaurants) ...........   18,000        525,060
West Corp. (Services (Commercial & Consumer))(b) ....   30,000        748,200


                                                        SHARES       VALUE
                                                        ------   ------------
UNITED STATES--CONTINUED
Westvaco Corp. (Paper & Forest Products) ............    8,000   $    227,600

Whirlpool Corp. (Household Furnishings &
Appliances) .........................................   12,000        879,960

Williams Cos., Inc. (The) (Natural Gas) .............   10,000        255,200

WorldCom, Inc. - WorldCom Group
(Telecommunications (Long Distance))(b) .............   26,000        366,080

Zimmer Holdings, Inc. (Health Care (Medical
Products & Supplies))(b) ............................    2,200         67,188
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $84,558,625)                                      81,647,814
- -----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--33.3%

AUSTRALIA--3.6%
AMP Ltd. (Insurance (Life/Health)) ..................  255,500      2,411,722
BHP Billiton Ltd. (Metals Mining) ...................  322,155      1,731,529

Commonwealth Bank of Australia (Banks
(Money Center)) .....................................  123,000      1,885,091

OneSteel Ltd. (Iron & Steel) ........................   41,425         23,410

Telstra Corp. Ltd. (Telecommunications (Long
Distance)) ..........................................  456,000      1,269,812

Woolworths Ltd. (Retail (Food Chains))...............  274,000      1,576,494
                                                                 ------------
                                                                    8,898,058
                                                                 ------------

AUSTRIA--2.4%
Austria Tabakwerke AG (Tobacco) .....................   10,288        747,930

Austrian Airlines/Osterreichische Luftverkehrs AG
(Airlines) ..........................................   19,778        137,357

BWT AG (Waste Management) ...........................    7,633        166,508

Erste Bank der oesterreichischen Sparkassen AG
(Banks (Money Center)) ..............................   15,412        819,232

Flughafen Wien AG (Services (Commercial &
Consumer)) ..........................................   11,539        308,222

Generali Holding Vienna AG (Insurance (Multi-Line)) .    3,328        450,402

Mayr-Melnhof Karton AG (Containers & Packaging
(Paper)) ............................................    6,565        310,737

Oesterreichische Elektrizitaetswirtschafts-AG
Class A (Electric Companies) ........................   10,819        809,171


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
AUSTRIA--CONTINUED
OMV AG (Oil & Gas (Refining & Marketing)) ...........   12,696   $  1,063,954

Telekom Austria AG (Telecommunications (Long
Distance))(b) .......................................   95,429        791,050

Wienerberger AG (Building Materials) ................   33,778        473,684
                                                                 ------------
                                                                    6,078,247
                                                                 ------------
BELGIUM--2.3%
Agfa Gevaert NV (Electronics (Component
Distributors)) ......................................   13,424        181,557

Delhaize Le Lion SA (Retail (Food Chains)) ..........    5,025        261,514
Electrabel SA (Electric Companies) ..................    4,477        932,775
Fortis (Financial (Diversified)) ....................   61,386      1,593,242

Groupe Bruxelles Lambert SA (Manufacturing
(Diversified)) ......................................    9,785        514,464

Interbrew (Beverages (Alcoholic)) ...................   14,335        392,479
KBC Bankverzekeringsholding (Banks (Money Center)) ..   25,638        860,596
Solvay SA (Chemicals (Specialty)) ...................    9,121        549,394
UCB SA (Health Care (Diversified)) ..................   14,268        577,646
                                                                 ------------
                                                                    5,863,667
                                                                 ------------
FINLAND--1.9%
Metso Corp. (Machinery (Diversified)) ...............    4,500         47,279
Nokia Oyj Class A (Communications Equipment) ........  164,800      4,249,419
Sampo Oyj Class A (Insurance (Multi-Line)) ..........   10,500         82,271
TietoEnator Oyj (Computers (Software & Services)) ...    2,200         58,275
UPM-Kymmene Oyj (Paper & Forest Products) ...........    8,500        281,916
                                                                 ------------
                                                                    4,719,160
                                                                 ------------
FRANCE--3.7%
Alcatel SA Class A (Communications Equipment) .......   28,466        486,633

Aventis SA (Health Care (Drugs-Major
Pharmaceuticals)) ...................................   11,335        804,871

AXA (Insurance (Multi-Line)) ........................   17,820        372,387
BNP Paribas SA (Banks (Money Center)) ...............    9,150        818,768
Carrefour SA (Retail (Food Chains)) .................    3,700        192,393

Compagnie de Saint-Gobain (Containers & Packaging
(Paper)) ............................................    3,001        452,907

France Telecom SA (Telecommunications (Long
Distance)) ..........................................   15,049        601,628

L' Air Liquide SA (Chemicals (Specialty)) ...........    1,811        253,803
L'Oreal SA (Household Products (Non-Durable)) .......   15,870      1,143,140


                                                        SHARES       VALUE
                                                        ------   ------------
FRANCE--CONTINUED
LVMH Moet Hennessy Louis Vuitton SA (Textiles
(Apparel)) ..........................................    5,220   $    212,403

Schneider Electric SA (Electrical Equipment) ........    5,776        277,712
Simco SA (Financial (Diversified)) ..................    6,600        455,428

STMicroelectronics NV (Electronics
(Semiconductors)) ...................................   12,973        416,408

TotalFinaElf SA (Oil & Gas (Refining & Marketing)) ..   13,157      1,879,036

Vivendi Universal SA (Broadcasting (Television,
Radio & Cable)) .....................................   14,034        768,476
                                                                 ------------
                                                                    9,135,993
                                                                 ------------
GERMANY--3.9%
Allianz AG (Insurance (Multi-Line)) .................    5,250      1,241,074
BASF AG (Chemicals (Diversified)) ...................   26,200        976,271
Bayer AG (Chemicals (Diversified)) ..................   39,700      1,261,922

Bayerische Hypo-und Vereinsbank AG (Banks
(Money Center)) .....................................    6,250        190,040

DaimlerChrysler AG (Automobiles) ....................   20,160        863,395
Deutsche Bank AG (Banks (Money Center)) .............    8,700        614,280
Dresdner Bank AG (Banks (Money Center)) .............   16,500        600,871
E.On AG (Manufacturing (Diversified)) ...............    9,360        486,701
KarstadtQuelle AG (Retail (Department Stores)) ......    7,500        293,157

Muenchener Rueckversicherungs-Gesellschaft AG
(Insurance (Multi-Line)) ............................      300         81,469

RWE AG (Manufacturing (Diversified)) ................   19,550        738,922
SAP AG (Computers (Software & Services)) ............    3,000        393,217
Siemens AG (Manufacturing (Diversified)) ............   24,300      1,619,466
Volkswagen AG (Automobiles) .........................    6,800        316,654
                                                                 ------------
                                                                    9,677,439
                                                                 ------------
ITALY--2.7%
Assicurazioni Generali SpA (Insurance
(Life/Health)) ......................................   29,198        811,113

Benetton Group SpA (Textiles (Apparel)) .............    9,661        109,417
Enel SpA (Electric Companies) .......................   77,033        434,165
ENI SpA (Oil (Domestic Integrated)) .................   81,153      1,017,375
Fiat SpA (Automobiles) ..............................   10,156        162,949
IntesaBci SpA (Banks (Money Center)) ................   63,000        157,623

Mediaset SpA (Broadcasting (Television, Radio &
Cable)) .............................................   36,087        263,796

Mediobanca SpA (Banks (Major Regional)) .............   17,635        197,529
Pirelli SpA (Electrical Equipment) ..................  103,067        180,784


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
ITALY--CONTINUED
Riunione Adriatica di Sicurta SpA (Insurance
(Multi-Line)) .......................................   26,416   $    311,172

Sanpaolo IMI SpA (Banks (Money Center)) .............   31,472        337,664
Seat Pagine Gialle SpA (Specialty Printing)(b) ......    4,737          3,825
Sirti SpA (Engineering & Construction)(b) ...........   19,582         17,156
Snia SpA (Health Care (Medical Products & Supplies))    16,406         22,057

Telecom Italia Mobile SpA (Telecommunications
(Cellular/Wireless)) ................................  263,066      1,468,609

Telecom Italia SpA (Telecommunications (Long
Distance)) ..........................................   84,595        723,086

UniCredito Italiano SpA (Banks (Money Center)) ......   134,443       539,869
                                                                 ------------
                                                                    6,758,189
                                                                 ------------
JAPAN--4.2%
ACOM Co. Ltd. (Consumer Finance) ....................    3,600        262,323
Aiful Corp. (Consumer Finance) ......................    5,260        340,339
Ajinomoto Co., Inc. (Foods) .........................    9,000         87,899
Asahi Bank Ltd. (The) (Banks (Money Center)) ........   26,000         16,267
Asahi Glass Co. Ltd. (Chemicals (Specialty)) ........    9,000         53,220
Asahi Kasei Corp. (Chemicals (Diversified)) .........   19,000         66,687
Bridgestone Corp. (Auto Parts & Equipment) ..........    8,000         84,664
Canon, Inc. (Electronics (Component Distributors)) ..   12,000        412,941

Daiwa Securities Group, Inc. (Investment Banking/
Brokerage) ..........................................   24,000        126,171

Denso Corp. (Auto Parts & Equipment) ................   10,000        132,458
East Japan Railway Co. (Railroads) ..................       32        154,555
Fanuc Ltd. (Machinery (Diversified)) ................    2,800        119,213
Fuji Photo Film Co. Ltd. (Leisure Time (Products)) ..   14,000        499,924
Fujikura Ltd. (Electrical Equipment) ................    2,000          7,508
Fujitsu Ltd. (Computers (Hardware)) .................   14,000        101,908
Hitachi Ltd. (Manufacturing (Diversified)) ..........   44,000        322,295
Honda Motor Co. Ltd. (Automobiles) ..................   10,000        399,054
Ito-Yokado Co. Ltd. (Retail (Food Chains)) ..........    3,000        135,510

Kansai Electric Power Co., Inc. (The) (Electric
Companies) ..........................................   10,500        150,378

Keio Electric Railway Co. Ltd. (Retail (Department
Stores)) ............................................   62,000        305,127

Kinki Nippon Railway Co. Ltd. (Railroads) ...........   29,870         95,723
Kirin Brewery Co. Ltd. (Beverages (Alcoholic)) ......   15,000        107,241
Kuraray Co. Ltd. (Chemicals (Specialty)) ............   16,000        102,182
Kyocera Corp. (Electronics (Component Distributors))     2,800        182,664


                                                        SHARES       VALUE
                                                        ------   ------------
JAPAN--CONTINUED
Kyowa Hakko Kogyo Co. Ltd. (Health Care
(Diversified)) ......................................    3,000   $     14,238

Marui Co. Ltd. (Retail (Department Stores)) .........    4,000         47,307

Matsushita Electric Industrial Co. Ltd. (Electronics
(Component Distributors)) ...........................   16,000        205,463

Minebea Co. Ltd. (Metal Fabricators) ................   17,000         91,576
Mitsubishi Chemical Corp. (Chemicals (Diversified)) .   38,000         80,894
Mitsubishi Corp. (Distributors (Food & Health)) .....   18,000        116,878

Mitsubishi Heavy Industries Ltd. (Machinery
(Diversified)) ......................................   26,000         69,434

Mitsubishi Tokyo Financial Group, Inc. (Banks
(Money Center))(b) ..................................       45        301,808

Mitsui & Co. Ltd. (Distributors (Food & Health)) ....   29,000        143,606
Mizuho Holdings, Inc. (Banks (Money Center)) ........       68        138,532
Murata Manufacturing Co. Ltd. (Electrical Equipment)     4,000        239,890
NGK Insulators Ltd. (Electrical Equipment) ..........    9,000         66,679
Nichiro Corp. (Foods) ...............................   18,000         20,052
Nippon Flour Mills Co. Ltd. (Foods) .................    4,000          8,240
Nippon Steel Corp. (Iron & Steel) ...................  125,000        180,261

Nippon Telegraph & Telephone Corp. ..................
(Telecommunications (Long Distance)) ................      100        325,805

Nippon Yusen Kabushiki Kaisha (Shipping) ............   37,000        111,514
Nissan Motor Co. Ltd. (Automobiles) .................   22,000        116,664
Nisshin Seifun Group, Inc. (Agricultural Products) ..   19,000        114,528
Obayashi Corp. (Engineering & Construction) .........   16,000         45,414
Oji Paper Co. Ltd (Paper & Forest Products) .........   15,000         59,629
Osaka Gas Co. Ltd. (Natural Gas) ....................    4,000          9,553
Promise Co. Ltd. (Consumer Finance) .................    1,800         97,375
Rohm Co. Ltd. (Electronics (Semiconductors)) ........    1,000        129,788

Sankyo Co. Ltd. (Health Care (Drugs-Major
Pharmaceuticals)) ...................................    4,000         68,518

Sanyo Electric Co. Ltd. (Electronics (Component
Distributors)) ......................................   18,000         85,015

Shin-Etsu Chemical Co. Ltd. (Chemicals (Specialty)) .    7,000        251,564

Shinagawa Refractories Co. Ltd. (Construction
(Cement & Aggregates)) ..............................   12,000         14,467

Shizuoka Bank, Ltd. (The) (Banks (Money Center)) ....    5,000         37,845
Sony Corp (Household Furnishings & Appliances) ......   11,500        525,599


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
JAPAN--CONTINUED
Sumitomo Chemical Co. Ltd. (Chemicals (Specialty)) ..    9,000   $     30,559

Sumitomo Electric Industries Ltd. (Electrical
Equipment) ..........................................   13,000         90,760

Sumitomo Mitsui Banking Corp. (Banks (Money
Center)) ............................................   50,600        214,276

Takeda Chemical Industries Ltd. (Health Care
(Drugs-Major Pharmaceuticals)) ......................   18,000        814,436

Takefuji Corp. (Consumer Finance) ...................    1,700        122,967
Toa Corp. (Engineering & Construction) ..............    1,000            839
Toho Zinc Co. Ltd. (Metals Mining) ..................    6,000          6,959

Tokyo Electric Power Co., Inc. (The) (Electric
Companies) ..........................................      800         17,030

Toppan Printing Co. Ltd. (Publishing) ...............   13,000        119,922
Toray Industries, Inc. (Textiles (Home Furnishings))    25,000         60,468
Toyota Industries Corp. (Auto Parts & Equipment) ....    4,000         58,294
Toyota Motor Corp. (Automobiles) ....................   26,000        658,630
UFJ Holdings, Inc. (Banks (Money Center))(b) ........       15         33,076

Yamanouchi Pharmaceutical Co. Ltd. (Health Care
(Diversified)) ......................................    6,000        158,401
                                                                 ------------
                                                                   10,371,004
                                                                 ------------
NORWAY--2.2%
Bergesen d.y. ASA (Shipping) ........................   16,200        287,180
DnB Holding ASA (Banks (Major Regional)) ............  149,300        672,487
Elkem ASA (Metal Fabricators) .......................    9,200        153,858
Frontline Ltd. (Shipping) ...........................   14,700        152,420

Merkantildata ASA (Computers (Software &
Services))(b) .......................................   25,600         30,254

Norsk Hydro ASA (Manufacturing (Diversified)) .......   46,000      1,928,360
Norske Skogindustrier ASA (Paper & Forest Products) .   12,800        240,465
Opticom ASA (Computers (Peripherals))(b) ............    2,200         90,264
Orkla ASA (Foods) ...................................   39,700        672,785

Petroleum Geo-Services ASA (Oil & Gas (Drilling &
Equipment))(b) ......................................   16,800        130,178

Schibsted ASA (Publishing (Newspapers)) .............   13,800        133,088
Smedvig ASA (Oil & Gas (Drilling & Equipment)) ......    4,500         30,855
Storebrand ASA (Insurance (Life/Health)) ............   49,100        284,661
Telenor ASA (Telecommunications (Long Distance)) ....   89,300        384,310
Tomra Systems ASA (Manufacturing (Diversified)) .....   29,100        279,019
                                                                 ------------
                                                                    5,470,184
                                                                 ------------


                                                        SHARES       VALUE
                                                        ------   ------------
SPAIN--2.3%
Acerinox SA (Iron & Steel) ..........................    2,214   $     74,022
Altadis SA (Tobacco) ................................   11,003        187,119

Autopistas, Concesionaria Espanola SA (Services
(Commercial & Consumer)) ............................    8,684         86,521

Banco Bilbao Vizcaya Argentaria SA (Banks
(Money Center)) .....................................   85,696      1,060,594

Banco Santander Central Hispano SA (Banks
(Money Center)) .....................................   121,166     1,015,183

Corporacion Financiera Alba SA (Financial
(Diversified)) ......................................    2,443         51,791

Corporacion Mapfre SA (Insurance (Property-
Casualty)) ..........................................    9,900         57,384

Endesa SA (Electric Companies) ......................   31,241        488,732

Fomento de Construcciones y Contratas SA
(Engineering & Construction) ........................    5,393        111,642

Gas Natural SDG SA (Natural Gas) ....................   12,346        205,562
Grupo Dragados SA (Engineering & Construction) ......    8,703        116,467
Iberdrola SA (Electric Companies) ...................   30,043        391,079
Repsol YPF SA (Oil & Gas (Refining & Marketing)) ....   34,697        506,034

Sociedad General de Aguas de Barcelona SA (Water
Utilities) ..........................................    7,372         91,894

Telefonica SA (Telecommunications (Long Distance))(b)   88,396      1,182,947
Union Fenosa SA (Electric Companies) ................    7,464        120,820
                                                                 ------------
                                                                    5,747,791
                                                                 ------------
SWEDEN--1.0%
ForeningsSparbanken AB (Banks (Money Center)) .......   16,100        199,529

Hennes & Mauritz AB Class B (Retail (Specialty-
Apparel)) ...........................................   25,600        529,587

Skandia Forsakrings AB (Insurance (Life/Health)) ....   30,800        223,152

Svenska Handelsbanken AB  Class A (Banks
(Money Center)) .....................................   21,500        315,643

Telefonaktiebolaget LM Ericsson Class B
(Communications Equipment) ..........................   246,900     1,341,632
                                                                 ------------
                                                                    2,609,543
                                                                 ------------
SWITZERLAND--0.1%
Zurich Financial Services AG (Insurance (Multi-Line))      604        141,697


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
UNITED KINGDOM--3.0%
Abbey National plc (Financial (Diversified)) ........   22,572   $    321,946
BAA plc (Services (Commercial & Consumer)) ..........    4,734         37,929
BOC Group plc (Chemicals (Specialty)) ...............   16,077        248,026
Boots Co. plc (Retail (Drug Stores)) ................   16,015        136,238
BP plc (Oil (Domestic Integrated)) ..................   123,200       957,499
BT Group plc (Telecommunications (Long Distance))(b)    85,577        315,111
Cadbury Schweppes plc (Foods) .......................   29,336        187,008
De La Rue plc (Specialty Printing) ..................      250          1,641

GlaxoSmithKline plc (Health Care (Drugs-Major
Pharmaceuticals)) ...................................   45,244      1,134,573

Hilton Group plc (Gaming, Lottery & Pari-mutuel
Companies) ..........................................   18,800         57,733

HSBC Holdings plc (Financial (Diversified)) .........   66,485        779,911
Innogy Holdings plc (Electric Companies) ............   13,500         37,724
International Power plc (Electric Companies)(b) .....   13,500         39,787
Invensys plc (Electronics (Component Distributors)) .   45,200         78,448
Kingfisher plc (Retail (Building Supplies)) .........    6,723         39,237
mm02 plc (Telecommunications (Cellular/Wireless))(b)    85,577        107,736
Novar plc (Building Materials) ......................   11,340         20,878
Prudential plc (Insurance (Life/Health)) ............   28,048        324,939
Railtrack Group plc (Railroads)(h)(i) ...............    8,800              0

Royal Bank of Scotland Group plc (Banks (Money
Center)) ............................................   11,488        279,555

Scottish Power plc (Electric Companies) .............   19,200        106,187
Six Continents plc (Lodging - Hotels) ...............   20,927        207,111
Smiths Group plc (Manufacturing (Diversified)) ......    3,443         33,924
South African Breweries plc (Beverages (Alcoholic)) .   20,000        131,722
Tesco plc (Retail (Food Chains)) ....................   49,884        180,779
Unilever plc (Foods) ................................   38,075        312,540

Vodafone Group plc (Telecommunications
(Cellular/Wireless)) ................................   474,665     1,241,774

Wolseley plc (Distributors (Food & Health)) .........    9,436         78,966
Woolworths Group plc (Retail (Department Stores)) ...    7,396          5,100
                                                                 ------------
                                                                    7,404,022
                                                                 ------------
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $84,206,671)                                      82,874,994
- -----------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS--0.0%

ITALY--0.0%
Fiat SpA (Automobiles) ..............................    7,403         81,734
- -----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $119,170)                                             81,734
- -----------------------------------------------------------------------------


                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   ------   ------------
U.S. GOVERNMENT SECURITIES--2.2%

U.S. TREASURY BONDS--2.2%
U.S. Treasury Bonds 8.125%, 8/15/19 ......    AAA      $ 2,900   $  3,661,476
U.S. Treasury Bonds 8.125%, 5/15/21 ......    AAA        1,500      1,912,559
- -----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $5,644,478)                                        5,574,035
- -----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--11.9%
Freddie Mac 6.875%, 1/15/05 ..............    Aaa(c)    16,000     17,304,656
Freddie Mac 5.125%, 10/15/08 .............    Aaa(c)     5,100      5,030,599
Freddie Mac 7%, 3/15/10 ..................    Aaa(c)     6,700      7,287,114
- -----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $27,687,560)                                      29,622,369
- -----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--14.4%

FRANCE--3.2%
Government of France 5.50%, 10/25/10 .....    Aaa(c)     9,000(f)   8,277,833

GERMANY--2.9%
Deutschland Republic 5.25%, 1/4/11 .......    Aaa(c)     8,000(f)   7,287,556

NEW ZEALAND--1.6%
Government of New Zealand 6%, 11/15/11 ...    AAA       10,000(g)   3,922,612

SPAIN--2.7%
Government of Spain 4%, 1/31/10 ..........    Aaa(c)     8,000(f)   6,627,288

SWEDEN--2.1%
Government of Sweden 9%, 4/20/09 .........    AAA       44,000(d)   5,147,389

UNITED KINGDOM--1.9%
UK Treasury 8.50%, 7/16/07 ...............    AAA        1,600(e)   2,705,362
UK Treasury 7.25%, 12/7/07 ...............    AAA        1,200(e)   1,935,713
                                                                 ------------
                                                                    4,641,075
                                                                 ------------
- -----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $35,247,055)                                      35,903,753
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.6%
(IDENTIFIED COST $237,463,559)                                    235,704,699
- -----------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                       -------   ------------
SHORT-TERM OBLIGATIONS--4.3%

REPURCHASE AGREEMENTS--4.3%
Morgan Stanley & Co., Inc. repurchase
agreement, 1.70%, dated 12/31/01, due 1/2/02,
repurchase price $10,807,021, collateralized
by a Freddie Mac Bond 7.61%, 3/1/31,
market value $11,130,887 ............................   $10,806  $ 10,806,000
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $10,806,000)                                      10,806,000
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $248,269,559)                                    246,510,699(a)

Other assets and liabilities, net--1.1%                             2,825,251
                                                                 ------------
NET ASSETS--100.0%                                               $249,335,950
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $25,955,346 and gross depreciation of $29,979,381 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $250,534,734.
(b) Non-income producing.
(c) As rated by Moody's or Fitch.
(d) Par value represents Swedish Krona.
(e) Par value represents British Pound.
(f) Par value represents Euro.
(g) Par value represents New Zealand Dollar.
(h) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2001, these securities, which are included in illiquid securities below, amounted to $0.
(i) Illiquid. At December 31, 2001, these securities amounted to $0.

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS

Aerospace/Defense .............................................             0.1%
Agency Non-Mortgage Backed Securities .........................            12.6
Agricultural Products .........................................             0.0
Airlines ......................................................             0.1
Aluminum ......................................................             0.4
Auto Parts & Equipment ........................................             0.1
Automobiles ...................................................             1.1
Banks (Major Regional) ........................................             1.7
Banks (Money Center) ..........................................             4.9
Banks (Regional) ..............................................             0.7
Beverages (Alcoholic) .........................................             0.4
Beverages (Non-Alcoholic) .....................................             0.6
Biotechnology .................................................             0.0
Broadcasting (Television, Radio & Cable) ......................             0.6
Building Materials ............................................             0.2
Chemicals (Diversified) .......................................             1.4
Chemicals (Specialty) .........................................             0.6
Communications Equipment ......................................             3.1
Computers (Hardware) ..........................................             0.9
Computers (Networking) ........................................             0.4
Computers (Peripherals) .......................................             0.0
Computers (Software & Services) ...............................             3.1
Construction (Cement & Aggregates) ............................             0.0
Consumer Finance ..............................................             0.6
Containers & Packaging (Paper) ................................             0.9
Distributors (Food & Health) ..................................             0.9
Electric Companies ............................................             1.9
Electrical Equipment ..........................................             2.1
Electronics (Component Distributors) ..........................             0.7
Electronics (Semiconductors) ..................................             1.0
Engineering & Construction ....................................             0.1
Entertainment .................................................             0.8
Equipment (Semiconductors) ....................................             0.7
Financial (Diversified) .......................................             2.5
Foods .........................................................             1.1
Foreign Government Securities .................................            15.2
Gaming, Lottery & Pari-mutuel Companies .......................             0.5
Health Care (Diversified) .....................................             1.1
Health Care (Drugs-Major Pharmaceuticals) .....................             2.8
Health Care (Managed Care) ....................................             1.2
Health Care (Medical Products & Supplies) .....................             0.4
Health Care (Specialized Services) ............................             0.1
Homebuilding ..................................................             0.7
Household Furnishings & Appliances ............................             1.0
Household Products (Non-Durable) ..............................             1.0
Insurance (Life/Health) .......................................             2.1


Insurance (Multi-Line) ........................................             1.1%
Insurance (Property-Casualty) .................................             0.4
Investment Banking/Brokerage ..................................             0.7
Investment Management .........................................             0.1
Iron & Steel ..................................................             0.1
Leisure Time (Products) .......................................             0.2
Lodging - Hotels ..............................................             0.1
Machinery (Diversified) .......................................             0.3
Manufacturing (Diversified) ...................................             3.0
Manufacturing (Specialized) ...................................             0.1
Metal Fabricators .............................................             0.1
Metals Mining .................................................             0.8
Natural Gas ...................................................             0.8
Oil (Domestic Integrated) .....................................             1.7
Oil & Gas (Drilling & Equipment) ..............................             0.2
Oil & Gas (Refining & Marketing) ..............................             1.7
Paper & Forest Products .......................................             0.5
Publishing ....................................................             0.1
Publishing (Newspapers) .......................................             0.1
Railroads .....................................................             0.2
Restaurants ...................................................             0.6
Retail (Building Supplies) ....................................             0.5
Retail (Department Stores) ....................................             0.4
Retail (Drug Stores) ..........................................             0.1
Retail (Food Chains) ..........................................             1.2
Retail (General Merchandise) ..................................             1.1
Retail (Specialty) ............................................             0.7
Retail (Specialty-Apparel) ....................................             0.7
Savings & Loan Companies ......................................             0.2
Services (Commercial & Consumer) ..............................             0.8
Services (Computer Systems) ...................................             0.2
Shipping ......................................................             0.2
Specialty Printing ............................................             0.0
Telecommunications (Cellular/Wireless) ........................             1.3
Telecommunications (Long Distance) ............................             3.1
Telephone .....................................................             0.4
Textiles (Apparel) ............................................             0.5
Textiles (Home Furnishings) ...................................             0.0
Tobacco .......................................................             0.6
Truckers ......................................................             0.2
U.S. Government Securities ....................................             2.4
Waste Management ..............................................             0.1
Water Utilities ...............................................             0.0
                                                                          -----
                                                                          100.0%
                                                                          =====

Phoenix-Zweig Managed Assets

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $248,269,559)                                  $246,510,699
Foreign currency at value
   (Identified cost $943,464)                                           939,812
Cash                                                                     16,669
Net unrealized appreciation on forward foreign currency
   contracts                                                          1,320,937
Receivables
   Interest and dividends                                             2,127,742
   Tax reclaims                                                         130,644
   Fund shares sold                                                      37,752
   Receivable from adviser                                                   52
Prepaid expenses                                                          5,921
                                                                   ------------
     Total assets                                                   251,090,228
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                            1,166,689
   Investment advisory fee                                              213,591
   Distribution fee                                                     183,794
   Transfer agent fee                                                    63,381
   Financial agent fee                                                   11,053
Accrued expenses                                                        115,770
                                                                   ------------
     Total liabilities                                                1,754,278
                                                                   ------------
NET ASSETS                                                         $249,335,950
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $251,020,887
Distribution in excess of net investment income                        (428,813)
Accumulated net realized loss                                          (806,096)
Net unrealized depreciation                                            (450,028)
                                                                   ------------
NET ASSETS                                                         $249,335,950
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $48,136,490)                   4,601,855
Net asset value per share                                                $10.46
Offering price per share $10.46/(1-5.75%)                                $11.10

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $20,098,016)                   1,912,777
Net asset value and offering price per share                             $10.51

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $179,977,219)                 17,463,353
Net asset value and offering price per share                             $10.31

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $1,124,225)                      106,002
Net asset value and offering price per share                             $10.61


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest                                                           $  6,624,963
Dividends                                                             2,947,451
Foreign taxes withheld                                                 (206,876)
                                                                   ------------
     Total investment income                                          9,365,538
                                                                   ------------
EXPENSES
Investment advisory fee                                               2,952,430
Distribution fee, Class A                                               166,655
Distribution fee, Class B                                               233,402
Distribution fee, Class C                                             2,152,203
Financial agent fee                                                     134,524
Transfer agent                                                          369,030
Custodian                                                               113,012
Printing                                                                 64,141
Professional                                                             61,957
Registration                                                             37,052
Trustees                                                                 13,007
Miscellaneous                                                            79,696
                                                                   ------------
     Total expenses                                                   6,377,109
                                                                   ------------
NET INVESTMENT INCOME                                                 2,988,429
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                       3,070,527
Net realized loss on futures contracts                                  (67,727)
Net realized gain on foreign currency transactions                      182,915
Net change in unrealized appreciation (depreciation) on
   investments                                                      (34,633,936)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                   (42,727)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (31,490,948)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(28,502,519)
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended         Year Ended
                                                                                                     12/31/01           12/31/00
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                   $   2,988,429       $  8,297,193
   Net realized gain (loss)                                                                           3,185,715         27,592,804
   Net change in unrealized appreciation (depreciation)                                             (34,676,663)       (48,056,895)
                                                                                                  -------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (28,502,519)       (12,166,898)
                                                                                                  -------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                      (835,252)          (773,674)
   Net investment income, Class B                                                                      (185,975)          (205,770)
   Net investment income, Class C                                                                    (1,757,722)        (1,877,601)
   Net investment income, Class I                                                                       (21,559)           (29,619)
   Net realized long-term gains, Class A                                                                     --        (10,523,198)
   Net realized long-term gains, Class B                                                                     --         (4,553,962)
   Net realized long-term gains, Class C                                                                     --        (42,770,909)
   Net realized long-term gains, Class I                                                                     --           (182,172)
                                                                                                  -------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                         (2,800,508)       (60,916,905)
                                                                                                  -------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,371,884 and 5,670,836 shares, respectively)                      15,589,305         78,327,215
   Net asset value of shares issued from reinvestment of distributions
     (67,834 and 891,842 shares, respectively)                                                          713,476         10,443,317
   Cost of shares repurchased (2,602,921 and 8,153,033 shares, respectively)                        (28,812,326)      (112,544,372)
                                                                                                  -------------       ------------
Total                                                                                               (12,509,545)       (23,773,840)
                                                                                                  -------------       ------------
CLASS B
   Proceeds from sales of shares (65,455 and 378,226 shares, respectively)                              706,985          5,225,369
   Net asset value of shares issued from reinvestment of distributions
     (13,257 and 368,773 shares, respectively)                                                          139,426          4,313,650
   Cost of shares repurchased (623,356 and 1,110,770 shares, respectively)                           (6,716,771)       (15,241,363)
                                                                                                  -------------       ------------
Total                                                                                                (5,870,360)        (5,702,344)
                                                                                                  -------------       ------------
CLASS C
   Proceeds from sales of shares (235,943 and 498,378 shares, respectively)                           2,518,221          6,824,995
   Net asset value of shares issued from reinvestment of distributions
     (131,321 and 3,540,059 shares, respectively)                                                     1,356,739         40,648,188
   Cost of shares repurchased (6,196,657 and 8,001,111 shares, respectively)                        (65,501,715)      (108,343,581)
                                                                                                  -------------       ------------
Total                                                                                               (61,626,755)       (60,870,398)
                                                                                                  -------------       ------------
CLASS I
   Proceeds from sales of shares (1,528 and 47,637 shares, respectively)                                 16,675            664,006
   Net asset value of shares issued from reinvestment of distributions
     (2,024 and 17,608 shares, respectively)                                                             21,559            211,767
   Cost of shares repurchased (290 and 118,652 shares, respectively)                                     (3,337)        (1,671,488)
                                                                                                  -------------       ------------
Total                                                                                                    34,897           (795,715)
                                                                                                  -------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (79,971,763)       (91,142,297)
                                                                                                  -------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                           (111,274,790)      (164,226,100)

NET ASSETS
   Beginning of period                                                                              360,610,740        524,836,840
                                                                                                  -------------       ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND
     UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF ($428,813) AND $387,060, RESPECTIVELY]         $ 249,335,950       $360,610,740
                                                                                                  =============       ============

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(4)       2000        1999         1998        1997
Net asset value, beginning of period                              $11.53       $14.04      $14.18       $12.72      $12.75
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.17(2)      0.34(2)     0.31(2)      0.38(3)     0.13(3)
   Net realized and unrealized gain (loss)                         (1.07)       (0.65)       0.91         1.50        1.83
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.90)       (0.31)       1.22         1.88        1.96
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.17)       (0.11)      (0.25)       (0.38)         --
   Dividends from net realized gains                                  --        (2.09)      (1.11)       (0.04)      (1.99)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.17)       (2.20)      (1.36)       (0.42)      (1.99)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.07)       (2.51)      (0.14)        1.46       (0.03)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.46       $11.53      $14.04       $14.18      $12.72
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                    (7.78)%      (2.22)%      8.81%       14.87%      15.47%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $48,136      $66,460    $103,267     $122,085    $110,908
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.60 %       1.51 %      1.51%        1.51%       1.59%
   Net investment income                                            1.56 %       2.46 %      2.13%        2.77%(3)    2.40%(3)
Portfolio turnover                                                    50 %        100 %        50%          62%        168%

                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(5)       2000        1999         1998        1997
Net asset value, beginning of period                              $11.57       $14.15      $14.28       $12.79      $12.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.09(2)      0.24(2)     0.21(2)      0.26(3)     0.04(3)
   Net realized and unrealized gain (loss)                         (1.06)       (0.65)       0.91         1.53        1.84
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.97)       (0.41)       1.12         1.79        1.88
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.09)       (0.08)      (0.14)       (0.26)         --
   Dividends from net realized gains                                  --        (2.09)      (1.11)       (0.04)      (1.99)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.09)       (2.17)      (1.25)       (0.30)      (1.99)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.06)       (2.58)      (0.13)        1.49       (0.11)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.51       $11.57      $14.15       $14.28      $12.79
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                    (8.36)%      (2.97)%      8.03%       14.06%      14.67%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $20,098      $28,441     $39,910      $33,172     $18,117
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.30 %       2.21 %      2.21%        2.21%       2.29%
   Net investment income                                            0.86 %       1.75 %      1.44%        2.07%(3)    1.70%(3)
Portfolio turnover                                                    50 %        100 %        50%          62%        168%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) Includes realized gains and losses on foreign currency transactions.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.56%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 1.02% to 0.86%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(4)       2000        1999         1998        1997
Net asset value, beginning of period                              $11.36       $13.92      $14.07       $12.63      $12.76
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.09(2)      0.24(2)     0.21(2)      0.29(3)     0.04(3)
   Net realized and unrealized gain (loss)                         (1.04)       (0.63)       0.89         1.48        1.82
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.95)       (0.39)       1.10         1.77        1.86
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.10)       (0.08)      (0.14)       (0.29)         --
   Dividends from net realized gains                                  --        (2.09)      (1.11)       (0.04)      (1.99)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.10)       (2.17)      (1.25)       (0.33)      (1.99)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.05)       (2.56)      (0.15)        1.44       (0.13)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.31       $11.36      $13.92       $14.07      $12.63
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                    (8.41)%      (2.86)%      8.01%       14.03%      14.67%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                        $179,977     $264,509    $379,445     $429,655    $407,625
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.30 %       2.21 %      2.21%        2.21%       2.29%
   Net investment income                                            0.88 %       1.74 %      1.43%        2.07%(3)    1.70%(3)
Portfolio turnover                                                    50 %        100 %        50%          62%        168%

                                                                                           CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(5)       2000        1999         1998        1997
Net asset value, beginning of period                              $11.69       $14.18      $14.31       $13.05      $12.99
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.19(2)      0.41(2)     0.36(2)      0.56(3)     0.09(3)
   Net realized and unrealized gain (loss)                         (1.06)       (0.68)       0.91         1.41        1.96
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.87)       (0.27)       1.27         1.97        2.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.21)       (0.13)      (0.29)       (0.67)         --
   Dividends from net realized gains                                  --        (2.09)      (1.11)       (0.04)      (1.99)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.21)       (2.22)      (1.40)       (0.71)      (1.99)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.08)       (2.49)      (0.13)        1.26        0.06
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.61       $11.69      $14.18       $14.31      $13.05
                                                                  ======       ======      ======       ======      ======
Total return                                                       (7.47)%      (1.95)%      9.08%       15.16%      15.88%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,124       $1,201      $2,214       $1,848      $2,645
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.30 %       1.21 %      1.21%        1.21%       1.29%
   Net investment income                                            1.79 %       2.88 %      2.43%        3.07%(3)    2.70%(3)
Portfolio turnover                                                    50 %        100 %        50%          62%        168%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) Includes realized gains and losses on foreign currency transactions.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 1.02% to 0.88%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 1.99% to 1.79%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                        INVESTMENTS AT DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                       -------   ------------
COMMON STOCKS--99.5%

AEROSPACE/DEFENSE--1.1%
Boeing Co. (The) ....................................   22,000   $    853,160
Lockheed Martin Corp. ...............................   20,000        933,400
                                                                 ------------
                                                                    1,786,560
                                                                 ------------
AIR FREIGHT--0.6%
FedEx Corp.(b) ......................................   20,000      1,037,600

AIRLINES--0.2%
Southwest Airlines Co. ..............................   14,000        258,720

ALUMINUM--1.5%
Alcoa, Inc. .........................................   66,000      2,346,300

AUTOMOBILES--0.4%
Ford Motor Co. ......................................   10,000        157,200
General Motors Corp. ................................   10,000        486,000
                                                                 ------------
                                                                      643,200
                                                                 ------------
BANKS (MAJOR REGIONAL)--4.3%
FleetBoston Financial Corp. .........................   15,000        547,500
National City Corp. .................................   37,000      1,081,880
SouthTrust Corp. ....................................   85,000      2,096,950
U.S. Bancorp ........................................  153,480      3,212,336
                                                                 ------------
                                                                    6,938,666
                                                                 ------------
BANKS (MONEY CENTER)--2.3%
Bank of America Corp. ...............................   58,000      3,651,100


                                                        SHARES       VALUE
                                                       -------   ------------
BEVERAGES (ALCOHOLIC)--0.6%
Anheuser-Busch Cos., Inc. ...........................   11,000   $    497,310
Coors (Adolph) Co. Class B ..........................   10,000        534,000
                                                                 ------------
                                                                    1,031,310
                                                                 ------------
BEVERAGES (NON-ALCOHOLIC)--2.7%
Pepsi Bottling Group, Inc. (The) ....................   76,000      1,786,000
PepsiCo, Inc. .......................................   54,000      2,629,260
                                                                 ------------
                                                                    4,415,260
                                                                 ------------
BIOTECHNOLOGY--0.3%
Biogen, Inc.(b) .....................................    9,000        516,150

CHEMICALS (DIVERSIFIED)--1.2%
Engelhard Corp. .....................................   67,000      1,854,560

COMMUNICATIONS EQUIPMENT--1.5%
Comverse Technology, Inc.(b) ........................    8,000        178,960
QUALCOMM, Inc.(b) ...................................   30,000      1,515,000
Scientific-Atlanta, Inc. ............................   33,000        790,020
                                                                 ------------
                                                                    2,483,980
                                                                 ------------
COMPUTERS (HARDWARE)--3.1%
Dell Computer Corp.(b) ..............................  126,000      3,424,680
Hewlett-Packard Co. .................................   17,000        349,180
Sun Microsystems, Inc.(b) ...........................  104,000      1,279,200
                                                                 ------------
                                                                    5,053,060
                                                                 ------------
COMPUTERS (NETWORKING)--1.4%
Cisco Systems, Inc.(b) ..............................  127,000      2,299,970


                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                        SHARES       VALUE
                                                       -------   ------------
COMPUTERS (PERIPHERALS)--0.5%
EMC Corp.(b) ........................................   56,000   $    752,640

COMPUTERS (SOFTWARE & SERVICES)--6.8%
Adobe Systems, Inc. .................................   11,000        341,550
Citrix Systems, Inc.(b) .............................   20,000        453,200
Computer Associates International, Inc. .............   37,000      1,276,130
eBay, Inc.(b) .......................................   10,000        669,000
Mercury Interactive Corp.(b) ........................   31,000      1,053,380
Microsoft Corp.(b) ..................................   79,000      5,233,750
Oracle Corp.(b) .....................................   54,000        745,740
Siebel Systems, Inc.(b) .............................   40,000      1,119,200
                                                                 ------------
                                                                   10,891,950
                                                                 ------------
CONSUMER FINANCE--1.5%
MBNA Corp. ..........................................   68,000      2,393,600

CONTAINERS & PACKAGING (PAPER)--1.1%
Bemis Co., Inc. .....................................   20,000        983,600
Pactiv Corp.(b) .....................................   47,000        834,250
                                                                 ------------
                                                                    1,817,850
                                                                 ------------
DISTRIBUTORS (FOOD & HEALTH)--3.0%
Cardinal Health, Inc. ...............................   61,000      3,944,260
SUPERVALU, Inc. .....................................   14,000        309,680
SYSCO Corp. .........................................   22,000        576,840
                                                                 ------------
                                                                    4,830,780
                                                                 ------------
ELECTRIC COMPANIES--1.3%
Entergy Corp. .......................................    4,000        156,440
FirstEnergy Corp. ...................................   55,000      1,923,900
                                                                 ------------
                                                                    2,080,340
                                                                 ------------
ELECTRICAL EQUIPMENT--4.8%
American Power Conversion Corp.(b) ..................   47,000        679,620
Cooper Industries, Inc. .............................   39,000      1,361,880
General Electric Co. ................................  132,000      5,290,560
Solectron Corp.(b) ..................................   39,000        439,920
                                                                 ------------
                                                                    7,771,980
                                                                 ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.6%
Grainger (W.W.), Inc. ...............................   19,000        912,000

ELECTRONICS (SEMICONDUCTORS)--3.1%
Analog Devices, Inc.(b) .............................   18,000        799,020
Intel Corp. .........................................  100,000      3,145,000
Linear Technology Corp. .............................    7,000        273,280
NVIDIA Corp.(b) .....................................   11,000        735,900
                                                                 ------------
                                                                    4,953,200
                                                                 ------------


                                                        SHARES       VALUE
                                                       -------   ------------
ENTERTAINMENT--1.7%
AOL Time Warner, Inc.(b) ............................   84,000   $  2,696,400

EQUIPMENT (SEMICONDUCTORS)--2.4%
Applied Materials, Inc.(b) ..........................   28,000      1,122,800
KLA-Tencor Corp.(b) .................................   57,000      2,824,920
                                                                 ------------
                                                                    3,947,720
                                                                 ------------
FINANCIAL (DIVERSIFIED)--3.8%
Citigroup, Inc. .....................................   87,000      4,391,760
Fannie Mae ..........................................    5,000        397,500
Freddie Mac .........................................   20,000      1,308,000
                                                                 ------------
                                                                    6,097,260
                                                                 ------------
FOODS--0.2%
Kellogg Co. .........................................    9,000        270,900

FOOTWEAR--0.6%
Reebok International Ltd.(b) ........................   36,000        954,000

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.6%
Harrah's Entertainment, Inc.(b) .....................   28,000      1,036,280

GOLD & PRECIOUS METALS MINING--0.3%
Newmont Mining Corp. ................................   25,000        477,750

HEALTH CARE (DIVERSIFIED)--2.1%
Bristol-Myers Squibb Co. ............................   52,000      2,652,000
Johnson & Johnson ...................................   13,000        768,300
                                                                 ------------
                                                                    3,420,300
                                                                 ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.7%
Merck & Co., Inc. ...................................   48,000      2,822,400
Pfizer, Inc. ........................................   97,000      3,865,450
Schering-Plough Corp. ...............................   69,000      2,470,890
                                                                 ------------
                                                                    9,158,740
                                                                 ------------
HEALTH CARE (MANAGED CARE)--1.1%
CIGNA Corp. .........................................    9,000        833,850
UnitedHealth Group, Inc. ............................   13,000        920,010
                                                                 ------------
                                                                    1,753,860
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
Boston Scientific Corp.(b) ..........................   25,000        603,000
Guidant Corp.(b) ....................................   36,000      1,792,800
                                                                 ------------
                                                                    2,395,800
                                                                 ------------
HOMEBUILDING--0.4%
KB Home .............................................   16,000        641,600


                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                        SHARES       VALUE
                                                       -------   ------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.8%
Leggett & Platt, Inc. ...............................   22,000   $    506,000
Whirlpool Corp. .....................................   11,000        806,630
                                                                 ------------
                                                                    1,312,630
                                                                 ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.3%
Clorox Co. (The) ....................................   54,000      2,135,700

INSURANCE (LIFE/HEALTH)--1.4%
MetLife, Inc. .......................................   59,000      1,869,120
UnumProvident Corp. .................................   16,000        424,160
                                                                 ------------
                                                                    2,293,280
                                                                 ------------
INSURANCE (PROPERTY-CASUALTY)--0.8%
Allstate Corp. (The) ................................   11,000        370,700
Progressive Corp. (The) .............................    6,000        895,800
                                                                 ------------
                                                                    1,266,500
                                                                 ------------
INVESTMENT BANKING/BROKERAGE--2.5%
Lehman Brothers Holdings, Inc. ......................   17,000      1,135,600
Merrill Lynch & Co., Inc. ...........................   43,000      2,241,160
Schwab (Charles) Corp. (The) ........................   45,000        696,150
                                                                 ------------
                                                                    4,072,910
                                                                 ------------
LEISURE TIME (PRODUCTS)--0.9%
Brunswick Corp. .....................................   10,000        217,600
Harley-Davidson, Inc. ...............................   23,000      1,249,130
                                                                 ------------
                                                                    1,466,730
                                                                 ------------
LODGING - HOTELS--0.1%
Carnival Corp. ......................................    8,000        224,640

MACHINERY (DIVERSIFIED)--0.3%
Caterpillar, Inc. ...................................   10,000        522,500

MANUFACTURING (DIVERSIFIED)--2.2%
ITT Industries, Inc. ................................   15,000        757,500
Parker-Hannifin Corp. ...............................    9,000        413,190
Tyco International Ltd. .............................   39,000      2,297,100
                                                                 ------------
                                                                    3,467,790
                                                                 ------------
MANUFACTURING (SPECIALIZED)--0.5%
Jabil Circuit, Inc.(b) ..............................   36,000        817,920

NATURAL GAS--1.8%
Dynegy, Inc. Class A ................................    6,000        153,000
Sempra Energy .......................................   88,000      2,160,400
Williams Cos., Inc. (The) ...........................   22,000        561,440
                                                                 ------------
                                                                    2,874,840
                                                                 ------------


                                                        SHARES       VALUE
                                                       -------   ------------
OFFICE EQUIPMENT & SUPPLIES--0.2%
Pitney Bowes, Inc. ..................................    7,000   $    263,270

OIL (DOMESTIC INTEGRATED)--2.4%
Conoco, Inc. ........................................  123,000      3,480,900
USX-Marathon Group ..................................   14,000        420,000
                                                                 ------------
                                                                    3,900,900
                                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.2%
Nabors Industries, Inc.(b) ..........................   11,000        377,630

OIL & GAS (REFINING & MARKETING)--1.5%
Sunoco, Inc. ........................................   65,000      2,427,100

OIL (INTERNATIONAL INTEGRATED)--0.4%
ChevronTexaco Corp. .................................    8,000        716,880

PAPER & FOREST PRODUCTS--0.3%
Georgia-Pacific Corp. ...............................   19,000        524,590

RAILROADS--0.4%
Burlington Northern Santa Fe Corp. ..................   13,000        370,890
Norfolk Southern Corp. ..............................   14,000        256,620
                                                                 ------------
                                                                      627,510
                                                                 ------------
RESTAURANTS--1.2%
Darden Restaurants, Inc. ............................   27,000        955,800
Wendy's International, Inc. .........................   32,000        933,440
                                                                 ------------
                                                                    1,889,240
                                                                 ------------
RETAIL (BUILDING SUPPLIES)--1.7%
Home Depot, Inc. (The) ..............................   55,000      2,805,550

RETAIL (DEPARTMENT STORES)--0.3%
May Department Stores Co. (The) .....................   15,000        554,700

RETAIL (GENERAL MERCHANDISE)--3.3%
Sears, Roebuck and Co. ..............................   80,000      3,811,200
Wal-Mart Stores, Inc. ...............................   26,000      1,496,300
                                                                 ------------
                                                                    5,307,500
                                                                 ------------
RETAIL (SPECIALTY)--0.5%
AutoZone, Inc.(b) ...................................   11,000        789,800

RETAIL (SPECIALTY-APPAREL)--1.4%
TJX Cos., Inc. (The) ................................   57,000      2,272,020

SAVINGS & LOAN COMPANIES--1.0%
Washington Mutual, Inc. .............................   47,000      1,536,900

SERVICES (COMMERCIAL & CONSUMER)--1.0%
Cendant Corp.(b) ....................................   65,000      1,274,650
IMS Health, Inc. ....................................   14,000        273,140
                                                                 ------------
                                                                    1,547,790
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                        SHARES       VALUE
                                                       -------   ------------
SERVICES (COMPUTER SYSTEMS)--0.7%
Electronic Data Systems Corp. .......................   16,000   $  1,096,800

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.7%
Nextel Communications, Inc. Class A(b) ..............   20,000        219,200
Sprint Corp. (PCS Group)(b) .........................   37,000        903,170
                                                                 ------------
                                                                    1,122,370
                                                                 ------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.4%
AT&T Corp. ..........................................   48,000        870,720
Sprint Corp. (FON Group) ............................  140,000      2,811,200
WorldCom, Inc. - WorldCom Group(b) ..................  128,000      1,802,240
                                                                 ------------
                                                                    5,484,160
                                                                 ------------
TELEPHONE--0.9%
BellSouth Corp. .....................................   37,000      1,411,550

TEXTILES (APPAREL)--0.7%
Liz Claiborne, Inc. .................................   22,000      1,094,500

TOBACCO--0.2%
Philip Morris Cos., Inc. ............................    7,000        320,950

WASTE MANAGEMENT--0.2%
Waste Management, Inc. ..............................    9,000        287,190
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $169,215,535)                                    160,385,726
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.5%
(IDENTIFIED COST $169,215,535)                                    160,385,726
- -----------------------------------------------------------------------------

                                                         PAR
                                                        VALUE
                                                        (000)       VALUE
                                                       -------   ------------
SHORT-TERM OBLIGATIONS--0.9%

REPURCHASE AGREEMENTS--0.9%
Morgan Stanley & Co., Inc. repurchase agreement
1.70%, dated 12/31/01, due 1/2/02, repurchase price
$1,424,134, collateralized by a Freddie Mac Bond
6.50%, 2/1/29, market value $1,462,675 ..............   $1,424   $  1,424,000
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,424,000)                                        1,424,000
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $170,639,535)                                    161,809,726(a)

Other assets and liabilities, net--(0.4)%                            (675,497)
                                                                 ------------
NET ASSETS--100.0%                                               $161,134,229
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $14,834,903 and gross depreciation of $25,036,050 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $172,010,873.
(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $170,639,535)                                  $161,809,726
Cash                                                                     22,904
Receivables
   Dividends and interest                                               185,068
   Fund shares sold                                                      33,291
   Receivable from adviser                                                   19
Prepaid expenses                                                          3,900
                                                                   ------------
     Total assets                                                   162,054,908
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                              543,664
   Investment advisory fee                                              104,257
   Distribution fee                                                      84,930
   Transfer agent fee                                                    79,231
   Printing fee                                                          44,546
   Financial agent fee                                                    8,486
Accrued expenses                                                         55,565
                                                                   ------------
     Total liabilities                                                  920,679
                                                                   ------------
NET ASSETS                                                         $161,134,229
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $179,548,503
Undistributed net investment loss                                       (30,602)
Accumulated net realized loss                                        (9,553,863)
Net unrealized depreciation                                          (8,829,809)
                                                                   ------------
NET ASSETS                                                         $161,134,229
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $88,731,640)                  10,280,237
Net asset value per share                                                 $8.63
Offering price per share $8.63/(1-5.75%)                                  $9.16

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $15,389,612)                   1,780,730
Net asset value and offering price per share                              $8.64

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $56,368,536)                   6,538,582
Net asset value and offering price per share                              $8.62

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $644,441)                         73,271
Net asset value and offering price per share                              $8.80


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Dividends                                                          $  2,481,764
Interest                                                                231,511
                                                                   ------------
     Total investment income                                          2,713,275
                                                                   ------------
EXPENSES
Investment advisory fee                                               1,469,500
Distribution fee, Class A                                               316,391
Distribution fee, Class B                                               193,633
Distribution fee, Class C                                               704,312
Financial agent fee                                                     117,685
Transfer agent                                                          444,664
Printing                                                                 78,965
Professional                                                             47,000
Custodian                                                                45,610
Registration                                                             30,506
Trustees                                                                 13,007
Miscellaneous                                                            39,637
                                                                   ------------
     Total expenses                                                   3,500,910
                                                                   ------------
NET INVESTMENT LOSS                                                    (787,635)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (11,045,178)
Net realized loss on futures contracts                                  (47,924)
Net change in unrealized appreciation (depreciation) on
   investments                                                      (22,667,234)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (33,760,336)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(34,547,971)
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended         Year Ended
                                                                                                     12/31/01           12/31/00
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                    $   (787,635)     $   3,831,167
   Net realized gain (loss)                                                                         (11,093,102)         1,366,310
   Net change in unrealized appreciation (depreciation)                                             (22,667,234)       (19,785,922)
                                                                                                   ------------      -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (34,547,971)       (14,588,445)
                                                                                                   ------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                            --         (3,247,632)
   Net investment income, Class B                                                                            --           (470,352)
   Net investment income, Class C                                                                            --         (1,700,520)
   Net investment income, Class I                                                                            --            (28,718)
   Net realized short-term gains, Class A                                                                    --           (750,264)
   Net realized short-term gains, Class B                                                                    --           (154,532)
   Net realized short-term gains, Class C                                                                    --           (570,068)
   Net realized short-term gains, Class I                                                                    --             (7,082)
   Net realized long-term gains, Class A                                                                     --         (5,182,534)
   Net realized long-term gains, Class B                                                                     --         (1,010,637)
   Net realized long-term gains, Class C                                                                     --         (3,630,712)
   Net realized long-term gains, Class I                                                                     --            (30,356)
                                                                                                   ------------      -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                                 --        (16,783,407)
                                                                                                   ------------      -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (164,613 and 106,978 shares, respectively)                           1,590,963          1,159,034
   Net asset value of shares issued from reinvestment of distributions
     (0 and 777,332 shares, respectively)                                                                    --          8,125,926
   Cost of shares repurchased (2,868,988 and 7,766,673 shares, respectively)                        (26,185,321)       (85,174,796)
                                                                                                   ------------      -------------
Total                                                                                               (24,594,358)       (75,889,836)
                                                                                                   ------------      -------------
CLASS B
   Proceeds from sales of shares (14,920 and 90,420 shares, respectively)                               135,657            985,785
   Net asset value of shares issued from reinvestment of distributions
     (0 and 137,332 shares, respectively)                                                                    --          1,448,663
   Cost of shares repurchased (746,167 and 1,911,117 shares, respectively)                           (6,864,258)       (21,098,225)
                                                                                                   ------------      -------------
Total                                                                                                (6,728,601)       (18,663,777)
                                                                                                   ------------      -------------
CLASS C
   Proceeds from sales of shares (64,682 and 257,072 shares, respectively)                              585,148          2,751,561
   Net asset value of shares issued from reinvestment of distributions
     (0 and 493,254 shares, respectively)                                                                    --          5,187,210
   Cost of shares repurchased (2,568,453 and 8,062,342 shares, respectively)                        (23,353,038)       (88,833,439)
                                                                                                   ------------      -------------
Total                                                                                               (22,767,890)       (80,894,668)
                                                                                                   ------------      -------------
CLASS I
   Proceeds from sales of shares (0 and 0 shares, respectively)                                              --                 --
   Net asset value of shares issued from reinvestment of distributions
     (0 and 6,023 shares, respectively)                                                                      --             64,597
   Cost of shares repurchased (0 and 71,418 shares, respectively)                                            --           (802,283)
                                                                                                   ------------      -------------
Total                                                                                                        --           (737,686)
                                                                                                   ------------      -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (54,090,849)      (176,185,967)
                                                                                                   ------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                            (88,638,820)      (207,557,819)

NET ASSETS
   Beginning of period                                                                              249,773,049        457,330,868
                                                                                                   ------------      -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     OF ($30,602) AND $312,785, RESPECTIVELY]                                                      $161,134,229      $ 249,773,049
                                                                                                   ============      =============

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.12       $11.24      $14.80       $15.77      $15.01
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.01)(2)     0.16(2)     0.22(2)      0.17        0.20
   Net realized and unrealized gain (loss)                         (1.48)       (0.59)       0.07        (0.48)       2.49
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.49)       (0.43)       0.29        (0.31)       2.69
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.23)      (0.28)       (0.18)      (0.19)
   Dividends from net realized gains                                  --        (0.46)      (3.57)       (0.48)      (1.74)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (0.69)      (3.85)       (0.66)      (1.93)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.49)       (1.12)      (3.56)       (0.97)       0.76
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.63       $10.12      $11.24       $14.80      $15.77
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (14.72)%      (3.90)%      2.63%       (1.88)%     18.07%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $88,732     $131,368    $223,269     $409,065    $565,721
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.47 %       1.36 %      1.28%        1.24 %      1.24%
   Net investment income                                           (0.08)%       1.49 %      1.54%        0.97 %      1.20%
Portfolio turnover                                                    69 %        157 %       141%         116 %       126%

                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.20       $11.34      $14.90       $15.86      $15.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.07)(2)     0.09(2)     0.12(2)      0.05        0.07
   Net realized and unrealized gain (loss)                         (1.49)       (0.60)       0.07        (0.48)       2.53
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.56)       (0.51)       0.19        (0.43)       2.60
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.17)      (0.18)       (0.05)      (0.07)
   Dividends from net realized gains                                  --        (0.46)      (3.57)       (0.48)      (1.74)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (0.63)      (3.75)       (0.53)      (1.81)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.56)       (1.14)      (3.56)       (0.96)       0.79
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.64       $10.20      $11.34       $14.90      $15.86
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (15.29)%      (4.64)%      1.91%       (2.61)%     17.33%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $15,390      $25,628     $47,557      $82,531     $76,820
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.17 %       2.06 %      1.98%        1.94 %      1.94%
   Net investment income                                           (0.78)%       0.81 %      0.84%        0.27 %      0.50%
Portfolio turnover                                                    69 %        157 %       141%         116 %       126%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.18       $11.31      $14.86       $15.81      $15.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.07)(2)     0.09(2)     0.12(2)      0.05        0.07
   Net realized and unrealized gain (loss)                         (1.49)       (0.60)       0.07        (0.48)       2.52
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.56)       (0.51)       0.19        (0.43)       2.59
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.16)      (0.17)       (0.04)      (0.08)
   Dividends from net realized gains                                  --        (0.46)      (3.57)       (0.48)      (1.74)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (0.62)      (3.74)       (0.52)      (1.82)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.56)       (1.13)      (3.55)       (0.95)       0.77
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.62       $10.18      $11.31       $14.86      $15.81
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (15.32)%      (4.58)%      1.94%       (2.64)%     17.30%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $56,369      $92,024    $184,924     $423,791    $591,512
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.17 %       2.06 %      1.98%        1.94 %      1.94%
   Net investment income                                           (0.78)%       0.82 %      0.81%        0.27 %      0.50%
Portfolio turnover                                                    69 %        157 %       141%         116 %       126%


                                                                                           CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.28       $11.40      $14.94       $15.87      $15.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.02(2)      0.21(2)     0.28(2)      0.17        0.23
   Net realized and unrealized gain (loss)                         (1.50)       (0.61)       0.06        (0.45)       2.54
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.48)       (0.40)       0.34        (0.28)       2.77
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.26)      (0.31)       (0.17)      (0.23)
   Dividends from net realized gains                                  --        (0.46)      (3.57)       (0.48)      (1.74)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (0.72)      (3.88)       (0.65)      (1.97)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.48)       (1.12)      (3.54)       (0.93)       0.80
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.80       $10.28      $11.40       $14.94      $15.87
                                                                  ======       ======      ======       ======      ======
Total return                                                      (14.40)%      (3.60)%      2.96%       (1.66)%     18.52%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                            $644         $753      $1,581       $1,407      $1,070
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.17 %       1.08 %      0.96%        0.94 %      0.94%
   Net investment income                                            0.22 %       1.86 %      1.92%        1.27 %      1.50%
Portfolio turnover                                                    69 %        157 %       141%         116 %       126%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001


1. SIGNIFICANT ACCOUNTING POLICIES
   The Phoenix-Zweig Trust ("the Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Funds are offered for sale: Appreciation Fund, Government Cash Fund, Government Fund, Growth & Income Fund, Managed Assets and Strategy Fund. Each Fund has distinct investment objectives. Each of the Funds (except Government and Government Cash Funds) strives to increase investment value over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. The Government and Government Cash Funds focus on returning high current income. The Government Cash Fund also strives to maintain liquidity and preserve capital. The Growth & Income Fund, in addition to seeking capital appreciation, strives to provide income as a secondary objective. Managed Assets strives to increase investment value from capital appreciation, dividends and interest.
   The Trust offers Class A, Class B, Class C and Class I shares on each Fund and one additional class of shares, Class M on Government Cash Fund. Class A shares are sold with a front-end sales charge of up to 5.75% for all funds except Government Cash Fund which has no front-end sales charge and Government Fund which is sold with a front-end sales charge of up to 4.75%. Certain Class A shares, except Government Cash Fund may be sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1.25% contingent deferred sales charge if redeemed within one year of purchase. Class I shares and Class M shares have no sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.
   The Government Cash Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Fund attempts to maintain a constant net asset value of $1 per share for each class.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. The Trust amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.
   Effective January 1, 2001, the Trust adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Trust or the Trust's net asset value, but resulted in reductions to the cost of securities, corresponding increases in unrealized appreciation (depreciation), and equivalent decreases in undistributed net investment income, based on securities held by each fund on December 31, 2000.

                                                                  Increase in
                                                Decrease in       Unrealized
                                                  Cost of         Appreciation
                                                 Securities      (Depreciation)
                                                -----------      --------------
Government Fund .............................   $   (7,095)        $    7,095
Managed Assets ..............................   (1,639,237)         1,639,237

   The effect of this change for the year ended December 31, 2001 was to decrease net investment income, increase net unrealized appreciation (depreciation) and increase net realized gains (losses) for each fund as detailed below. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

                            Increase         Increase         Increase in
                         (Decrease) in    Net Unrealized      Net Realized
                        Net Investment     Appreciation          Gains
                            Income        (Depreciation)        (Losses)
                        --------------    --------------      ------------
Government Fund ......    $ (52,963)         $ 32,951          $ 20,012
Managed Assets .......     (427,200)          122,673            304,527


C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain prior year distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:
   Managed Assets may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds or to hedge against currency changes on holdings within the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:
   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Government Cash
Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At December 31, 2001, the Trust had no futures.

H. OPTIONS:
   Each Fund (other than Government Cash Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   The Funds (other than Government Cash Fund) may purchase options which are included in the Fund's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2001, the Trust had no options.

I. ORGANIZATION EXPENSE:
   Organization expenses are amortized on a straight line basis over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of unamortized organization expenses.

J. EXPENSES:
   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

K. REPURCHASE AGREEMENTS:
   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L. BORROWINGS
   The Trust has entered into a Liquidity Line of Credit with The Bank of New York for $100,000,000, bearing an annual interest rate equal to the Federal Funds Rate plus 1% on any borrowings. The Trust has not had to use the Line of Credit since it was established on July 21, 1997. If a Fund uses the Line of Credit, it will be collateralized by that Fund's portfolio.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY
   TRANSACTIONS
   As compensation for its services to the Trust, the Adviser, Phoenix/ Zweig Advisers LLC, a wholly-owned subsidiary of Phoenix Investments Partners, Ltd. ("PXP"), is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Appreciation Fund ..................................................  1.00%
Government Cash Fund ...............................................  0.50%
Government Fund ....................................................  0.60%
Growth & Income Fund ...............................................  0.75%
Managed Assets .....................................................  1.00%
Strategy Fund ......................................................  0.75%

   Effective September 10, 2001, the Adviser has agreed to reimburse the Government Cash Fund to the extent that total expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) exceed 0.75% of the average daily net assets for Class A and Class C shares, 1.45% of the average daily net assets for Class B shares, 0.45% of the average daily net assets for Class I shares and 0.51% of the average daily net assets for Class M shares through April 30, 2002. Prior to September 10, 2001, these rates were 0.65% for Class A and Class C shares, 1.35%, 0.35%, and 0.41% for Class B, Class I, and Class M shares, respectively.
   Zweig Consulting LLC serves as the Investment Subadviser for all Funds except Government Cash Fund.
   Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $5,455 for Class A shares and deferred sales charges of $264,303 for Class B shares and $15,920 for Class C shares for the year ended December 31, 2001. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Fund. All Funds (other than Government Fund and Government Cash Fund) pay PEPCO a distribution fee at an annual rate of 1.00% for Class C shares applied to the average daily net assets of each Fund. The Government Cash Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class C shares applied to the average daily net assets of the Fund. The Government Fund pays PEPCO a distribution fee at an annual rate of 0.75% for Class C shares applied to the average daily net assets of the Fund. A separate distribution plan for Class M shares of Government Cash Fund provides that service organizations may be paid up to 0.30% of the average daily net assets of Class M shares, shared equally between Government Cash Fund and the Adviser. There is no distribution fee for Class I shares. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 2001, $1,667,218 was retained by the Distributor, $3,320,070 was paid out to unaffiliated participants and $6,065 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

   PEPCO serves as Financial Agent of the Trust, and receives a fee for financial reporting, tax services and oversight of subagent's performance based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                                 1st $50    $50-200     $200 +
                                                 Million    Million    Million
                                                 -------    -------    -------
All funds except Government Cash Fund ........    0.07%       0.06%     0.01%

                                                 1st $100   $100-500    $500 +
                                                 Million    Million     Million
                                                 -------    --------    -------
Government Cash Fund .........................     0.01%      0.04%      0.01%

   PFPC, Inc., a subagent to PEPCO, receives a fee from PEPCO which ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2001, transfer agent fees were $1,277,820, of which PEPCO retained $317,904.
   At December 31, 2001, Phoenix Life Insurance Company and its affiliates held shares of the Trust which aggregated the following:

                                                                       Aggregate
                                                                       Net Asset
                                                       Shares            Value
                                                      ---------       ----------
Government Cash Fund .............................    2,187,426       $2,187,426

3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the year ended December 31, 2001 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                                  Purchases            Sales
                                                 ------------       ------------
Appreciation Fund .............................  $278,265,933       $290,951,375
Growth & Income Fund ..........................    14,050,004         15,494,850
Managed Assets ................................    94,827,597         84,882,596
Strategy Fund .................................   131,623,023        162,360,988

   Purchases and sales of U.S. Government and agency securities during the year ended December 31, 2001 aggregated the following:

                                                  Purchases            Sales
                                                 -----------        ------------
Government Fund ...............................  $25,311,297        $ 33,616,884
Managed Assets ................................   44,550,737         116,158,335

4. FORWARD CURRENCY CONTRACTS
   As of December 31, 2001, Managed Assets had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:

                                                                           Net
                                                                       Unrealized
                                                                      Appreciation
Contracts to Deliver  In Exchange For  Settlement Date    Value      (Depreciation)
- --------------------  ---------------  ---------------  -----------  --------------
EUR   (77,000,000)    US$(69,356,985)      3/20/02      (68,351,929)  $1,005,056
GBP    (8,500,000)    US$(12,345,401)      3/20/02      (12,302,005)      43,396
JPY(1,300,000,000)    US$(10,246,144)      3/20/02       (9,973,659)     272,485
                                                                      ----------
                                                                      $1,320,937
                                                                      ==========

EUR-Euro Dollar
GBP-British Pound
JPY-Japanese Yen
US$-U.S. Dollar

5. CREDIT RISK AND CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

6. OTHER
   As of December 31, 2001, the Government Cash Fund had 1 shareholder who individually owned 21.9% of total shares outstanding and 1 omnibus account, comprised of several individual shareholders, which amounted to 12.0% of total shares outstanding. None of the accounts are affiliated with PNX. In addition, affiliate holdings are presented in the table located within Note 2.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)


7. FEDERAL INCOME TAX INFORMATION
   The following Funds have capital loss carryovers which may be used to offset future capital gains.

                                                                          Expiration Year
                                            --------------------------------------------------------------------------
                                              2002         2004         2005         2007         2008         2009         Total
                                            ---------   ----------    --------     --------     --------    ----------   -----------
Appreciation Fund .......................   $      --   $       --    $     --     $     --     $     --    $3,502,512   $ 3,502,512
Government Cash Fund ....................          --           --     105,519           --           --            --       105,519
Government Fund .........................   6,818,541    1,010,121          --      334,701      833,427            --     8,996,790
Growth & Income Fund ....................          --           --          --           --           --     3,341,522     3,341,522
Managed Assets ..........................          --           --          --           --           --     1,490,291     1,490,291
Strategy Fund ...........................          --           --          --           --           --     8,644,665     8,644,665

   For the year ended December 31, 2001, the Government Fund utilized capital loss carryovers deferred in the prior year in the amount of $408,614. As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the respective schedule of investments) were as follows:

                                                 Undistributed    Undistributed
                                                   Ordinary        Long-Term
                                                    Income        Capital Gains
                                                 -------------    -------------
Appreciation Fund                                 $       --        $      --
Government Cash Fund                                      --               --
Government Fund                                      120,599               --
Growth & Income Fund                                      --               --
Managed Assets                                     1,798,754               --
Strategy Fund                                             --               --

   The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.


8. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, treatment of foreign currency transactions, premium amortization, non-taxable dividends, and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Trust. The following funds recorded reclassifications to increase (decrease) the accounts listed below:

                          Undistributed     Accumulated       Capital paid in
                         net investment    net realizedon         shares of
                         income (loss)      gain (loss)      beneficial interest
                         --------------    --------------    -------------------
Appreciation Fund           $876,737         $107,598           $  (984,335)
Government Fund               39,278            3,722               (43,000)
Growth & Income Fund         207,979          (18,345)             (189,634)
Managed Assets               635,443          811,609            (1,447,052)
Strategy Fund                444,248            1,965              (446,213)

   This report is not authorized for distribution to prospective investors in the Phoenix-Zweig Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

(LOGO)
PRICEWATERHOUSECOOPERS PCW
[GRAPHIC OMITTED]


To the Board of Trustees and Shareholders of Phoenix-Zweig Trust


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Zweig Appreciation Fund, Phoenix-Zweig Government Cash Fund, Phoenix-Zweig Government Fund, Phoenix-Zweig Growth & Income Fund, Phoenix-Zweig Managed Assets and Phoenix-Zweig Strategy Fund (constituting the Phoenix-Zweig Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS LLP

New York, New York
February 8, 2002

                               PHOENIX-ZWEIG TRUST

                            PART C--OTHER INFORMATION

ITEM 23. EXHIBITS


               a.          Agreement and Declaration of Trust.(7)

               b.          By-laws of the Trust.(7)

               c.          Instruments defining shareholder rights incorporated by reference to Exhibits a.1 and a.2 above.

             d.1.          Management Agreement between the Trust and Zweig/Glaser Advisers LLC.(9)

             d.2.          Servicing Agreement between Zweig/Glaser Advisers LLC and Zweig Consulting LLC(9)

               e.          None.

               f.          None.

               g.          Form of Custody Agreement (the "Custody Agreement") between the Registrant and Bank of New York. (3)

               h.          Form of Transfer Agency Agreement (the "Transfer Agency Agreement") between the Trust and PEPCO.(9)

               i.          None.

               j.          Consent of PricewaterhouseCoopers LLP, Independent Public Accountant.(11)

               k.          None.

             l.1.          Subscription Agreement for Shares of the Government Securities.(2)

             l.2.          Subscription Agreement for Shares of the Zweig Strategy Fund.(4)

             l.3.          Subscription Agreement for Class C (f/k/a B Shares) Shares of the Trust.(5)

             l.4.          Subscription Agreement for Shares of Zweig Managed Assets.(6)

             l.5.          Subscription Agreement for Shares of the Zweig Appreciation Fund.(1)

               m.          Distribution Plan pursuant to Rule 12b-1 as Exhibit 15.(10)

               n.          Financial Data Schedules.

               o.          Amended and Restated Rule 18f-3 Plan as Exhibit 18.(8)

               p.          Codes of Ethics of the Trust, the Adviser and the Distributor.(11)

               q.          Powers of Attorney for James Balog, Claire B. Benenson, S. Leland Dill, Philip R. McLoughlin and
                           Donald B. Romans.(10)

              ----------


              (1)          Incorporated by reference to the Trust's Registration Statement on Form N-1A, filed previously on
                           September 28, 1984.

              (2)          Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of the
                           Trust on Form N-1A, filed previously on November 27, 1985.

              (3)          Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of the
                           Trust on Form N-1A, filed previously on February 28, 1986.

              (4)          Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement of the
                           Trust on Form N-1A, filed previously on October 20, 1989.

              (5)          Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of the
                           Trust on Form N-1A, filed previously on March 2, 1992.

              (6)          Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of the
                           Trust on Form N-1A, filed previously on February 26, 1993.

              (7)          Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of the
                           Trust on Form N-1A, filed previously on April 30, 1996.



              (8)          Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement of the
                           Trust on Form N-1A, filed previously on August 20, 1997.

              (9)          Incorporated by reference to Post-Effective Amendment No. 48 on Form N-1A, filed previously on May 3,
                           1999.

              (10)         Incorporated by reference to Post-Effective Amendment No. 50 on Form N-1A filed previously on May 1,
                           2000.

              (11)         Filed herewith.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

    The Fund does not control and is not under common control with any other person.

ITEM 25. INDEMNIFICATION

    The Agreement and Declaration of Trust dated April 26, 1996 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

    All of the information required by this item is set forth in the Form ADV, as currently amended, of Zweig/Glaser Advisers LLC and Zweig Consulting LLC (SEC File Nos. 801-56470 and 801-56184), which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

    (a) PEPCO also serves as the principal underwriter for the following other investment companies:

    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix-Euclid Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

    (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

              NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------
Michael E. Haylon                                     Director                                        Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                                  Director and Chairman                             Trustee and Chairman
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer                                      Director, Executive Vice President,             Executive Vice President
56 Prospect Street                                    Chief Financial Officer and Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                                        President,                                      Executive Vice President
56 Prospect St.                                       Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480


G. Jeffrey Bohne                                      Senior Vice President,                                    None
101 Munson Street                                     Chief Mutual Fund
P.O. Box 810                                          Customer Service
Greenfield, MA 01302-0810

Robert S. Driessen                                    Vice President, Compliance                           Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter                                  Assistant Vice President,                          Assistant Treasurer
56 Prospect Street                                    Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of (1) the Registrant at 900 Third Avenue, 31st Floor, New York, New York 10022, (2) Zweig Consulting LLC, at 900 Third Avenue, New York, New York 10022, (3) State Street Bank and Trust Company, at 1776 Heritage Drive, North Quincy, Massachusetts 02171-2197, (4) Registrant's Transfer Agent, Phoenix Equity Planning Corporation, at 56 Prospect Street, Hartford, CT 06115.

ITEM 29. MANAGEMENT SERVICES
    Not applicable.

ITEM 30. UNDERTAKINGS
    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of April, 2002.


ATTEST:                                     PHOENIX-ZWEIG TRUST

/S/ NANCY J. ENGBERG                        BY: /S/ MARTIN E. ZWEIG
-----------------------------------             --------------------------------
    NANCY J. ENGBERG                            MARTIN E. ZWEIG
    ASSISTANT SECRETARY                         PRESIDENT




    Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 26th day of April, 2002.


                     SIGNATURE                                         TITLE
                     ---------                                         -----

                                                          Trustee
       ---------------------------------------
       James Balog*


                                                          Trustee
       ---------------------------------------
       Claire B. Benenson*


       /s/ Nancy G. Curtiss                               Treasurer (principal financial
       ---------------------------------------            and accounting officer)
       Nancy G. Curtiss


                                                          Trustee
       ---------------------------------------
       S. Leland Dill*



       /s/ Philip R. McLoughlin                           Trustee

       ---------------------------------------
       Philip R. McLoughlin


                                                          Trustee

       ---------------------------------------
       Donald B. Romans*


       /s/ Martin E. Zweig                                President
       ---------------------------------------            (principal executive officer)
       Martin E. Zweig



*By /s/ Philip R. McLoughlin
    -----------------------------------------
* Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney previously filed.